UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

  CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04356
                                   ---------

                      FRANKLIN CALIFORNIA TAX-FREE TRUST
                      ----------------------------------
              (Exact name of registrant as specified in charter)

                ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
            (Address of principal executive offices) (Zip code)

       MURRAY L. SIMPSON, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
       -----------------------------------------------------------------
                    (Name and address of agent for service)

      Registrant's telephone number, including area code: (650) 312-2000
                                                          --------------

Date of fiscal year end:  06/30
                          -----

Date of reporting period: 12/31/04
                          --------

ITEM 1. REPORTS TO STOCKHOLDERS.


                                [GRAPHIC OMITTED]

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                                                               DECEMBER 31, 2004
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                                                     Franklin California Insured
                                                     Tax-Free Income Fund

                                                     Franklin California
                                                     Intermediate-Term
                                                     Tax-Free Income Fund

                                                     Franklin California
                                                     Limited-Term
                                                     Tax-Free Income Fund

                                                     Franklin California
                                                     Tax-Exempt Money Fund

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      SEMIANNUAL REPORT AND SHAREHOLDER LETTER          TAX-FREE INCOME
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                FRANKLIN
        CALIFORNIA TAX-FREE TRUST                    Eligible shareholders can
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                                                     See inside for details.
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                                    [LOGO](R)
                            FRANKLIN(R) TEMPLETON(R)
                                   INVESTMENTS

                    FRANKLIN  o  Templeton  o  Mutual Series

                                   FRANKLIN TEMPLETON INVESTMENTS

                                   GAIN FROM OUR PERSPECTIVE

                                   Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups -- Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE              Each of our portfolio management groups
                                   operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                                   FRANKLIN. Founded in 1947, Franklin is a leader in tax-free investing and a driving force in fixed income investing around the globe. They also bring expertise in growth- and value-style U.S. equity investing.

                                   TEMPLETON. Founded in 1940, Templeton
                                   pioneered international investing and, in
                                   1954, launched what has become the industry's oldest global fund. Today, with research offices in over 25 countries, they offer investors the broadest global reach in the industry.

                                   MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among undervalued stocks, arbitrage situations and distressed companies.

TRUE DIVERSIFICATION               Because our management groups work
                                   independently and adhere to distinctly
                                   different investment approaches, Franklin,
                                   Templeton and Mutual Series funds typically have a low overlap of securities. That's why our funds can be used to build truly diversified portfolios covering every major asset class.

RELIABILITY YOU CAN TRUST          At Franklin Templeton Investments, we seek to
                                   consistently provide investors with
                                   exceptional risk-adjusted returns over the long term, as well as the reliable account services that have helped us become one of the most trusted names in financial services.

--------------------------------------------------------------------------------
 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS
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[GRAPHIC]

Not part of the semiannual report

CONTENTS

SHAREHOLDER LETTER .......................................................    1

SPECIAL FEATURE:

Understanding Your Tax-Free Income Fund ..................................    4

SEMIANNUAL REPORT

State Update and Municipal Bond Market Overview ..........................    7

Franklin California Insured Tax-Free Income Fund .........................    9

Franklin California Intermediate-Term Tax-Free Income Fund ...............   16

Franklin California Limited-Term Tax-Free Income Fund ....................   23

Franklin California Tax-Exempt Money Fund ................................   28

Financial Highlights and Statements of Investments .......................   32

Financial Statements .....................................................   66

Notes to Financial Statements ............................................   71

Shareholder Information ..................................................   82

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SHAREHOLDER LETTER

Dear Shareholder:

During the six-month period ended December 31, 2004, the U.S. economy continued to grow, although somewhat slower than at the beginning of 2004. Growth was supported by low interest rates, benign inflation, improving economic data and positive corporate earnings reports. Counterbalancing these positive factors were record-high oil prices and concerns about U.S. budget deficits and their potential long-term effects on interest rates and economic growth.

U.S. bond markets surprisingly posted steady returns when many analysts expected rates to rise and hurt bonds' performance. The 10-year Treasury yield began at a period high of 4.62%. Many analysts forecast higher long-term rates because of inflation fears and the Federal Reserve Board's (Fed's) "measured pace" of raising short-term rates. The Fed raised the federal funds target rate four times during the period, bringing it from 1.25% to 2.25%. However, rising oil prices tempered expectations for strong growth and growth-driven inflation, and the yield on the 10-year Treasury declined to 4.24% at period-end.

We continue to believe that inflation still remains relatively tame and that in the near future there is little reason to fear the high inflation and high interest rates we experienced in the 1970s and 1980s. Long-term interest rates are largely

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Log in at franklintempleton.com and click on eDelivery. Shareholders who are
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NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
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                                          Not part of the semiannual report  | 1
driven by the market's expectation of inflation. As the economy keeps improving, it is reasonable to expect prices for goods and services to rise. Productivity is still strong by historical standards and there is a perceived slack in the economy that might allow it to grow without exerting large inflationary pressures. While we do agree with most market observers who think rates might be too low given the fundamentals, we do not believe that inflation or interest rates should rise rapidly. The economic environment appears relatively stable, and we expect rates to gradually reach levels typical of this environment. At the same time, we remain mindful of potential inflationary risks posed by the U.S. budget and trade deficits and their effect on the value of the U.S. dollar versus other currencies. A sustained dollar decline would make import prices higher for American consumers, which would contribute to higher inflation, but no one can tell the extent to which the dollar might fall and how effectively the government can reduce the deficits.

Oil prices reached a record high in October, but declined to $43 a barrel by period-end. Although there is much discussion about the point at which the price of oil can trigger a recession or stagflation, there is no definite consensus. However, recent supply and demand conditions made it hard to anticipate future oil price movements and what effect, if any, they could have on our economy. We believe that, at recent levels, the price of oil is likely to have a minor, lagging negative effect on economic growth. We also believe that increased oil prices alone will not lead to higher overall inflation.

At times of such volatility, we continue to recommend investors consult their financial advisors and review their portfolios to design a strategy and portfolio allocation that meet their individual needs, goals and risk tolerance. Municipal bonds provide tax-free income and diversification from equities. Despite periods of volatility, municipal bonds have a solid long-term record of performance, driven mostly by their income component.

In the enclosed semiannual report for Franklin California Tax-Free Trust, the portfolio managers discuss municipal bond market conditions, investment decisions and Fund performance during the period. You can also find specific performance data and financial information about your Fund. Please remember that all securities markets fluctuate, as do mutual fund share prices.

If you would like more frequent updates, FRANKLINTEMPLETON.COM provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely commentary from portfolio managers, and find helpful financial planning tools. We hope you will take advantage of these online services.


2 |  Not part of the semiannual report

We appreciate your confidence in us and encourage you to contact us when you have questions about your Franklin Templeton tax-free investment.

Sincerely,


/s/ Charles B. Johnson

Charles B. Johnson
Chairman
Franklin California Tax-Free Trust


/s/ Sheila Amoroso
Sheila Amoroso


/s/ Rafael R. Costas Jr.
Rafael R. Costas Jr.

Senior Vice Presidents and Co-Directors
Franklin Municipal Bond Department

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF DECEMBER 31, 2004. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT HAVE BEEN OBTAINED FROM SOURCES CONSIDERED RELIABLE.


                                          Not part of the semiannual report  | 3

SPECIAL FEATURE

UNDERSTANDING YOUR TAX-FREE INCOME FUND --
WHAT CAUSES DIVIDENDS AND FUND PRICES TO FLUCTUATE

DID YOU EVER WONDER WHY YOUR TAX-FREE INCOME FUND SHARE PRICE FLUCTUATES? OR WHY THE DIVIDENDS YOU RECEIVE FROM YOUR TAX-FREE INCOME FUND AREN'T ALWAYS THE SAME? AT FRANKLIN TEMPLETON INVESTMENTS, MAXIMIZING TAX-FREE INCOME AND PRESERVING OUR SHAREHOLDERS' CAPITAL ARE OUR TOP PRIORITIES. EVEN SO, CHANGES IN THE ECONOMY AND INTEREST RATES CAN HAVE AN IMPACT ON YOUR FUND'S SHARE PRICE AND DIVIDENDS.

BELOW, YOU'LL FIND ANSWERS TO COMMONLY ASKED QUESTIONS ABOUT THE RELATIONSHIP BETWEEN MUNICIPAL BONDS AND INTEREST RATES. UNDERSTANDING WHAT AFFECTS YOUR TAX-FREE INCOME FUND MAY HELP YOU BECOME A MORE EFFECTIVE INVESTOR.

Q.    WHAT IS THE DIFFERENCE BETWEEN SHORT- AND LONG-TERM INTEREST RATES?

A. The Federal Reserve Board controls the Federal funds target rate (Fed funds rate), which in turn influences the market for shorter-term securities. The Fed closely monitors the economy and has the power to raise or lower the Fed funds rate in order to keep inflation in check or to help stimulate the economy. The Fed funds rate is the rate that banks charge other banks for overnight loans.

      Long-term interest rates, as represented by yields of the 10-year or 30-year Treasury bond, are market-driven and tend to move in anticipation of changes in the economy and inflation.

Q.    WHAT CAUSES INTEREST RATES TO RISE AND FALL?

A. Interest rate trends are primarily determined by economic factors such as inflation, the strength of the U.S. dollar and the pace of economic growth. For example, strong economic growth can lead to inflation. If the Fed becomes concerned about inflation, it may attempt to cool the economy by raising the Fed funds rate, as it did from late June 2004 to December 2004. On the other hand, if the economy slows down, the Fed may lower the Fed funds rate to stimulate economic growth, as we witnessed from January 2001 to June 2003. Over the summer of 2003, and again in spring 2004, long-term interest rates rose from historic lows in response to indications of the beginning of an economic recovery.

[GRAPHIC Q&A]

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NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
-----------------------------------------------------


4 |  Not part of the semiannual report

Q.    HOW DO CHANGES IN INTEREST RATES AFFECT BOND PRICES?

A. Typically, bond prices move in the opposite direction of interest rates. So, when interest rates rise, bond prices fall, and conversely, when rates decline, bond prices tend to rise in value.

      When rates go up, newly issued bonds, with their new, higher yields become more attractive than comparable existing bonds with lower yields. So, investors who want to sell their existing bonds have to reduce their prices to make them equally attractive.

      [GRAPHIC]

      Generally, tax-free income fund portfolios comprising municipal bonds with longer maturities are more sensitive to changes in long-term interest rates than portfolios with shorter-term municipal bonds. Similarly funds with shorter-term municipal bonds are typically more influenced by short-term rate changes than funds with longer-term municipal bonds.

      But, while tax-free income fund prices will fluctuate with interest rate changes, it's important to remember that price movement is only part of the picture. As a tax-free income fund investor, you also receive monthly tax-free income(1), which has historically been the largest component of total return for municipal bonds.(2) Total return includes price movement (capital appreciation or depreciation) and income. And since bonds generally pay interest whether prices move up or down, the interest from municipal bonds can help cushion a fund's overall total return, especially when rates are rising.

Q.    HOW DO INTEREST RATES AFFECT MY TAX-FREE DIVIDENDS?

A. When interest rates decline, municipal bond issuers often "call" or redeem existing higher-yielding bonds and replace them with new, lower-yielding bonds to reduce the amount of interest they pay on the debt. As funds then have to reinvest proceeds from the called bonds into new lower-yielding bonds, their investment earnings decline, and the dividends paid out to shareholders also decline.

(1) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(2) Source: Lehman Brothers Municipal Bond Index, 12/31/04. Total return includes compounded income and capital appreciation over the 20-year period ending 12/31/04. PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

                                                                   [GRAPHIC Q&A]


                                          Not part of the semiannual report  | 5

      Higher interest rates may lead to higher dividends. When interest rates rise, fewer bonds are called and fund managers may have the opportunity to invest in new, higher-yielding bonds. As a result, the funds' investment earnings can increase, and they are able to pay out higher dividends to shareholders over time.

Q. WHAT IS THE BENEFIT OF FRANKLIN'S INVESTMENT APPROACH WHEN INTEREST RATES ARE VOLATILE?

A. Since 1977, Franklin has consistently adhered to a strategy of investing for high, current, tax-free income while working to preserve shareholders' capital.(1)

      Our straightforward, "plain-vanilla" approach to investing means we do not use leverage or invest in speculative derivatives or futures, which could increase the level of risk for our fund portfolios, especially when interest rates are volatile. Similarly, we do not try to time the market and predict interest rate movements. Instead, we carefully select bonds for our fund portfolios that we believe should provide a high level of stable income until maturity.

      We generally invest in current coupon securities to maximize tax-free income. Over time, as we invest in different interest rate climates, the portfolios become well diversified with a broad range of ()securities. As a result of this strategy, we own many older securities with higher coupons, which are generally less sensitive to interest rate movements and help to provide stability to our fund portfolios.

      Our tax-free income fund investment strategy cannot eliminate interest rate risk, but it can help to reduce this risk.

Q. HOW DO STATE BUDGET DEFICITS AND CREDIT RATING DOWNGRADES AFFECT MY TAX-FREE INCOME FUND?

A. Many states have been facing budget challenges, as the recent economic slowdown has had an impact on virtually every tax-related revenue source. As finances for state governments have deteriorated, independent rating agencies have downgraded debt ratings or issued negative outlooks for some states' general obligation debt. Rating downgrades may lead to increased price volatility for certain fund holdings over the short term. However, over the long term, because of our income-focused strategy, lower-rated bonds may also present an attractive investment opportunity. Lower ratings on state debt can translate into higher yields paid to bondholders and potentially higher dividends to shareholders over time.

Q.    WHAT ARE THE KEY BENEFITS OF INVESTING IN TAX-FREE INCOME FUNDS?

A. It's important to remember the reasons to own tax-free income funds don't change when market conditions change. For long-term investors seeking monthly, tax-free income and portfolio diversification, we believe tax-free income funds are an attractive investment option. At Franklin, we will continue to serve our shareholders by seeking to provide a high level of tax-free income consistent with prudent investment management and the preservation of shareholders' capital.

        [LOGO](R)
FRANKLIN(R) TEMPLETON(R)
       INVESTMENTS


6 |  Not part of the semiannual report

SEMIANNUAL REPORT

STATE UPDATE AND MUNICIPAL
BOND MARKET OVERVIEW

California's diverse, wealthy economy experienced a trend of moderate economic recovery in private sector employment and personal income growth. The state's natural advantages of location on the Pacific Rim and proximity to population and industry centers, including high technology, trade and entertainment, continued to power the Golden State's economic progress. Southern California showed strong signs of economic and job growth, driven by new defense buildup, healthy travel and tourism and busy port activities. Northern California's economy stabilized with recent indications of a high technology turnaround, but with little job growth during the period. California's unemployment rate was 5.8% in December 2004 while the national average was 5.4%.(1)

State finances improved as tax collections for fiscal year 2004 reflected high personal income and sales tax receipts. Through October 2004, tax revenues were about $1 billion ahead of budget. The state averted an immediate liquidity crisis when voters approved $15 billion of deficit-financing bonds in March 2004.(2) The Economic Recovery Bonds allowed the state to fund past, current and future general fund operating deficits and for the time being eliminated immediate liquidity concerns. However, heavy reliance on bond issuance does not address the structural gap between ongoing revenues and expenses, and true fiscal reform such as tax increases and expense cuts may be necessary to hold down future liquidity pressures. Furthermore, a rising debt level that nearly doubled in the last four years is not currently a credit concern but puts California in an above-average level of indebtedness relative to other states.

Given the established recovery trend in the state's economy and tax revenues, as well as an improved budgetary and liquidity outlook, independent credit rating agency Standard & Poor's (S&P) assigned California's general obligation bonds an A rating with a stable outlook.(3) However, the state's rating still remained well below the 50-state credit quality averages due to significant ongoing fiscal challenges, plus administrative and legal factors that weaken its financial flexibility compared with other states.

(1)   Source: Bureau of Labor Statistics.

(2) Source: Standard & Poor's, "Research: Summary: California; Tax Secured, General Obligation," RATINGSDIRECT, 12/10/04.

(3)   This does not indicate Standard & Poor's rating of the Fund.


                                                          Semiannual Report  | 7

Municipal bonds performed well during the six-month reporting period as interest rates generally declined while the financial markets had to digest a presidential election, federal funds target rate increases, record high oil prices, mixed economic releases and the continued war on terrorism. Municipal and Treasury bond yields moved downward: 10- and 30-year Treasury bond yields declined 38 and 46 basis points (100 basis points equal one percent) and 10- and 30-year AAA municipal bond yields, as indicated by Municipal Market Data, declined 43 and 41 basis points.(4) As yields fell, bond prices rose and the Lehman Brothers Municipal Bond Index returned 5.19% for the period under review.(5)

Municipal bonds were able to record positive results even though the Federal Reserve Board, responding to strong second quarter 2004 growth in gross domestic product and employment, continued a measured pace of interest rate increases. With four successive 25 basis-point hikes during the reporting period, the federal funds target rate rose from 1.25% to 2.25%. At the same time, employment and economic growth numbers generally did not meet market expectations during the third and fourth quarters. Consequently, bond markets rose and brought intermediate- and long-term yields lower so that the yield curve, which illustrates bond yields from short to long maturities, flattened somewhat during the reporting period.

New-issue volume for municipal bonds was relatively large for the calendar year. Municipalities issued more than $358 billion in new debt as overall interest rate levels remained low.(6) Although this figure was down 6.6% from 2003 (a record year), 2004 was the third successive year of more than $300 billion dollars in new issuance.(6) Demand for municipal bonds remained strong as investors sought to reinvest proceeds from a combination of coupon payments, maturities and bond calls. During the reporting period, municipal bonds continued to offer attractive yields relative to comparable taxable fixed income securities, which also assisted in boosting demand from relative value investors who looked for opportunities in the taxable and tax-exempt markets.

(4)   Source: Thomson Financial.

(5) Source: Lehman Brothers Inc. The Lehman Brothers Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. All bonds included have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $5 million and be issued as part of a transaction of at least $50 million. The bonds must be dated after 12/31/90, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates and derivatives are excluded from the index. The index has four main bond sectors: general obligation, revenue, insured and prerefunded.

(6)   Source: THE BOND BUYER.

THIS DISCUSSION REFLECTS OUR ANALYSIS AND OPINIONS AS OF DECEMBER 31, 2004, THE END OF THE REPORTING PERIOD. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT HAVE BEEN OBTAINED FROM SOURCES CONSIDERED RELIABLE.


8 |  Semiannual Report

FRANKLIN CALIFORNIA INSURED
TAX-FREE INCOME FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin California Insured Tax-Free Income Fund seeks to provide high, current income exempt from federal and California state personal income taxes consistent with prudent investment management and the preservation of capital by investing at least 80% of its total assets in insured securities that pay interest free from such taxes.(1),
(2)

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PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE
FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Franklin California Insured Tax-Free Income Fund's semiannual report for the period ended December 31, 2004.

PERFORMANCE OVERVIEW

Because bond yield and price typically move in opposite directions, as municipal bond yields fell, bond prices rose for the six-month reporting period. The Fund's Class A share price, as measured by net asset value, increased from $12.24 on June 30, 2004, to $12.67 on December 31, 2004. The Fund's Class A shares paid dividends totaling 28.02 cents per share for the same period.(3) The Performance Summary beginning on page 11 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 4.19%. An investor in the 2004 maximum combined federal and California state personal income tax bracket of 41.05% would need to earn a distribution rate of 7.11% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class B and C shares' performance, please see the Performance Summary.

INVESTMENT STRATEGY

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain our exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, the Fund's portfolio becomes well diversified with a broad range of coupons, calls and maturities. This broad diversification may

(1) For investors subject to the alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

(2) The insurance relates only to the payment of principal and interest on the portfolio's insured securities. No representation is made as to any insurer's ability to meet its commitments.

(3) Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 35.


                                                          Semiannual Report  | 9

PORTFOLIO BREAKDOWN
Franklin California Insured
Tax-Free Income Fund
12/31/04

---------------------------------------------------------------
                                                     % OF TOTAL
                                         LONG-TERM INVESTMENTS*
---------------------------------------------------------------
General Obligation                                        19.4%
---------------------------------------------------------------
Transportation                                            17.5%
---------------------------------------------------------------
Utilities                                                 12.4%
---------------------------------------------------------------
Subject to Government Appropriations                      11.6%
---------------------------------------------------------------
Tax-Supported                                             11.4%
---------------------------------------------------------------
Hospital & Health Care                                     8.2%
---------------------------------------------------------------
Higher Education                                           7.1%
---------------------------------------------------------------
Prerefunded                                                7.1%
---------------------------------------------------------------
Other Revenue                                              4.6%
---------------------------------------------------------------
Housing                                                    0.7%
---------------------------------------------------------------

*     Does not include short-term investments and other net assets.

DIVIDEND DISTRIBUTIONS*
Franklin California Insured Tax-Free Income Fund
7/1/04-12/31/04

--------------------------------------------------------------------------------
                                                    DIVIDEND PER SHARE
                                         ---------------------------------------
MONTH                                      CLASS A       CLASS B       CLASS C
--------------------------------------------------------------------------------
July                                      4.68 cents    4.11 cents    4.09 cents
--------------------------------------------------------------------------------
August                                    4.68 cents    4.11 cents    4.09 cents
--------------------------------------------------------------------------------
September                                 4.68 cents    4.11 cents    4.11 cents
--------------------------------------------------------------------------------
October                                   4.68 cents    4.11 cents    4.11 cents
--------------------------------------------------------------------------------
November                                  4.68 cents    4.11 cents    4.11 cents
--------------------------------------------------------------------------------
December                                  4.62 cents    4.02 cents    4.03 cents
--------------------------------------------------------------------------------
TOTAL                                    28.02 CENTS   24.57 CENTS   24.54 CENTS
--------------------------------------------------------------------------------

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

help mitigate interest rate risk. We generally stay fully invested to maximize income distribution.

MANAGER'S DISCUSSION

The Fund was subject to bond calls during the six months under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table. Our value- oriented philosophy of investing primarily for income, combined with a relatively steep yield curve, favored longer-term bonds. Consistent with our strategy, we sought to remain fully invested in bonds that maintain an average weighted maturity of 15 to 30 years in maturity with good call features. We also maintained our conservative, buy-and-hold investment strategy as we attempted to provide shareholders with high, current, tax-free income.

Thank you for your participation in Franklin California Insured Tax-Free Income Fund. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


10 |  Semiannual Report

PERFORMANCE SUMMARY AS OF 12/31/04

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------
CLASS A                                        CHANGE   12/31/04   6/30/04
--------------------------------------------------------------------------
Net Asset Value (NAV)                         +$ 0.43   $  12.67   $ 12.24
--------------------------------------------------------------------------
DISTRIBUTIONS (7/1/04-12/31/04)
--------------------------------------------------------------------------
Dividend Income                    $ 0.2802
--------------------------------------------------------------------------

--------------------------------------------------------------------------
CLASS B                                        CHANGE   12/31/04   6/30/04
--------------------------------------------------------------------------
Net Asset Value (NAV)                         +$ 0.44   $  12.73   $ 12.29
--------------------------------------------------------------------------
DISTRIBUTIONS (7/1/04-12/31/04)
--------------------------------------------------------------------------
Dividend Income                    $ 0.2457
--------------------------------------------------------------------------

--------------------------------------------------------------------------
CLASS C                                        CHANGE   12/31/04   6/30/04
--------------------------------------------------------------------------
Net Asset Value (NAV)                         +$ 0.44   $  12.78   $ 12.34
--------------------------------------------------------------------------
DISTRIBUTIONS (7/1/04-12/31/04)
--------------------------------------------------------------------------
Dividend Income                    $ 0.2454
--------------------------------------------------------------------------


                                                         Semiannual Report  | 11

PERFORMANCE

CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN INCLUDES MAXIMUM SALES CHARGES.

--------------------------------------------------------------------------------------------------------
CLASS A                                     6-MONTH             1-YEAR     5-YEAR          10-YEAR
--------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                   +5.84%             +4.72%     +39.42%         +87.83%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return(2)               +1.37%             +0.28%      +5.95%          +6.05%
--------------------------------------------------------------------------------------------------------
   Distribution Rate(3)                                 4.19%
--------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate(4)              7.11%
--------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield(5)                         3.60%
--------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield(4)                          6.11%
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
CLASS B                                     6-MONTH             1-YEAR     3-YEAR     INCEPTION (2/1/00)
--------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                   +5.61%             +4.13%     +16.52%         +37.34%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return(2)               +1.61%             +0.13%      +4.32%          +6.35%
--------------------------------------------------------------------------------------------------------
   Distribution Rate(3)                                 3.79%
--------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate(4)              6.43%
--------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield(5)                         3.21%
--------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield(4)                          5.44%
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
CLASS C                                     6-MONTH             1-YEAR     5-YEAR     INCEPTION (5/1/95)
--------------------------------------------------------------------------------------------------------
Cumulative Total Return(1)                   +5.59%             +4.10%     +35.62%         +66.84%
--------------------------------------------------------------------------------------------------------
Average Annual Total Return(2)               +4.59%             +3.10%      +6.28%          +5.44%
--------------------------------------------------------------------------------------------------------
   Distribution Rate(3)                                 3.78%
--------------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate(4)              6.41%
--------------------------------------------------------------------------------------------------------
   30-Day Standardized Yield(5)                         3.21%
--------------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield(4)                          5.44%
--------------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


12 |  Semiannual Report

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge. Six-month return has not been annualized.

(3) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Classes B and C) per share on 12/31/04.

(4) Taxable equivalent distribution rate and yield assume the published rates as of 12/23/04 for the maximum combined federal and California state personal income tax bracket of 41.05%, based on the federal income tax rate of 35.00%.

(5) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 12/31/04.


                                                         Semiannual Report  | 13

YOUR FUND'S EXPENSES

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


14 |  Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------
                                          BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
CLASS A                                     VALUE 6/30/04     VALUE 12/31/04   PERIOD* 6/30/04-12/31/04
-------------------------------------------------------------------------------------------------------
Actual                                        $ 1,000           $ 1,058.40              $ 3.16
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)      $ 1,000           $ 1,022.13              $ 3.11
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
CLASS B
-------------------------------------------------------------------------------------------------------
Actual                                        $ 1,000           $ 1,056.10              $ 6.01
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)      $ 1,000           $ 1,019.36              $ 5.90
-------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------
CLASS C
-------------------------------------------------------------------------------------------------------
Actual                                        $ 1,000           $ 1,055.90              $ 6.01
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)      $ 1,000           $ 1,019.36              $ 5.90
-------------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.61%; B: 1.16%; and C: 1.16%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                                                         Semiannual Report  | 15

FRANKLIN CALIFORNIA INTERMEDIATE-TERM
TAX-FREE INCOME FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin California Intermediate-Term Tax-Free Income Fund seeks to provide high, current income exempt from federal and California state personal income taxes consistent with prudent investment management and the preservation of capital, by investing at least 80% of its total assets in securities that pay interest free from such taxes and by maintaining a dollar-weighted average portfolio maturity (the time at which the debt must be repaid) of 3 to 10 years.(1)

--------------------------------------------------------------------------------
PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

CREDIT QUALITY BREAKDOWN*
Franklin California Intermediate-Term Tax-Free Income Fund
12/31/04

--------------------------------------------------------------------------------
                                                               % OF TOTAL
RATINGS                                                  LONG-TERM INVESTMENTS**
--------------------------------------------------------------------------------
AAA                                                               52.5%
--------------------------------------------------------------------------------
AA                                                                 5.2%
--------------------------------------------------------------------------------
A                                                                 19.1%
--------------------------------------------------------------------------------
BBB                                                                9.6%
--------------------------------------------------------------------------------
Below Investment Grade                                             0.6%
--------------------------------------------------------------------------------
Not Rated by S&P                                                  13.0%
--------------------------------------------------------------------------------

* Standard & Poor's (S&P) is the primary independent rating agency. Moody's and Fitch are the secondary and tertiary rating agencies. Securities not rated by an independent rating agency are assigned comparable internal ratings. Ratings for securities not rated by S&P are in the table below.

**    Does not include short-term investments and other net assets.

RATINGS           MOODY'S            FITCH            INTERNAL
AAA or Aaa           2.3%              --                 1.0%
A                    0.6%              --                 0.5%
BBB or Baa           1.2%             0.3%                7.1%
--------------------------------------------------------------
Total                4.1%             0.3%                8.6%

--------------------------------------------------------------------------------

We are pleased to bring you Franklin California Intermediate-Term Tax-Free Income Fund's semiannual report for the period ended December 31, 2004.

PERFORMANCE OVERVIEW

Because bond yield and price typically move in opposite directions, as municipal bond yields fell, bond prices rose for the six-month reporting period. The Fund's

(1) For investors subject to the alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 48.


16 |  Semiannual Report

Class A share price, as measured by net asset value, increased from $11.36 on June 30, 2004, to $11.65 on December 31, 2004. The Fund's Class A shares paid dividends totaling 21.53 cents per share for the same period.(2) The Performance Summary beginning on page 19 shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 3.55%. An investor in the 2004 maximum combined federal and California state personal income tax bracket of 41.05% would need to earn a distribution rate of 6.02% from a taxable investment to match the Fund's Class A tax-free distribution rate. For the Fund's Class C shares' performance, please see the Performance Summary.

INVESTMENT STRATEGY

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain our exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, the Fund's portfolio becomes well diversified with a broad range of coupons, calls and maturities. This broad diversification may help mitigate interest rate risk. We generally stay fully invested to maximize income distributions.

MANAGER'S DISCUSSION

The Fund was subject to bond calls during the six months under review as many municipal bond issuers sought to take advantage of lower interest rates and exercised call options on their outstanding higher-coupon bonds issued several years ago. In general, we were limited to reinvesting the proceeds from these bond calls as well as from cash inflows at current, lower interest rates, which tended to reduce the Fund's income and cause dividend distributions to decline slightly, as shown in the dividend distributions table. Consistent with our strategy, we typically look to remain fully invested in a portfolio of bonds that maintain an average weighted maturity of 3 to 10 years. We also maintained our conservative, buy-and-hold investment strategy as we attempted to provide shareholders with high, current, tax-free income.

PORTFOLIO BREAKDOWN
Franklin California Intermediate-Term Tax-Free Income Fund
12/31/04

--------------------------------------------------------------------------------
                                                                      % OF TOTAL
                                                          LONG-TERM INVESTMENTS*
--------------------------------------------------------------------------------
General Obligation                                                         26.4%
--------------------------------------------------------------------------------
Tax-Supported                                                              18.9%
--------------------------------------------------------------------------------
Hospital & Health Care                                                     13.2%
--------------------------------------------------------------------------------
Subject to Government Appropriations                                       11.4%
--------------------------------------------------------------------------------
Utilities                                                                  10.8%
--------------------------------------------------------------------------------
Prerefunded                                                                 6.2%
--------------------------------------------------------------------------------
Other Revenue                                                               5.2%
--------------------------------------------------------------------------------
Transportation                                                              3.6%
--------------------------------------------------------------------------------
Housing                                                                     2.7%
--------------------------------------------------------------------------------
Higher Education                                                            1.6%
--------------------------------------------------------------------------------

*     Does not include short-term investments and other net assets.

(2) Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.


                                                         Semiannual Report  | 17

DIVIDEND DISTRIBUTIONS*
Franklin California Intermediate-Term Tax-Free Income Fund
7/1/04-12/31/04
---------------------------------------------------------------------
                                             DIVIDEND PER SHARE
                                        -----------------------------
MONTH                                     CLASS A           CLASS C
---------------------------------------------------------------------
July                                     3.60 cents        3.05 cents
---------------------------------------------------------------------
August                                   3.60 cents        3.05 cents
---------------------------------------------------------------------
September                                3.60 cents        3.07 cents
---------------------------------------------------------------------
October                                  3.60 cents        3.07 cents
---------------------------------------------------------------------
November                                 3.60 cents        3.07 cents
---------------------------------------------------------------------
December                                 3.53 cents        2.99 cents
---------------------------------------------------------------------
TOTAL                                   21.53 CENTS       18.30 CENTS
---------------------------------------------------------------------

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Thank you for your participation in Franklin California Intermediate-Term Tax-Free Income Fund. We look forward to serving your future investment needs.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


18 |  Semiannual Report

PERFORMANCE SUMMARY AS OF 12/31/04

FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

--------------------------------------------------------------------------
CLASS A                                        CHANGE   12/31/04   6/30/04
--------------------------------------------------------------------------
Net Asset Value (NAV)                         +$ 0.29   $  11.65   $ 11.36
--------------------------------------------------------------------------
DISTRIBUTIONS (7/1/04-12/31/04)
--------------------------------------------------------------------------
Dividend Income                    $ 0.2153
--------------------------------------------------------------------------

--------------------------------------------------------------------------
CLASS C                                        CHANGE   12/31/04   6/30/04
--------------------------------------------------------------------------
Net Asset Value (NAV)                         +$ 0.30   $  11.67   $ 11.37
--------------------------------------------------------------------------
DISTRIBUTIONS (7/1/04-12/31/04)
--------------------------------------------------------------------------
Dividend Income                    $ 0.1830
--------------------------------------------------------------------------

PERFORMANCE

CLASS A: 2.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY. CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN INCLUDES MAXIMUM SALES CHARGES.

----------------------------------------------------------------------------------------------------
CLASS A(1)                                  6-MONTH             1-YEAR    5-YEAR       10-YEAR
----------------------------------------------------------------------------------------------------
Cumulative Total Return(2)                   +4.47%             +3.97%   +33.55%       +84.92%
----------------------------------------------------------------------------------------------------
Average Annual Total Return(3)               +2.13%             +1.61%    +5.47%        +6.10%
----------------------------------------------------------------------------------------------------
   Distribution Rate(4)                                3.55%
----------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate(5)             6.02%
----------------------------------------------------------------------------------------------------
   30-Day Standardized Yield(6)                        3.01%
----------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield(5)                         5.11%
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------
CLASS C                                                        6-MONTH    1-YEAR  INCEPTION (7/1/03)
----------------------------------------------------------------------------------------------------
Cumulative Total Return(2)                                      +4.26%    +3.39%        +4.38%
----------------------------------------------------------------------------------------------------
Average Annual Total Return(3)                                  +3.26%    +2.39%        +2.89%
----------------------------------------------------------------------------------------------------
   Distribution Rate(4)                                3.07%
----------------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate(5)             5.21%
----------------------------------------------------------------------------------------------------
   30-Day Standardized Yield(6)                        2.50%
----------------------------------------------------------------------------------------------------
   Taxable Equivalent Yield(5)                         4.24%
----------------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.


                                                         Semiannual Report  | 19

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

(1) Past expense reductions by the Fund's manager increased the Fund's total returns. If the manager had not taken this action, the Fund's total returns would have been lower.

(2) Cumulative total return represents the change in value of an investment over the periods indicated and does not include a sales charge.

(3) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes any current, applicable, maximum sales charge. Six-month return has not been annualized.

(4) Distribution rate is based on an annualization of the respective class's current monthly dividend and the maximum offering price (NAV for Class C) per share on 12/31/04.

(5) Taxable equivalent distribution rate and yield assume the published rates as of 12/23/04 for the maximum combined federal and California state personal income tax bracket of 41.05%, based on the federal income tax rate of 35.00%.

(6) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 12/31/04.


20 |  Semiannual Report

YOUR FUND'S EXPENSES

FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                                                         Semiannual Report  | 21

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

---------------------------------------------------------------------------------------------------
                                       BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                   VALUE 6/30/04    VALUE 12/31/04  PERIOD* 6/30/04-12/31/04
---------------------------------------------------------------------------------------------------
Actual                                      $1,000            $1,044.70            $3.45
---------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)    $1,000            $1,021.83            $3.41
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
CLASS C
---------------------------------------------------------------------------------------------------
Actual                                      $1,000            $1,042.60            $6.28
---------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)    $1,000            $1,019.06            $6.21
---------------------------------------------------------------------------------------------------

*     Expenses are equal to the annualized expense ratio for each class (A:
      0.67% and C: 1.22%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


22 |  Semiannual Report

FRANKLIN CALIFORNIA LIMITED-TERM
TAX-FREE INCOME FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin California Limited-Term Tax-Free Income Fund seeks to provide high, current income exempt from federal and California personal income taxes consistent with prudent investment management and the preservation of capital, by investing at least 80% of its total assets in securities that pay interest free from such taxes and by maintaining a dollar-weighted average portfolio maturity (the time at which the debt must be repaid) of five years or less.(1)

--------------------------------------------------------------------------------
PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CREDIT QUALITY BREAKDOWN*
Franklin California Limited-Term Tax-Free Income Fund
Based on Total Long-Term Investments as of 12/31/04**

[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

AAA ..........................  70.7%
AA ...........................   9.6%
A ............................   5.5%
Not Rated by S&P .............  14.2%

* Standard & Poor's (S&P) is the primary independent rating agency. Moody's is the secondary rating agency. Ratings for securities not rated by S&P are in the table below.

**    Does not include short-term investments and other net assets.

RATINGS                        MOODY'S
AAA or Aaa                       8.5%
A                                5.7%
-------------------------------------
Total                           14.2%

--------------------------------------------------------------------------------

We are pleased to bring you Franklin California Limited-Term Tax-Free Income Fund's semiannual report for the period ended December 31, 2004.

PERFORMANCE OVERVIEW

Because bond yield and price typically move in opposite directions, as municipal bond yields fell, bond prices rose for the six-month reporting period. The Fund's

1. For investors subject to the alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 57.


                                                         Semiannual Report  | 23

PORTFOLIO BREAKDOWN
Franklin California Limited-Term
Tax-Free Income Fund
12/31/04

----------------------------------------------
                                   % OF TOTAL
                        LONG-TERM INVESTMENT*
----------------------------------------------
General Obligation                       24.3%
----------------------------------------------
Tax-Supported                            22.7%
----------------------------------------------
Utilities                                15.3%
----------------------------------------------
Subject to Government Appropriations      8.9%
----------------------------------------------
Transportation                            8.8%
----------------------------------------------
Higher Education                          7.5%
----------------------------------------------
Other Revenue                             6.3%
----------------------------------------------
Hospital & Health Care                    6.2%
----------------------------------------------

*     Does not include short-term investments and other net assets.

DIVIDEND DISTRIBUTIONS(2)
Franklin California Limited-Term
Tax-Free Income Fund - Class A
7/1/04-12/31/04

---------------------------------------------
MONTH                      DIVIDEND PER SHARE
---------------------------------------------
July                               1.17 cents
---------------------------------------------
August                             1.17 cents
---------------------------------------------
September                          1.17 cents
---------------------------------------------
October                            1.17 cents
---------------------------------------------
November                           1.17 cents
---------------------------------------------
December                           1.22 cents
---------------------------------------------
TOTAL                              7.07 CENTS
---------------------------------------------

Class A share price, as measured by net asset value, increased from $9.91 on June 30, 2004, to $9.98 on December 31, 2004. The Fund's Class A shares paid dividends totaling 7.07 cents per share for the same period.(2) The Performance Summary beginning on page 25 also shows that at the end of this reporting period the Fund's Class A shares' distribution rate was 1.47%. An investor in the 2004 maximum combined federal and California state personal income tax bracket of 41.05% would need to earn a distribution rate of 2.49% from a taxable investment to match the Fund's Class A tax-free distribution rate.

INVESTMENT STRATEGY

We use a consistent, disciplined strategy to maximize income for our shareholders by seeking to maintain our exposure to higher coupon securities. We generally employ a buy-and-hold approach and invest in securities that we believe should provide the most relative value in the market. As we invest throughout different interest rate environments, the Fund's portfolio becomes well diversified with a broad range of coupons, calls and maturities. This broad diversification may help mitigate interest rate risk. We generally stay fully invested to maximize income distribution.

MANAGER'S DISCUSSION

Consistent with our investment philosophy, we invested in bonds we believed could provide the most relative value from an income perspective. Seeking a dollar-weighted average portfolio maturity of five years or less, we concentrated on the one- to two-year range in an effort to take advantage of rising yields. As a result of our strategy, the Fund was positioned to capture changes in short-term interest rates, preserve capital and produce tax-free income.

Thank you for your participation in Franklin California Limited-Term Tax-Free Income Fund. We look forward to serving your future investment needs.

(2) Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


24 |  Semiannual Report

PERFORMANCE SUMMARY AS OF 12/31/04

FRANKLIN CALIFORNIA LIMITED-TERM TAX-FREE INCOME FUND

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes due on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

-----------------------------------------------------------------------------------------------
CLASS A                                                 CHANGE     12/31/04        6/30/04
-----------------------------------------------------------------------------------------------
Net Asset Value (NAV)                                   +$0.07      $9.98            $9.91
-----------------------------------------------------------------------------------------------
DISTRIBUTIONS (7/1/04-12/31/04)
-----------------------------------------------------------------------------------------------
Dividend Income                              $0.0707
-----------------------------------------------------------------------------------------------

PERFORMANCE(1)

-----------------------------------------------------------------------------------------------
CLASS A                                                 6-MONTH     1-YEAR    INCEPTION (9/2/03)
-----------------------------------------------------------------------------------------------
Cumulative Total Return(2)                               +1.42%     +0.78%           +1.53%
-----------------------------------------------------------------------------------------------
Average Annual Total Return(3)                           +1.42%     +0.78%           +1.15%
-----------------------------------------------------------------------------------------------
   Distribution Rate(4)                         1.47%
-----------------------------------------------------------------------------------------------
   Taxable Equivalent Distribution Rate(5)      2.49%
-----------------------------------------------------------------------------------------------
   30-Day Standardized Yield(6)                 1.66%
-----------------------------------------------------------------------------------------------
   Taxable Equivalent Yield(5)                  2.82%
-----------------------------------------------------------------------------------------------

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN.

FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236.

ENDNOTES

MUNICIPAL BONDS ARE PARTICULARLY SENSITIVE TO INTEREST RATE MOVEMENTS; THEREFORE, THE FUND'S YIELD AND SHARE PRICE WILL FLUCTUATE WITH MARKET CONDITIONS. BOND PRICES, AND THUS THE FUND'S SHARE PRICE, GENERALLY MOVE IN THE OPPOSITE DIRECTION FROM INTEREST RATES. SINCE THE FUND CONCENTRATES ITS INVESTMENTS IN A SINGLE STATE, IT IS SUBJECT TO GREATER RISK OF ADVERSE ECONOMIC AND REGULATORY CHANGES IN THAT STATE THAN A GEOGRAPHICALLY DIVERSIFIED FUND. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

(1) The Fund's manager has agreed in advance to waive a portion of its management fees. If the manager had not taken this action, the Fund's distribution rate and total return would have been lower, and yield for the period would have been 1.09%. After 3/1/05, the fee waiver may be discontinued at any time upon notice to the Fund's Board of Trustees.

(2) Cumulative total return represents the change in value of an investment over the periods indicated.

(3) Average annual total return represents the average annual change in value of an investment over the periods indicated. Six-month return has not been annualized.

(4) Distribution rate is based on an annualization of the current 1.22 cent per share monthly dividend and the maximum offering price of $9.98 per share on 12/31/04.

(5) Taxable equivalent distribution rate and yield assume the published rates as of 12/23/04 for the maximum combined federal and California state personal income tax bracket of 41.05%, based on the federal income tax rate of 35.00%.

(6) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 12/31/04.


                                                         Semiannual Report  | 25

YOUR FUND'S EXPENSES

FRANKLIN CALIFORNIA LIMITED-TERM TAX-FREE INCOME FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


26 |  Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

-------------------------------------------------------------------------------------------------------
                                           BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
CLASS A                                      VALUE 6/30/04     VALUE 12/31/04  PERIOD* 6/30/04-12/31/04
-------------------------------------------------------------------------------------------------------
Actual                                          $1,000           $1,014.20              $2.54
-------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)        $1,000           $1,022.68              $2.55
-------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio, net of expense waivers, of 0.50%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                                                         Semiannual Report  | 27

FRANKLIN CALIFORNIA
TAX-EXEMPT MONEY FUND

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Franklin California Tax-Exempt Money Fund seeks to provide high, current income exempt from federal and California state personal income taxes consistent with prudent investment management, preservation of capital and liquidity. The Fund's portfolio invests at least 80% of its total assets in short-term municipal debt securities issued in California.(1) The Fund tries to maintain a stable $1.00 share price.

--------------------------------------------------------------------------------
AN INVESTMENT IN THE FUND IS NOT GUARANTEED BY THE U.S. GOVERNMENT OR ANY OTHER ENTITY OR INSTITUTION. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS WILL FLUCTUATE. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.
--------------------------------------------------------------------------------

We are pleased to bring you Franklin California Tax-Exempt Money Fund's semiannual report for the period ended December 31, 2004.

PERFORMANCE OVERVIEW

With rising short-term interest rates, money market portfolio yields climbed during the period. Largely as a result, Franklin California Tax-Exempt Money Fund's seven-day effective yield rose from 0.47% at the beginning of the period to 1.28% on December 31, 2004.

INVESTMENT STRATEGY

We invest predominantly in high quality, short-term municipal securities whose interest is free from federal income tax and California state personal income tax. Although the Fund tries to invest all of its assets in tax-free securities, it is possible, although not anticipated, that a portion of its assets may be in securities that pay taxable interest, including interest that may be subject to federal alternative minimum tax. We maintain a dollar-weighted average portfolio maturity of 90 days or less.

MANAGER'S DISCUSSION

During the reporting period, short-term municipal bond yields increased, reflecting the consecutive increases in the federal funds target rate by the Federal Reserve Board. The Bond Market Association Municipal Swap Index, a benchmark for

(1) For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 61.


28 |  Semiannual Report
variable rate securities, which make up a large portion of Franklin California Tax-Exempt Money Fund, averaged a rate of 1.45% for the period under review.(2)

During the reporting period, the Fund participated in several deals including California State revenue anticipation notes, San Joaquin County Transportation Authority sales tax revenue commercial paper, Los Angeles Wastewater System revenue mandatory puts and California State variable rate demand notes.

Thank you for your continued participation in Franklin California Tax-Exempt Money Fund. We look forward to serving your future investment needs.

(2) Source: Thomson Financial. The Bond Market Association Municipal Swap Index is a weekly high-grade market index composed of 7-day tax-exempt variable rate demand notes produced by the Municipal Market Data Group. Actual issues are selected from Municipal Market Data's database of more than 10,000 active issues based on several specific criteria.

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2004, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, STATE, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE ADVISER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.

PORTFOLIO BREAKDOWN
12/31/04

--------------------------------------------
                                 % OF TOTAL
                                INVESTMENTS
--------------------------------------------
Variable Rate Notes                    76.4%
--------------------------------------------
Notes and Bonds                        15.3%
--------------------------------------------
Tax-Exempt Commercial Paper             4.8%
--------------------------------------------
Put or Option Tender Bonds              3.5%
--------------------------------------------

PERFORMANCE SUMMARY
Franklin California
Tax-Exempt Money Fund
12/31/04

--------------------------------------------
Seven-day effective yield(1)           1.28%
--------------------------------------------
Seven-day annualized yield             1.28%
--------------------------------------------
Taxable equivalent yield(2)            2.16%
--------------------------------------------

(1)   Seven-day effective yield assumes the compounding of daily dividends.

(2) Taxable equivalent yield assumes the published rates as of 12/23/04 for the maximum combined federal and California state personal income tax bracket of 41.05%, based on the federal income tax rate of 35.00%.

Annualized and effective yields are for the seven-day period ended 12/31/04. The Fund's average weighted maturity was 36 days. Yields reflect Fund expenses and fluctuations in interest rates on portfolio investments.

PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURNS WILL FLUCTUATE. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL 1-800/342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.


                                                         Semiannual Report  | 29

YOUR FUND'S EXPENSES

FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND

As a Fund shareholder, you can incur two types of costs:

o Transaction costs, including sales charges (loads) on Fund purchases and redemption fees; and

o Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table below provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period, by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.    Divide your account value by $1,000.

      IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

      IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


30 |  Semiannual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES OR REDEMPTION FEES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

--------------------------------------------------------------------------------------------------------
                                            BEGINNING ACCOUNT   ENDING ACCOUNT    EXPENSES PAID DURING
                                              VALUE 6/30/04     VALUE 12/31/04  PERIOD* 6/30/04-12/31/04
--------------------------------------------------------------------------------------------------------
Actual                                            $1,000           $1,004.30            $2.83
--------------------------------------------------------------------------------------------------------
Hypothetical (5% return before expenses)          $1,000           $1,022.38            $2.85
--------------------------------------------------------------------------------------------------------

* Expenses are equal to the annualized expense ratio of 0.56%, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.

                                                         Semiannual Report  | 31

FRANKLIN CALIFORNIA TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND

                                           ---------------------------------------------------------------------------------------
                                           SIX MONTHS ENDED
                                           DECEMBER 31, 2004                          YEAR ENDED JUNE 30,
CLASS A                                       (UNAUDITED)            2004           2003         2002         2001         2000
                                           ---------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout
 the period)

Net asset value, beginning of period          $     12.24       $    12.83    $    12.32   $    12.17   $    11.76   $    12.12
                                           ---------------------------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) ..........                  .28              .56           .57          .59          .61          .61

 Net realized and unrealized gains
  (losses) .........................                  .43             (.59)          .51          .15          .40         (.36)
                                           ---------------------------------------------------------------------------------------
Total from investment operations ...                  .71             (.03)         1.08          .74         1.01          .25
                                           ---------------------------------------------------------------------------------------
Less distributions from:

 Net investment income .............                 (.28)            (.56)         (.57)        (.59)        (.60)        (.61)

 Net realized gains ................                   --               --            --           --           --           --(e)
                                           ---------------------------------------------------------------------------------------
Total distributions ................                 (.28)            (.56)         (.57)        (.59)        (.60)        (.61)
                                           ---------------------------------------------------------------------------------------
Redemption fees ....................                   --(c)            --            --           --           --           --
                                           ---------------------------------------------------------------------------------------
Net asset value, end of period .....          $     12.67       $    12.24    $    12.83   $    12.32       $12.17       $11.76
                                           =======================================================================================

Total return(b) ....................                 5.84%            (.22)%        8.97%        6.15%        8.73%        2.24%
..
RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..          $ 1,760,219       $1,698,669    $1,912,784   $1,789,914   $1,665,581   $1,558,857

Ratios to average net assets:

 Expenses ..........................                  .61%(d)          .61%          .61%         .61%         .61%         .60%

 Net investment income .............                 4.44%(d)         4.51%         4.50%        4.74%        5.00%        5.24%

Portfolio turnover rate ............                 2.56%           12.21%         9.79%       16.99%       10.09%       29.40%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $.001 per share.

(d)   Annualized.

(e)   The fund made a capital gain distribution of $.0016.


32 |  See notes to financial statements.  |  Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND (CONTINUED)

                                           ----------------------------------------------------------------------------------------
                                           SIX MONTHS ENDED
                                           DECEMBER 31, 2004                          YEAR ENDED JUNE 30,
CLASS B                                       (UNAUDITED)            2004           2003         2002         2001      2000(e)
                                           ----------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the
   period)

Net asset value, beginning of period ..       $     12.29       $   12.88     $    12.37   $    12.21   $    11.78   $    11.36
                                           ----------------------------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) .............               .25             .50            .50          .53          .54          .23

 Net realized and unrealized gains
  (losses) ............................               .44            (.60)           .51          .15          .42          .42
                                           ----------------------------------------------------------------------------------------
Total from investment operations ......               .69            (.10)          1.01          .68          .96          .65
                                           ----------------------------------------------------------------------------------------
Less distributions from net investment
    income ............................              (.25)           (.49)          (.50)        (.52)        (.53)        (.23)
                                           ----------------------------------------------------------------------------------------
Redemption fees .......................                --(c)           --             --           --           --           --
                                           ----------------------------------------------------------------------------------------
Net asset value, end of period ........       $     12.73       $   12.29     $    12.88   $    12.37   $    12.21   $    11.78
                                           ========================================================================================

Total return(b) .......................              5.61%           (.77)%         8.34%        5.62%        8.29%        5.76%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .....       $    79,351       $  77,169     $   85,698   $   56,303   $   20,926   $    1,884

Ratios to average net assets:

 Expenses .............................              1.16%(d)        1.16%          1.16%        1.16%        1.16%        1.16%(d)

 Net investment income ................              3.89%(d)        3.96%          3.95%        4.20%        4.42%        4.82%(d)

Portfolio turnover rate ...............              2.56%          12.21%          9.79%       16.99%       10.09%       29.40%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $.001 per share.

(d)   Annualized.

(e)   For the period February 1, 2000 (effective date) to June 30, 2000.


                  Semiannual Report  |  See notes to financial statements.  | 33

FRANKLIN CALIFORNIA TAX-FREE TRUST

FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND (CONTINUED)

                                                -----------------------------------------------------------------------------------
                                                SIX MONTHS ENDED
                                                DECEMBER 31, 2004                       YEAR ENDED JUNE 30,
CLASS C                                            (UNAUDITED)           2004        2003         2002         2001         2000
                                                -----------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ........    $     12.34       $    12.93    $  12.41   $    12.26   $    11.84   $    12.20
                                                -----------------------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) ...................            .25              .50         .50          .53          .54          .55

 Net realized and unrealized gains (losses) .            .44             (.60)        .52          .14          .41         (.36)
                                                -----------------------------------------------------------------------------------
Total from investment operations ............            .69             (.10)       1.02          .67          .95          .19
                                                -----------------------------------------------------------------------------------
Less distributions from:

 Net investment income ......................           (.25)            (.49)       (.50)        (.52)        (.53)        (.55)

 Net realized gains .........................             --               --          --           --           --           --(e)
                                                -----------------------------------------------------------------------------------
Total distributions .........................           (.25)            (.49)       (.50)        (.52)        (.53)        (.55)
                                                -----------------------------------------------------------------------------------
Redemption fees .............................             --(c)            --          --           --           --           --
                                                -----------------------------------------------------------------------------------
Net asset value, end of period ..............    $     12.78       $    12.34    $  12.93   $    12.41   $    12.26   $    11.84
                                                ===================================================================================

Total return(b) .............................           5.59%            (.78)%      8.39%        5.51%        8.17%        1.66%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ...........    $   125,459       $  120,610    $136,674   $  108,802   $   79,803   $   67,395

Ratios to average net assets:

 Expenses ...................................           1.16%(d)         1.16%       1.16%        1.16%        1.16%        1.16%

 Net investment income ......................           3.89%(d)         3.96%       3.95%        4.19%        4.45%        4.68%

Portfolio turnover rate .....................           2.56%           12.21%       9.79%       16.99%       10.09%       29.40%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $.001 per share.

(d)   Annualized.

(e)   The fund made a capital gain distribution of $.0016.


34 |  See notes to financial statements.  |  Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST

STATEMENT OF INVESTMENTS, DECEMBER 31, 2004 (UNAUDITED)

----------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                               PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 97.3%
  BONDS 88.9%
  ABAG Finance Authority for Nonprofit Corps. COP,
      Lincoln Child Center Inc., California Mortgage Insured, 6.125%, 11/01/24 ..................  $   2,055,000   $     2,256,965
      Lytton Gardens Inc., California Mortgage Insured, 6.00%, 2/15/30 ..........................      3,500,000         3,729,390
      Odd Fellows Home, California Mortgage Insured, 6.00%, 8/15/24 .............................      5,000,000         5,330,200
  ABAG Finance Authority for Nonprofit Corps. Revenue,
      Poway Retirement Housing Foundation Housing Inc. Project, Series A, California
       Mortgage Insured, 5.375%, 11/15/25 .......................................................      5,145,000         5,445,777
      Sansum-Santa Barbara, Series A, California Mortgage Insured, 5.60%, 4/01/26 ...............      2,750,000         2,879,552
  Alameda Power and Telecommunication Electric System Revenue COP, MBIA Insured, 5.75%,
     7/01/30 ....................................................................................      3,305,000         3,634,674
  Alhambra City Elementary School District GO, Series A, FSA Insured, 5.60%, 9/01/24 ............      2,065,000         2,282,279
  Alhambra COP, Police Facilities AD No. 91-1, AMBAC Insured, 6.75%, 9/01/23 ....................     10,730,000        10,861,442
  Antelope Valley UHSD, GO, Series A, MBIA Insured, 5.00%, 2/01/27 ..............................      5,000,000         5,190,450
  Arcata Joint Powers Financing Authority Wastewater Revenue, FSA Insured, 5.80%,
     12/01/22 ...................................................................................      1,080,000         1,199,351
  Atascadero CDA Tax Allocation, Redevelopment Project, XLCA Insured, 5.00%, 9/01/34 ............      4,315,000         4,382,443
  Baldwin Park California RDA Tax Allocation, Refunding, FSA Insured, 5.70%, 9/01/25 ............      4,000,000         4,447,960
  Beaumont USD, COP, Refunding, Series A, FSA Insured, 5.80%, 1/01/21 ...........................      1,500,000         1,625,550
  Brea Olinda USD, GO, Series A, FGIC Insured, 5.60%, 8/01/20 ...................................      1,000,000         1,126,370
  Cabrillo Community College District GO, Series C, AMBAC Insured, Pre-Refunded, 5.375%,
     5/01/26 ....................................................................................      5,400,000         6,184,728
  Calexico USD, CFD No. 1 Special Tax, AMBAC Insured, Pre-Refunded, 5.60%, 9/01/17 ..............      2,930,000         3,241,605
  California Community College Financing Authority Lease Revenue, Grossmont Palomar and
     Shasta, Series A, MBIA Insured, 5.125%, 4/01/31 ............................................      3,030,000         3,152,685
  California Educational Facilities Authority Revenue,
      Pomona College, Series B, 5.50%, 7/01/29 ..................................................      4,455,000         4,753,039
      Stanford University, Refunding, Series O, 5.125%, 1/01/31 .................................     24,705,000        25,435,527
      Stanford University, Series N, 5.25%, 12/01/26 ............................................      6,450,000         6,768,049
      Stanford University, Series N, 5.35%, 6/01/27 .............................................     21,250,000        22,440,000
      Stanford University, Series N, 5.20%, 12/01/27 ............................................      6,000,000         6,277,500
      Student Loan Program, Series A, MBIA Insured, 6.00%, 3/01/16 ..............................      2,060,000         2,172,311
      University of Southern California, Refunding, Series C, 5.125%, 10/01/28 ..................      3,845,000         3,967,156
  California Health Facilities Financing Authority Revenue,
      Catholic Healthcare West, Refunding, Series A, MBIA Insured, 6.00%, 7/01/17 ...............      5,000,000         5,346,750
      Catholic Healthcare West, Series A, 5.00%, 7/01/28 ........................................     15,000,000        14,655,450
      Catholic Healthcare West, Refunding, ACA Insured, 5.00%, 7/01/28 ..........................     10,000,000        10,018,900
      Community Health Facilities, Series A, California Mortgage Insured, 5.80%, 8/01/25 ........      1,190,000         1,275,073
      Kaiser Permanente, Series A, ETM, 5.40%, 5/01/28 ..........................................     15,400,000        15,928,990
      Kaiser Permanente, Series B, ETM, 5.00%, 10/01/18 .........................................      5,000,000         5,279,100
      Kaiser Permanente, Series B, ETM, 5.00%, 10/01/20 .........................................      4,000,000         4,194,640
      Marshall Hospital, Series A, California Mortgage Insured, 5.30%, 11/01/28 .................      3,325,000         3,417,701
      Northern California Presbyterian, 5.40%, 7/01/28 ..........................................      5,000,000         5,031,500
      Orange County Health Facility, Series A, California Mortgage Insured, 6.20%,
        11/01/24 ................................................................................      3,435,000         3,754,970
      Scripps Memorial Hospital, Series A, MBIA Insured, 6.40%, 10/01/12 ........................      3,500,000         3,535,735
      Senior Living, Aldersly, Series A, California Mortgage Insured, 5.25%, 3/01/32 ............      2,000,000         2,046,460
      Sutter Health, Series A, MBIA Insured, 5.00%, 8/15/19 .....................................      1,700,000         1,795,540
      Sutter Health, Series A, MBIA Insured, 5.00%, 8/15/38 .....................................      4,000,000         4,069,600
      The Help Group, California Mortgage Insured, 5.40%, 8/01/22 ...............................      5,000,000         5,259,650


                                                         Semiannual Report  | 35

FRANKLIN CALIFORNIA TAX-FREE TRUST

----------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                               PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  California Health Facilities Financing Authority Revenue, (cont.)
      True to Life Children's Services, Series A, California Mortgage Insured, 5.625%,
        9/01/25 .................................................................................  $   1,250,000   $     1,333,375
      UCSF-Stanford Health Care, Series A, FSA Insured, 5.00%, 11/15/28 .........................      9,530,000         9,824,763
  California Infrastructure and Economic Development Bank Revenue, Bay Area Toll Bridges,
     first lien, Series A, AMBAC Insured, 5.00%, 7/01/33 ........................................      8,460,000         8,725,559
  California PCFA, PCR, Southern California Edison Co., Series C, MBIA Insured, 5.55%,
     9/01/31 ....................................................................................      4,800,000         5,040,048
  California Public School District Financing Authority Lease Revenue, Southern Kern USD,
     Series B, FSA Insured, ETM, 5.90%, 9/01/26 .................................................      1,615,000         1,923,287
  California State Department of Water Resources Central Valley Project Revenue, Water System,
     Refunding, Series Q, MBIA Insured, 5.375%, 12/01/27 ........................................      1,000,000         1,040,170
  California State Department of Water Resources Water Revenue, Series W, FSA Insured,
     5.125%, 12/01/29 ...........................................................................      5,000,000         5,180,500
  California State GO,
      5.00%, 10/01/27 ...........................................................................     30,790,000        31,228,450
      AMBAC Insured, 6.30%, 9/01/06 .............................................................      9,000,000         9,602,460
      FSA Insured, 5.50%, 9/01/29 ...............................................................     34,500,000        36,993,660
      MBIA Insured, 6.00%, 8/01/16 ..............................................................        210,000           214,788
      MBIA Insured, 6.00%, 10/01/21 .............................................................         65,000            65,603
      MBIA Insured, 5.00%, 8/01/29 ..............................................................     20,250,000        20,783,587
      Refunding, 5.125%, 6/01/31 ................................................................     25,000,000        25,594,500
      Refunding, FGIC Insured, 5.375%, 6/01/26 ..................................................      5,000,000         5,151,250
  California State Local Government Finance Authority Revenue, Marin Valley Mobile Country
     Club Park Acquisition, Senior Series A, FSA Insured, 5.80%, 10/01/20 .......................      4,275,000         4,753,757
  California State Public Works Board Lease Revenue, Department of Mental Health Hospital,
     Series A, AMBAC Insured, 5.00%,
      12/01/21 ..................................................................................      4,100,000         4,353,954
      12/01/26 ..................................................................................      5,675,000         5,860,062
  California State University Foundation Revenue, Monterey Bay, MBIA Insured, 5.35%,
     6/01/31 ....................................................................................      2,000,000         2,117,560
  California State University Fresno Auxiliary Residence Student Project Revenue, MBIA Insured,
     Pre-Refunded, 6.25%, 2/01/17 ...............................................................      1,500,000         1,519,860
  California State University of Los Angeles Auxiliary Services Inc. Revenue, MBIA Insured,
     5.125%, 6/01/33 ............................................................................      3,200,000         3,290,368
  California State University Revenue and Colleges, Systemwide, Series A, AMBAC Insured,
     5.00%, 11/01/33 ............................................................................     22,000,000        22,513,260
  California Statewide CDA Revenue COP, John Muir/Mt. Diablo Health System, MBIA Insured,
     5.125%, 8/15/22 ............................................................................      5,000,000         5,260,050
  California Statewide CDA Revenue,
      Brentwood School, Series A, FSA Insured, 5.25%, 10/01/29 ..................................      7,625,000         8,015,857
      Hospital Monterey Peninsula, Series B, FSA Insured, 5.25%, 6/01/23 ........................      2,000,000         2,151,760
      Refunding, California Mortgage Insured, 5.00%, 8/01/21 ....................................      2,035,000         2,127,267
  California Statewide CDA Water and Wastewater Revenue, Pooled Financing Program,
      Series A, FSA Insured, 5.00%, 10/01/32 ....................................................      9,320,000         9,572,013
      Series B, FSA Insured, 5.65%, 10/01/26 ....................................................      3,420,000         3,769,456
      Series B, FSA Insured, 5.75%, 10/01/29 ....................................................      1,465,000         1,607,398


36 |  Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST

----------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                               PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  California Statewide CDA,
      COP, California Mortgage Insured, 5.75%, 8/01/21 ..........................................  $   9,585,000   $    10,445,254
      COP, Children's Hospital, Los Angeles, 5.25%, 8/15/29 .....................................     12,250,000        12,516,682
      COP, FSA Insured, 5.50%, 8/15/31 ..........................................................      7,000,000         7,545,230
      COP, Kaiser Permanente, ETM, 5.30%, 12/01/15 ..............................................      9,700,000        10,370,561
      COP, MBIA Insured, 5.00%, 4/01/18 .........................................................      3,000,000         3,166,140
      MFR, Silver Ridge Apartments, Series H, FNMA Insured, 5.80%, 8/01/33 ......................      2,785,000         2,984,712
  Cambria Community Services District Water and Wastewater Revenue, Refunding, Series A,
     MBIA Insured, 6.00%, 5/01/15 ...............................................................      1,330,000         1,371,682
  Campbell USD, GO, FSA Insured, 5.00%, 8/01/27 .................................................      7,150,000         7,408,830
  Castaic Lake Water Agency Revenue COP, Series A, MBIA Insured, 5.00%, 8/01/29 .................      8,000,000         8,220,240
  Chaffey Community College District GO, Series A, FSA Insured, 5.00%, 7/01/27 ..................      5,750,000         5,967,407
  Chico PFAR, Merged Redevelopment Project Area, MBIA Insured, 5.125%, 4/01/24 ..................      2,790,000         2,946,100
  Chino Basin Regional Financing Authority Revenue, Municipal Water District, Sewer System
     Project, Refunding, AMBAC Insured, 6.00%, 8/01/16 ..........................................      2,000,000         2,046,460
  Chula Vista Elementary School District GO, Election of 1998, Series F, MBIA Insured, 5.00%,
     8/01/28 ....................................................................................      2,685,000         2,786,278
  Chula Vista PFA Local Agency Revenue, Series 1995-A, FSA Insured, 6.125%, 9/02/14 .............      3,785,000         3,988,709
  Clovis PFAR, 2001 Corp. Yard Project, AMBAC Insured, 5.00%, 3/01/27 ...........................      3,265,000         3,361,709
  Compton USD, GO, Election of 2002, Series B, MBIA Insured, 5.00%, 6/01/29 .....................      2,000,000         2,069,700
  Contra Costa Mosquito Abatement District COP, Public Improvements Project, Refunding,
     FSA Insured, 6.25%, 2/01/06 ................................................................        560,000           561,686
  Corona-Norco USD, COP, Refunding, FSA Insured, 5.125%,
      4/15/25 ...................................................................................      5,355,000         5,574,073
      4/15/29 ...................................................................................      2,540,000         2,618,486
  Coronado CDA Tax Allocation, Community Development Project, MBIA Insured, 5.375%,
     9/01/26 ....................................................................................      2,700,000         2,925,396
  Cucamonga County Water District COP, FGIC Insured, 5.00%, 9/01/29 .............................      5,070,000         5,219,109
  Culver City USD, GO, MBIA Insured,
      5.125%, 8/01/37 ...........................................................................        650,000           670,937
      5.20%, 8/01/38 ............................................................................      3,285,000         3,403,654
  Delano USD, COP, Refinancing Project, MBIA Insured, 5.125%, 1/01/22 ...........................      1,620,000         1,821,755
  East Bay MUD Water System Revenue, Refunding, MBIA Insured, 5.00%, 6/01/26 ....................     14,000,000        14,503,440
  El Dorado County Public Agency Financing Authority Revenue, FGIC Insured, 5.50%,
      2/15/16 ...................................................................................      2,250,000         2,380,320
      2/15/21 ...................................................................................      3,500,000         3,702,720
  El Monte Water Authority Revenue, Water System Project, AMBAC Insured, 5.60%,
     9/01/34 ....................................................................................      1,800,000         1,992,816
  Escondido Joint Powers Financing Authority Lease Revenue, AMBAC Insured, 5.125%,
     9/01/30 ....................................................................................      3,770,000         3,890,075
  Escondido USD, GO, Series A, FSA Insured, 5.00%, 8/01/26 ......................................     11,665,000        12,111,186
  Eureka USD, GO, FSA Insured, 5.00%, 8/01/25 ...................................................      4,145,000         4,341,970
  Fairfield Suisun USD, GO,
      Election of 2002, MBIA Insured, 5.00%, 8/01/25 ............................................      4,185,000         4,402,704
      MBIA Insured, 5.00%, 8/01/27 ..............................................................     12,000,000        12,457,080
  Florin Resource Conservation District COP, Elk Grove Water Service, Refunding, Series A,
     MBIA Insured, 5.00%, 3/01/33 ...............................................................      5,000,000         5,118,950


                                                         Semiannual Report  | 37

FRANKLIN CALIFORNIA TAX-FREE TRUST

----------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                               PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  Folsom COP, Central Business District Fire Station, MBIA Insured, 5.125%, 10/01/26 ............  $   2,030,000   $     2,140,209
  Foothill/Eastern Corridor Agency Toll Road Revenue, senior lien, Refunding, Series A,
     MBIA Insured, 5.00%, 1/01/35 ...............................................................     66,735,000        67,645,265
  Franklin-McKinley School District COP, Financing Project, Series A, AMBAC Insured, 5.125%,
     9/01/27 ....................................................................................      2,765,000         2,901,757
  Fremont UHSD Santa Clara County GO, Series C, FSA Insured, 5.00%, 9/01/26 .....................     10,000,000        10,385,800
  Fresno USD, GO, Refunding,
      Series B, MBIA Insured, 5.00%, 2/01/21 ....................................................      2,860,000         3,150,061
      Series C, MBIA Insured, 5.90%, 2/01/20 ....................................................      2,065,000         2,487,540
      Series C, MBIA Insured, 5.90%, 8/01/22 ....................................................      3,000,000         3,629,220
  Fullerton University Foundation Auxiliary Organization Revenue, Series A, MBIA Insured,
     5.75%,
      7/01/25 ...................................................................................      1,250,000         1,396,350
      7/01/30 ...................................................................................      1,000,000         1,102,350
  Glendale USD, GO, Series C, FSA Insured, 5.50%, 9/01/24 .......................................      2,750,000         2,996,510
  Glendora PFAR, Tax Allocation, Project No. 1, Series A, MBIA Insured, 5.00%, 9/01/24 ..........      5,000,000         5,243,100
  Grant Joint UHSD, GO, FSA Insured, 5.00%, 8/01/26 .............................................      5,235,000         5,457,121
  Grossmont UHSD, COP, FSA Insured, Pre-Refunded, 5.75%, 9/01/26 ................................      2,250,000         2,558,565
  Hemet USD, COP, Nutrition Center Project, FSA Insured, 5.875%, 4/01/27 ........................      1,250,000         1,364,900
  Hercules COP, Capital Improvement Projects, Refunding, AMBAC Insured, 6.00%,
     6/01/15 ....................................................................................        125,000           126,653
  Hollister RDA Tax Allocation, Community Development Project, Refunding, AMBAC Insured,
     5.125%, 10/01/32 ...........................................................................     19,815,000        20,555,288
  Huntington Beach City School District COP, MBIA Insured, 5.25%, 7/01/29 .......................      1,795,000         1,899,882
  Jefferson San Mateo County UHSD, GO, Refunding, Series A, MBIA Insured, 6.45%,
      8/01/25 ...................................................................................      3,045,000         3,932,831
      8/01/29 ...................................................................................      3,075,000         3,955,465
  Jurupa Community Services District Special Tax, CFD No. 2, Series A, AMBAC Insured,
     5.00%, 9/01/32 .............................................................................      7,000,000         7,164,920
  Jurupa USD, COP, FSA Insured, 5.625%, 9/01/24 .................................................      1,600,000         1,783,776
  Kern Community College District COP, Refunding, MBIA Insured, 5.00%, 1/01/25 ..................      7,800,000         8,152,794
  Kern County High School District GO, FSA Insured, ETM, 6.625%,
      8/01/14 ...................................................................................      1,535,000         1,927,960
      8/01/15 ...................................................................................      1,400,000         1,772,428
  Lakewood PFA Water Revenue, FGIC Insured, Pre-Refunded, 5.70%, 4/01/16 ........................      2,485,000         2,558,059
  Lancaster Financing Authority Tax Allocation Revenue, Subordinated, Redevelopment Projects
     No. 5 and 6, Series B, FGIC Insured, 5.00%, 2/01/35 ........................................      5,775,000         5,925,150
  Lodi COP, Wastewater Treatment Project, Refunding, AMBAC Insured, 6.70%, 8/01/26 ..............      8,800,000         9,533,920
  Lodi Electric System Revenue COP, Series A, MBIA Insured, Pre-Refunded, 5.50%,
     1/15/32 ....................................................................................      4,000,000         4,512,960
  Lodi USD, GO, MBIA Insured, 5.00%, 8/01/23 ....................................................      2,150,000         2,267,648
  Long Beach Bond Finance Authority Lease Revenue,
      Aquarium of The South Pacific, Refunding, AMBAC Insured, 5.00%, 11/01/19 ..................      4,000,000         4,281,920
      Aquarium of The South Pacific, Refunding, AMBAC Insured, 5.00%, 11/01/26 ..................     11,000,000        11,432,190
      Aquarium of The South Pacific, Refunding, AMBAC Insured, 5.25%, 11/01/30 ..................      2,000,000         2,107,300
      Public Safety Facilities Projects, AMBAC Insured, 5.00%, 11/01/26 .........................      6,780,000         7,023,673
      Public Safety Facilities Projects, AMBAC Insured, 5.00%, 11/01/31 .........................     10,500,000        10,758,720


38 |  Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST

----------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                               PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  Long Beach Bond Finance Authority Tax Allocation Revenue, North Long Beach
     Redevelopment Projects, Series A, AMBAC Insured, 5.00%,
      8/01/25 ...................................................................................  $  13,550,000   $    14,086,038
      8/01/31 ...................................................................................     12,000,000        12,288,120
  Long Beach Harbor Revenue, MBIA Insured, 5.25%, 5/15/25 .......................................     25,000,000        25,582,750
  Long Beach University School District GO, Election of 1999, Series C, MBIA Insured,
     5.125%, 8/01/31 ............................................................................     13,870,000        14,368,627
  Los Angeles Community College District GO,
      Series A, MBIA Insured, 5.00%, 6/01/26 ....................................................      4,000,000         4,147,120
      Series B, FSA Insured, 5.00%, 8/01/27 .....................................................      4,000,000         4,152,360
  Los Angeles COP,
      Municipal Improvement Corp. MICLA AW, AMBAC Insured, 5.00%, 6/01/27 .......................      5,895,000         6,115,886
      Real Property Program, MBIA Insured, 5.00%, 2/01/27 .......................................      9,890,000        10,210,535
  Los Angeles County COP, Antelope Valley Courthouse, Series A, AMBAC Insured, 5.25%,
      11/01/27 ..................................................................................      2,500,000         2,630,225
      11/01/33 ..................................................................................      2,500,000         2,613,175
  Los Angeles County MTA Sales Tax Revenue, Proposition A, First Tier, Refunding, Senior
     Series A, MBIA Insured, 5.25%, 7/01/27 .....................................................     27,870,000        28,953,307
  Los Angeles Harbor Department Revenue, Series B, MBIA Insured, 6.20%, 8/01/25 .................      2,500,000         2,646,950
  Los Angeles Mortgage Revenue, Refunding, Series I, MBIA Insured, 6.50%, 7/01/22 ...............        820,000           836,638
  Los Angeles Wastewater System Revenue, Refunding, MBIA, Insured, 5.00%, 6/01/26 ...............     10,000,000        10,417,400
  Los Angeles Water and Power Revenue, Power System, Refunding, Series A, MBIA Insured,
     5.00%, 7/01/24 .............................................................................     12,000,000        12,581,640
  Lynwood PFA Tax Allocation, Project Area A, Series A, FSA Insured, 5.85%, 9/01/18 .............      1,765,000         2,035,627
  Lynwood PFA Water Revenue, Water System Improvement Project, MBIA Insured,
      5.85%, 6/01/22 ............................................................................        665,000           750,539
      5.90%, 6/01/29 ............................................................................      3,105,000         3,438,694
  Marin Municipal Water District COP, Financing Project, AMBAC Insured, 5.00%, 7/01/29 ..........      1,200,000         1,237,500
  Mendocino County COP, Public Facilities Corp., MBIA Insured, 5.25%, 6/01/30 ...................      2,680,000         2,811,293
  Menlo Park CDA Tax Allocation, Las Pulgas Community Development Project, Refunding,
     AMBAC Insured, 5.375%, 6/01/22 .............................................................     10,000,000        10,530,300
  Metropolitan Water District Southern California Waterworks Revenue,
      Series A, MBIA Insured, Pre-Refunded, 5.00%, 7/01/30 ......................................      6,525,000         7,105,856
      Series C, MBIA Insured, Pre-Refunded, 5.00%, 7/01/27 ......................................      2,500,000         2,638,000
  Millbrae COP, Police Department Expansion, AMBAC Insured, 5.875%, 3/01/24 .....................      1,025,000         1,153,525
  Modesto Irrigation District COP, Capital Improvements, Series A, FSA Insured, 5.00%,
      7/01/26 ...................................................................................      5,000,000         5,178,800
      7/01/31 ...................................................................................      8,285,000         8,471,164
  Modesto Wastewater Treatment Facility Revenue, MBIA Insured, 5.75%, 11/01/22 ..................     14,375,000        15,732,575
  Montebello Community RDA Tax Allocation,
      Housing, Series A, FSA Insured, 5.45%, 9/01/19 ............................................      1,100,000         1,195,678
      Montebello Hills Redevelopment Project, Refunding, MBIA Insured, 5.60%, 3/01/19 ...........      2,460,000         2,521,992
  Montebello COP, Capital Improvement Project, Refunding, FSA Insured, 5.375%,
     11/01/26 ...................................................................................      8,715,000         9,436,602
  Moreno Valley USD, GO, Election of 2004, Series A, FSA Insured, 5.00%, 8/01/26 ................      4,000,000         4,185,720
  Morgan Hill USD, GO, FGIC Insured, 5.50%, 8/01/25 .............................................      3,840,000         4,196,083


                                                         Semiannual Report  | 39

FRANKLIN CALIFORNIA TAX-FREE TRUST

----------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                               PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  Mount Diablo USD,
      CFD No. 1 Special Tax, FSA Insured, 6.00%, 8/01/24 ........................................  $   1,000,000   $     1,037,350
      CFD No. 1 Special Tax, Refunding, AMBAC Insured, 5.75%, 8/01/15 ...........................      1,000,000         1,061,640
      CFD No. 1 Special Tax, Refunding, AMBAC Insured, 5.75%, 8/01/16 ...........................      2,270,000         2,409,923
      CFD No. 1 Special Tax, Refunding, AMBAC Insured, 5.375%, 8/01/19 ..........................      7,290,000         7,691,606
      GO, Election of 2002, FGIC Insured, 5.00%, 7/01/25 ........................................      6,025,000         6,309,199
  Murrieta Valley USD, COP, MBIA Insured, 5.00%, 8/01/27 ........................................      2,380,000         2,462,062
  Natomas USD, GO, FSA Insured, 5.00%, 9/01/26 ..................................................      2,535,000         2,643,346
  Nevada Irrigation District Revenue COP, Cascade Bench Flume Project, MBIA Insured, 5.50%,
     1/01/17 ....................................................................................      4,600,000         4,949,002
  Nevada Joint UHSD, Series A, FSA Insured, 5.00%, 8/01/26 ......................................      1,295,000         1,344,534
  Norco RDA Tax Allocation, Redevelopment Project Area No. 1, MBIA Insured, 5.625%,
     3/01/30 ....................................................................................      1,000,000         1,099,500
  North City West School Facilities Financing Authority Special Tax, Refunding, Series B,
     FSA Insured,
      5.75%, 9/01/15 ............................................................................      1,260,000         1,353,152
      6.00%, 9/01/19 ............................................................................      2,500,000         2,685,950
  Northern California Public Power Agency Revenue, AMBAC Insured, Pre-Refunded, 7.50%,
     7/01/23 ....................................................................................      3,200,000         4,414,528
  Oakland Revenue, 1800 Harrison Foundation, Series A, AMBAC Insured, Pre-Refunded,
     6.00%, 1/01/29 .............................................................................     10,000,000        11,515,500
  Oceanside COP,
      AMBAC Insured, 5.20%, 4/01/23 .............................................................      2,500,000         2,659,900
      Oceanside Civic Center Project, Refunding, MBIA Insured, 5.75%, 8/01/15 ...................      1,000,000         1,040,340
      Wastereuse Association, Finance Program, Series A, AMBAC Insured, Pre-Refunded,
        6.50%, 10/01/17 .........................................................................      2,180,000         2,204,808
  Orange County Sanitation District COP, FGIC Insured, 5.00%, 2/01/33 ...........................      8,000,000         8,207,200
  Oroville PFA Tax Allocation Revenue, Oroville Redevelopment Project No. 1, AMBAC Insured,
     Pre-Refunded,
      5.90%, 9/15/21 ............................................................................      1,245,000         1,304,349
      6.10%, 9/15/23 ............................................................................      2,860,000         3,000,283
  Oxnard Financing Authority Solid Waste Revenue, AMBAC Insured, 6.00%, 5/01/16 .................      5,000,000         5,150,050
  Oxnard UHSD, GO, Series B, FSA Insured, ETM, 5.875%, 8/01/27 ..................................      3,615,000         3,751,502
  Palm Springs Financing Authority Lease Revenue, Convention Center Project, Refunding,
     Series A, MBIA Insured, 5.00%, 11/01/25 ....................................................      2,295,000         2,401,993
  Paramount USD, COP, Master Lease Program, FSA Insured, Pre-Refunded, 6.30%,
     9/01/26 ....................................................................................      4,750,000         4,981,468
  Parlier USD, GO, Series B, AMBAC Insured, 6.00%, 6/01/16 ......................................      1,130,000         1,208,535
  Pasadena Area Community College District GO, Election of 2002, Series A, FGIC Insured,
     5.00%, 6/01/28 .............................................................................      4,000,000         4,135,680
  Pasadena USD, GO, Series B, FGIC Insured, Pre-Refunded, 5.25%, 7/01/24 ........................      1,000,000         1,125,940
  Peralta Community College District GO, Election of 2000, Series B, MBIA Insured, 5.25%,
     8/01/32 ....................................................................................      8,450,000         8,935,875
  Perris CFD Special Tax, No. 93-1, Series A, AMBAC Insured, 5.125%, 8/15/23 ....................      4,000,000         4,283,400
  Placer County COP, Administrative and Emergency Services, MBIA Insured, 5.65%,
     6/01/24 ....................................................................................      4,000,000         4,329,320
  Placer County Water Agency Water Revenue COP, Capital Improvement Projects, FSA Insured,
     5.90%, 7/01/25 .............................................................................      2,350,000         2,440,193


40 |  Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST

----------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                               PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  Plumas County COP, Capital Improvement Program, Series A, AMBAC Insured, 5.00%,
     6/01/33 ....................................................................................  $   3,280,000   $     3,369,019
  Porterville COP, Sewer System Refining Project, Refunding, AMBAC Insured, 5.25%,
     10/01/23 ...................................................................................      3,000,000         3,184,680
  Poway RDA Tax Allocation,
      Paguay Redevelopment Project, AMBAC Insured, 5.00%, 12/15/25 ..............................      9,195,000         9,542,571
      Refunding, MBIA Insured, 5.75%, 6/15/33 ...................................................     11,475,000        12,848,787
  Rancho Cucamonga RDA Tax Allocation, Rancho Redevelopment Project,
      Housing Set Aside, MBIA Insured, 5.25%, 9/01/26 ...........................................      2,000,000         2,073,080
      Refunding, FSA Insured, 5.25%, 9/01/20 ....................................................      2,500,000         2,705,350
  Redding Joint Powers Financing Authority Lease Revenue, Civic Center Project, Series A,
     MBIA Insured,
      5.75%, 3/01/19 ............................................................................      3,090,000         3,352,496
      5.25%, 3/01/26 ............................................................................         75,000            80,586
  Redwood City School District GO, FGIC Insured, 5.00%, 7/15/27 .................................      3,000,000         3,102,600
  Ripon RDA Tax Allocation, Community Redevelopment Project, MBIA Insured, 5.85%,
     11/01/30 ...................................................................................      3,975,000         4,431,887
  Riverside County COP, Historic Courthouse, MBIA Insured, 5.875%, 11/01/27 .....................      3,000,000         3,310,050
  Rowland USD, GO, Series A, FSA Insured, 5.25%, 9/01/25 ........................................      5,685,000         6,071,751
  Sacramento Area Flood Control Agency Special Assessment,
      Capital AD No. 2, FGIC Insured, 5.80%, 11/01/16 ...........................................      1,000,000         1,082,570
      Operation and Maintenance, FGIC Insured, 5.80%, 11/01/16 ..................................      1,475,000         1,596,791
      Operation and Maintenance, FGIC Insured, 5.90%, 11/01/25 ..................................      2,690,000         2,907,782
  Sacramento City Financing Authority Revenue,
      Capital Improvement, Series A, AMBAC Insured, 5.00%, 12/01/26 .............................      8,395,000         8,673,210
      Capital Improvement, Series A, AMBAC Insured, 5.00%, 12/01/32 .............................     21,500,000        21,995,575
      City Hall and Redevelopment Projects, Series A, FSA Insured, 5.00%, 12/01/28 ..............     10,000,000        10,288,900
  Sacramento County Airport System Revenue, Series A, MBIA Insured, 6.00%, 7/01/17 ..............      5,920,000         6,258,683
  Sacramento County Sanitation District Financing Authority Revenue, Sacramento Regional
     County Sanitation, Series A, AMBAC Insured, 5.00%, 12/01/35 ................................     10,000,000        10,306,900
  Salida Area Public Facilities Financing Agency CFD No. 1988-1 Special Tax, FSA Insured,
     5.75%, 9/01/30 .............................................................................      3,435,000         3,795,022
  Salida USD, COP, Financing Project, AMBAC Insured, 5.375%, 5/01/26 ............................      1,645,000         1,656,416
  San Bernardino County COP, 1997 Public Improvement Financing Project, MBIA Insured,
     5.25%, 10/01/25 ............................................................................      7,000,000         7,359,380
  San Buenaventura Public Facilities Financing Authority Lease Revenue, Refunding,
     FSA Insured, 5.75%, 6/01/14 ................................................................      2,250,000         2,328,390
  San Carlos School District GO, MBIA Insured, 5.50%, 10/01/24 ..................................      2,110,000         2,310,007
  San Diego Public Facilities Financing Authority Sewer Revenue, Series B, FGIC Insured,
     5.25%, 5/15/27 .............................................................................      2,950,000         3,118,091
  San Francisco BART District Sales Tax Revenue,
      FGIC Insured, 5.50%, 7/01/26 ..............................................................      6,500,000         7,179,965
      FGIC Insured, 5.50%, 7/01/34 ..............................................................     12,000,000        13,096,920
      Refunding, AMBAC Insured, 5.00%, 7/01/28 ..................................................      8,000,000         8,259,040
  San Francisco City and County Airport Commission International Airport Revenue,
      Issue 9B, Second Series, FGIC Insured, Pre-Refunded, 6.00%, 5/01/25 .......................      6,400,000         6,548,736
      Issue 11, Second Series, FGIC Insured, Pre-Refunded, 6.00%, 5/01/11 .......................      2,105,000         2,152,868


                                                         Semiannual Report  | 41

FRANKLIN CALIFORNIA TAX-FREE TRUST

----------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                               PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  San Francisco City and County Airports Commission International Airport Revenue, Refunding,
     Second Series-28A, MBIA Insured, 5.125%,
      5/01/24 ...................................................................................  $   9,745,000   $    10,126,907
      5/01/27 ...................................................................................     16,575,000        16,975,121
  San Francisco City and County Public Utilities Commission Water Revenue, Refunding,
     Series A, FSA Insured, 5.00%, 11/01/31 .....................................................      3,885,000         3,981,737
  San Francisco Community College District GO, Series A, FGIC Insured, 5.00%, 6/15/26 ...........      6,000,000         6,207,000
  San Francisco State University Foundation Inc. Auxiliary Organization Housing Revenue,
     MBIA Insured, 5.00%, 9/01/31 ...............................................................     13,415,000        13,739,777
  San Gabriel USD, COP, Facilities Development Program, Series A, FSA Insured, Pre-Refunded,
     6.00%, 9/01/15 .............................................................................      1,000,000         1,046,780
  San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
      Refunding, Series A, MBIA Insured, 5.375%, 1/15/29 ........................................     18,075,000        18,920,368
      Refunding, Series A, MBIA Insured, 5.25%, 1/15/30 .........................................     11,860,000        12,437,226
      senior lien, MBIA Insured, 5.00%, 1/01/33 .................................................     10,035,000        10,131,236
  San Jose Financing Authority Lease Revenue, Civic Center Project, Series B, AMBAC Insured,
     5.00%, 6/01/27 .............................................................................     10,000,000        10,337,000
  San Jose MFHR, Sixth and Martha Family Apartments, FNMA Insured, 5.875%, 3/01/33 ..............      3,500,000         3,664,220
  San Juan USD, GO, Election of 1998, Series A, MBIA Insured, 5.00%, 8/01/28 ....................      5,115,000         5,291,365
  San Leandro COP, Library and Fire Stations Financing, AMBAC Insured, 5.75%, 11/01/29...........      5,000,000         5,598,400
  San Marcos Public Facilities Authority Revenue, Senior Tax Increment Project Area-3-A,
     MBIA Insured,
      5.75%, 10/01/29 ...........................................................................      5,340,000         5,969,853
      5.80%, 10/01/30 ...........................................................................      7,800,000         8,782,878
  San Mateo GO, Library Improvement Project, Series A, AMBAC Insured, 5.25%, 8/01/30 ............      5,790,000         6,133,752
  Santa Clara COP, Refunding, AMBAC Insured, 5.00%, 2/01/27 .....................................      5,555,000         5,756,313
  Santa Clara County Financing Authority Lease Revenue, Refunding, Series A, AMBAC Insured,
     5.00%, 11/15/22 ............................................................................      3,950,000         4,150,305
  Santa Cruz County COP, Sub-Joint Wastewater Treatment Project, AMBAC Insured, 6.20%,
     9/01/19 ....................................................................................        475,000           478,477
  Santa Fe Springs PFA Water Revenue, Series A, MBIA Insured, 5.90%,
      5/01/21 ...................................................................................        900,000           960,489
      5/01/26 ...................................................................................      1,190,000         1,269,171
  Santa Monica Community College District GO, Series B, AMBAC Insured, 5.75%, 7/01/20............      1,495,000         1,550,913
  Santa Monica PFA Lease Revenue, Civic Center Parking Project, XLCA Insured, 5.00%,
     7/01/33 ....................................................................................     11,050,000        11,267,464
  Santa Rosa Wastewater Revenue, Series B, FGIC Insured, 5.125%, 9/01/31 ........................      4,000,000         4,163,240
  Santa Rosa Wastewater Service Facilities District Revenue, Refunding and Improvement,
     AMBAC Insured, 6.00%, 7/02/15 ..............................................................      2,000,000         2,393,120
  Sonoma CDA Tax Allocation, Redevelopment Project, MBIA Insured, 5.70%, 12/01/30 ...............      3,455,000         3,841,649
  Sonoma Valley USD, GO, FSA Insured, 6.00%, 7/15/21 ............................................      2,400,000         2,544,864
  South Gate COP, Series A, AMBAC Insured, 5.00%, 9/01/24 .......................................      3,155,000         3,310,037
  South San Francisco COP, 5.00%, 4/01/29 .......................................................      2,000,000         2,025,500
  Southern Mono Health Care District GO, Series A, MBIA Insured, 5.00%, 8/01/24 .................      3,005,000         3,135,687
  Southern Public Power Authority Power Projects Revenue, Series A, AMBAC Insured, 5.00%,
     7/01/33 ....................................................................................     29,000,000        29,741,820
  Stanislaus County Board of Education COP, FSA Insured, 5.70%, 9/01/24 .........................      2,000,000         2,219,000


42 |  Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST

----------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                               PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  Stockton Port District Port Facilities Revenue, Refunding and Improvement, Series B,
     FSA Insured, 5.90%, 7/01/12 ................................................................  $   2,770,000   $     3,058,634
  Stockton Revenue COP, Wastewater System Project, Refunding, Series A, MBIA Insured,
     5.00%, 9/01/23 .............................................................................      6,500,000         6,848,010
  Susanville PFAR, MBIA Insured, 5.70%, 6/01/30 .................................................      3,000,000         3,297,120
  Tahoe-Truckee Joint USD, GO, Series B, FGIC Insured, 5.95%, 9/01/20 ...........................      3,620,000         3,917,926
  Tahoe-Truckee USD, GO, ID No. 2, Series A, FGIC Insured, Pre-Refunded, 5.75%,
     8/01/20 ....................................................................................      4,340,000         4,988,570
  Thousand Oaks RDA Tax Allocation, Thousand Oaks Boulevard Redevelopment, Refunding,
     MBIA Insured, 5.375%, 12/01/25 .............................................................      2,390,000         2,474,749
  Tri-City Hospital District Revenue,
      MBIA Insured, 6.00%, 2/01/22 ..............................................................      2,350,000         2,357,661
      Refunding, Series A, MBIA Insured, 5.625%, 2/15/17 ........................................      2,750,000         2,904,220
  Truckee PFA Lease Revenue, Series A, AMBAC Insured, 6.00%, 11/01/30 ...........................      1,990,000         2,209,616
  Turlock Auxiliary Organization Revenue COP, California State University, Stanislaus Foundation,
     MBIA Insured, 5.875%, 6/01/22 ..............................................................      2,000,000         2,136,720
  Turlock PFA Sewer Revenue, FGIC Insured, 5.50%, 9/15/29 .......................................      6,855,000         7,481,410
  Union City CRDA Tax Allocation Revenue, Community Redevelopment Project, AMBAC Insured,
     5.75%, 10/01/32 ............................................................................     14,100,000        15,658,332
  University of California Revenues, Multi Purpose Projects,
      Series H, FGIC Insured, 5.50%, 9/01/28 ....................................................      2,500,000         2,708,125
      Series K, 5.00%, 9/01/23 ..................................................................      3,160,000         3,282,703
      Series M, FGIC Insured, 5.125%, 9/01/30 ...................................................      8,720,000         9,082,403
  Vacaville PFA Tax Allocation Revenue, Vacaville Redevelopment Projects, FSA Insured, 5.00%,
     9/01/31 ....................................................................................      5,095,000         5,204,543
  Vallejo Revenue, Water Improvement Project, Refunding, Series A, FSA Insured, 5.875%,
     5/01/26 ....................................................................................     12,500,000        13,319,125
  Vista USD, GO, Series A, FSA Insured, 5.25%, 8/01/25 ..........................................      5,000,000         5,354,100
  Washington Township Health Care District Revenue,
      5.00%, 7/01/18 ............................................................................      2,000,000         2,060,720
      5.125%, 7/01/23 ...........................................................................        450,000           459,576
  Washington USD, GO, Yolo County Election of 1999, Series A, FGIC Insured, 5.375%,
     8/01/25 ....................................................................................      2,045,000         2,215,635
  Waugh School District Special Tax GO, Corona/Ely CFD No.1, AMBAC Insured, 5.80%,
     9/01/26 ....................................................................................      5,640,000         5,885,848
  West Basin Municipal Water District Revenue COP,
      1992 Project, Refunding, Series A, AMBAC Insured, 5.50%, 8/01/17 ..........................      3,370,000         3,643,105
      Refunding, Series A, MBIA Insured, 5.00%, 8/01/24 .........................................      2,500,000         2,620,625
      Refunding, Series A, MBIA Insured, 5.00%, 8/01/30 .........................................      5,745,000         5,901,953
  Westlands Water District Revenue COP, MBIA Insured, 5.00%, 9/01/29 ............................     11,775,000        12,115,886
  William S. Hart Joint School Financing Authority Special Tax Revenue, Community Facilities,
     Refunding, FSA Insured, 6.60%, 9/01/18 .....................................................      1,285,000         1,345,138
  Woodland Finance Authority Lease Revenue, Capital Projects, Refunding, XLCA Insured,
     5.00%, 3/01/32 .............................................................................      6,340,000         6,502,114
  Yucaipa-Sweetwater School Facilities Financing Authority Special Tax Revenue, Sweetwater,
     Series A, MBIA Insured, 5.70%, 9/01/19 .....................................................      4,000,000         4,170,440
                                                                                                                   ---------------
  TOTAL BONDS (COST $1,617,884,224) .............................................................                    1,745,767,646
                                                                                                                   ---------------


                                                         Semiannual Report  | 43

FRANKLIN CALIFORNIA TAX-FREE TRUST

----------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                               PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  ZERO COUPON/STEP-UP BONDS 8.4%
  Acalanes UHSD, GO, Capital Appreciation, Election of 2002, Series A, FGIC Insured,
     8/01/25 ....................................................................................  $   9,045,000   $     2,972,458
  Alameda Corridor Transportation Authority Revenue, AMBAC Insured, zero cpn. to 10/01/12,
      5.25% thereafter, 10/01/21 ................................................................     64,660,000        46,173,059
      5.45% thereafter, 10/01/25 ................................................................     25,000,000        17,436,500
  Alhambra City Elementary School District GO, Capital Appreciation, Election of 1999,
     Series B, FGIC Insured, 9/01/27 ............................................................      3,035,000           938,149
  California HFAR, Home Mortgage, Series N, AMBAC Insured, 8/01/31 ..............................      1,435,000         1,056,461
  Corona-Norco USD, GO,
      Series B, FSA Insured, 9/01/23 ............................................................      2,320,000           923,360
      Series B, FSA Insured, 9/01/24 ............................................................      2,620,000           981,164
      Series B, FSA Insured, 3/01/25 ............................................................      1,400,000           504,364
      Series C, FGIC Insured, 9/01/25 ...........................................................      4,655,000         1,635,069
      Series C, FGIC Insured, 9/01/26 ...........................................................      6,080,000         2,004,515
  Foothill/Eastern Corridor Agency Toll Road Revenue, Capital Appreciation, Refunding,
     MBIA Insured,
      1/15/17 ...................................................................................     20,000,000        11,014,200
      1/15/18 ...................................................................................     25,000,000        12,902,250
      1/15/19 ...................................................................................      5,970,000         2,896,166
  Fullerton School District GO, Capital Appreciation, Series A, FGIC Insured, 8/01/23 ...........      3,030,000         1,210,909
  Grossmont UHSD, GO, Capital Appreciation, Election of 2004, FSA Insured, 8/01/24 ..............      5,110,000         1,903,373
  Lancaster School District GO, Capital Appreciation, Election of 1999, MBIA Insured,
      8/01/25 ...................................................................................      5,495,000         1,938,251
      7/01/26 ...................................................................................      5,965,000         1,983,482
  Newark USD, GO, Capital Appreciation,
      Series B, FGIC Insured, 8/01/24 ...........................................................      9,905,000         3,402,467
      Series C, FSA Insured, 8/01/22 ............................................................      2,165,000           841,297
      Series C, FSA Insured, 8/01/23 ............................................................      2,465,000           894,055
      Series C, FSA Insured, 8/01/24 ............................................................      2,560,000           871,296
      Series C, FSA Insured, 8/01/25 ............................................................      2,705,000           864,464
  Patterson Joint USD, GO, Series A, FGIC Insured,
      8/01/22 ...................................................................................      1,900,000           808,773
      8/01/23 ...................................................................................      1,985,000           793,285
      8/01/24 ...................................................................................      2,075,000           780,304
      8/01/25 ...................................................................................      2,170,000           765,425
      8/01/26 ...................................................................................      2,265,000           749,964
  San Bernardino County SFMR, Series A, GNMA Secured, ETM, 5/01/22 ..............................     28,405,000        12,176,939
  San Gabriel USD, GO, Capital Appreciation Bonds, Series A, FSA Insured,
      8/01/26 ...................................................................................      3,530,000         1,168,818
      2/01/27 ...................................................................................      1,850,000           589,392
  San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, Capital Appreciation,
     Refunding, Series A, MBIA Insured, 1/15/26 .................................................     13,155,000         4,433,235
  San Marino USD, GO, Series A, MBIA Insured, 7/01/25 ...........................................      6,080,000         2,153,658
  Santa Ana USD, COP, Capital Appreciation Financing Project, FSA Insured, 4/01/24 ..............     14,245,000         5,446,861
  Southern Kern USD, COP, Convertible Capital Appreciation Building Program, Series B,
     FSA Insured, 9/01/26 .......................................................................      2,250,000         2,183,085
  Southern Mono Health Care District Revenue, Capital Appreciation Bonds, Series A,
     MBIA Insured,
      8/01/28 ...................................................................................      2,340,000           666,409
      8/01/29 ...................................................................................      2,440,000           654,115


44 |  Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST

----------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN CALIFORNIA INSURED TAX-FREE INCOME FUND                                               PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    ZERO COUPON/STEP-UP BONDS (CONT.)
    Southern Mono Health Care District Revenue, Capital Appreciation Bonds, Series A,
      MBIA Insured, (cont.)
        8/01/30 .................................................................................  $   2,550,000   $       644,717
        8/01/31 .................................................................................      2,660,000           635,687
    Union Elementary School District GO, Capital Appreciation,
        Series A, FGIC Insured, 9/01/24 .........................................................      2,000,000           748,980
        Series B, FGIC Insured, 9/01/25 .........................................................      5,500,000         1,931,875
        Series B, FGIC Insured, 9/01/26 .........................................................      5,850,000         1,928,687
    Vista USD, GO, Capital Appreciation, Series A, FSA Insured,
        8/01/26 .................................................................................      7,150,000         2,367,437
        2/01/27 .................................................................................      4,795,000         1,527,639
    Western Placer USD Financing Corp. COP, Convertible Capital Appreciation, zero cpn. to
       11/01/05, 5.55% thereafter, 11/01/30 .....................................................      6,930,000         6,778,787
                                                                                                                   ---------------
    TOTAL ZERO COUPON/STEP-UP BONDS (COST $149,999,881)..........................................                      165,281,381
                                                                                                                   ---------------
    TOTAL LONG TERM INVESTMENTS (COST $1,767,884,105)............................................                    1,911,049,027
                                                                                                                   ---------------

    SHORT TERM INVESTMENTS 1.5%
    BONDS
(a) California State Department of Water Resources Power Supply Revenue,
        Series B-5, Daily VRDN and Put, 2.10%, 5/01/22 ..........................................      5,900,000         5,900,000
        Series B-6, Daily VRDN and Put, 2.15%, 5/01/22 ..........................................        100,000           100,000
(a) California State Economic Recovery Revenue, Series C-3, Daily VRDN and Put,
      2.10%, 7/01/23 ............................................................................      7,000,000         7,000,000
(a) California State GO, Kindergarten University, Series B-3, Daily VRDN and Put, 2.15%,
      5/01/34 ...................................................................................      2,300,000         2,300,000
(a) Irvine 1915 Act Revenue, AD No. 94-15, Daily VRDN and Put, 2.15%, 9/02/20 ...................      1,200,000         1,200,000
(a) Irvine 1915 Act Special Assessment,
        AD No. 93-14, Daily VRDN and Put, 2.10%, 9/02/25 ........................................      1,300,000         1,300,000
        AD No. 97-16, Daily VRDN and Put, 2.15%, 9/02/22 ........................................      2,000,000         2,000,000
(a) Irvine USD Special Tax,
        CFD No. 03-1, Daily VRDN and Put, 2.15%, 9/01/39 ........................................      1,900,000         1,900,000
        CFD No. 01-1, Daily VRDN and Put, 2.15%, 9/01/38 ........................................        300,000           300,000
(a) Los Angeles Department of Water and Power Waterworks Revenue, Sub Series
      B-2, Daily VRDN and Put, 2.15%, 7/01/35 ...................................................        400,000           400,000
(a) Metropolitan Water District Southern California Waterworks Revenue, Refunding, Series B-1,
      Daily VRDN and Put, 2.15%, 7/01/35 ........................................................      3,700,000         3,700,000
(a) Orange County Sanitation Districts COP, Refunding, Series B, Daily VRDN and Put, 2.15%,
      8/01/30 ...................................................................................      4,200,000         4,200,000
                                                                                                                   ---------------
    TOTAL SHORT TERM INVESTMENTS (COST $30,300,000)..............................................                       30,300,000
                                                                                                                   ---------------
    TOTAL INVESTMENTS (COST $1,798,184,105) 98.8%................................................                    1,941,349,027
    OTHER ASSETS, LESS LIABILITIES 1.2%..........................................................                       23,678,825
                                                                                                                   ---------------
    NET ASSETS 100.0%............................................................................                  $ 1,965,027,852
                                                                                                                   ===============

See glossary of terms on page 65.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. VRDNs are valued at cost


                  Semiannual Report  |  See notes to financial statements.  | 45

FRANKLIN CALIFORNIA TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND

                                                  ---------------------------------------------------------------------------------
                                                  SIX MONTHS ENDED
                                                  DECEMBER 31, 2004                       YEAR ENDED JUNE 30,
CLASS A                                              (UNAUDITED)            2004        2003         2002       2001          2000
                                                  ---------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ..........   $      11.36        $    11.74   $   11.41   $    11.25   $  10.92   $     11.02
                                                  ---------------------------------------------------------------------------------
Income from investment operations:

 Net investment income(a) .....................            .21               .44         .44          .47        .51           .52

 Net realized and unrealized gains (losses) ...            .30              (.38)        .34          .17        .34          (.10)
                                                  ---------------------------------------------------------------------------------
Total from investment operations ..............            .51               .06         .78          .64        .85           .42
                                                  ---------------------------------------------------------------------------------
Less distributions from net investment income .           (.22)             (.44)       (.45)        (.48)      (.52)         (.52)
                                                  ---------------------------------------------------------------------------------
Redemption fees ...............................             --(c)             --          --           --         --            --
                                                  ---------------------------------------------------------------------------------
Net asset value, end of period ................   $      11.65        $    11.36   $   11.74   $    11.41   $  11.25   $     10.92
                                                  =================================================================================

Total return(b) ...............................           4.47%              .50%       6.92%        5.80%      7.86%         3.95%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) .............   $    423,945        $  384,196   $ 414,558   $  324,061   $224,156   $   186,880

Ratios to average net assets:

 Expenses .....................................            .67%(d)           .67%        .68%         .70%       .72%          .74%

 Expenses net of waiver and payments
   by affiliate ...............................            .67%(d)           .67%        .68%         .68%       .60%          .60%

 Net investment income ........................           3.62%(d)          3.76%       3.80%        4.13%      4.56%         4.79%

Portfolio turnover rate .......................           4.11%            17.36%       9.56%       12.05%      8.02%        10.29%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $.001 per share.

(d)   Annualized.


46 |  See notes to financial statements.  |  Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST

FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND (CONTINUED)

                                                      ------------------------------
                                                       SIX MONTHS
                                                         ENDED              YEAR
                                                      DECEMBER 31,         ENDED
                                                          2004            JUNE 30,
CLASS C                                               (UNAUDITED)           2004
                                                      ------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .............    $      11.37       $    11.73
                                                      ------------------------------
Income from investment operations:

 Net investment income(a) ........................             .18              .37

 Net realized and unrealized gains (losses) ......             .30             (.36)
                                                      ------------------------------
Total from investment operations .................             .48              .01
                                                      ------------------------------
Less distributions from net investment income ....            (.18)            (.37)
                                                      ------------------------------
Redemption fees ..................................              --(c)            --
                                                      ------------------------------
Net asset value, end of period ...................    $      11.67       $    11.37
                                                      ==============================

Total return(b) ..................................            4.26%             .11%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ................    $     12,062       $    9,142

Ratios to average net assets:

 Expenses ........................................            1.22%(d)         1.22%

 Net investment income ...........................            3.07%(d)         3.21%

Portfolio turnover rate ..........................            4.11%           17.36%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $.001 per share.

(d)   Annualized.


                  Semiannual Report  |  See notes to financial statements.  | 47

FRANKLIN CALIFORNIA TAX-FREE TRUST

STATEMENT OF INVESTMENTS, DECEMBER 31, 2004 (UNAUDITED)

----------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN CALIFORNIA INTERMEDIATE-TERM-FREE INCOME FUND                                         PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 96.4%
  BONDS 90.9%
  ABAG Finance Authority for Nonprofit Corps. COP,
      Partner North County Health Project, 5.50%, 3/01/06 .......................................  $     330,000   $       335,745
      Rhoda Haas Goldman Plaza, California Mortgage Insured, 5.125%, 5/15/15 ....................      3,000,000         3,177,930
  ABAG Finance Authority for Nonprofit Corps. Revenue, San Diego Hospital Association, Series C,
      5.125%, 3/01/18 ...........................................................................      2,695,000         2,785,336
      5.25%, 3/01/19 ............................................................................      2,315,000         2,399,984
  ABAG Revenue, Refunding, Series A-E,
      5.00%, 9/15/06 ............................................................................        595,000           609,339
      5.05%, 9/15/07 ............................................................................        610,000           624,799
      5.40%, 9/15/14 ............................................................................      2,455,000         2,506,800
  ABAG Water and Wastewater Revenue, Pooled Financing Program, Series A, FSA Insured, 5.00%,
     10/01/10 ...................................................................................      3,035,000         3,338,743
  Alameda-Contra Costa Transportation District COP, Refunding, AMBAC Insured, 4.375%,
     8/01/14 ....................................................................................      1,330,000         1,389,823
  Antelope Valley UHSD, GO, Series A, MBIA Insured,
      4.50%, 8/01/13 ............................................................................      1,230,000         1,330,872
      4.625%, 8/01/14 ...........................................................................      1,250,000         1,352,412
  Antioch PFA, Reassessment Revenue, sub. lien, Series B,
      5.20%, 9/02/05 ............................................................................      1,965,000         1,990,702
      5.40%, 9/02/07 ............................................................................      1,100,000         1,143,483
  Brentwood Infrastructure Financing Authority Revenue, Refunding, Series A, FSA Insured,
     4.00%, 9/02/17 .............................................................................      1,485,000         1,486,114
  Burbank Electric Revenue, MBIA Insured, 4.00%,
      6/01/11 ...................................................................................      1,000,000         1,057,860
      6/01/12 ...................................................................................      1,000,000         1,052,350
  Burbank USD, GO, Election of 1997, Series C, FGIC Insured, 4.00%, 8/01/12 .....................      2,500,000         2,624,925
  Burbank Water and Power Electric Revenue, MBIA Insured, 4.00%, 6/01/11 ........................      5,045,000         5,071,083
  California Educational Facilities Authority Revenue,
      Pooled College and University Projects, Series B, Pre-Refunded, 6.125%, 4/01/13 ...........      1,000,000         1,103,130
      Stanford University, Refunding, Series R, 4.00%, 11/01/11 .................................      1,000,000         1,064,420
  California Health Facilities Financing Authority Revenue,
      Kaiser Permanente, Series B, ETM, 5.25%, 10/01/13 .........................................      5,000,000         5,439,600
      Kaiser Permanente, Series B, ETM, 5.25%, 10/01/14 .........................................      2,000,000         2,161,800
      Kaiser Permanente, Series B, ETM, 5.25%, 10/01/16 .........................................      3,850,000         4,136,055
      Paradise Valley Estates, California Mortgage Insured, 3.875%, 1/01/09 .....................      1,555,000         1,586,411
      Paradise Valley Estates, California Mortgage Insured, 4.125%, 1/01/10 .....................      1,000,000         1,038,590
      Paradise Valley Estates, California Mortgage Insured, 5.00%, 1/01/11 ......................      1,480,000         1,599,007
      Paradise Valley Estates, California Mortgage Insured, 4.375%, 1/01/12 .....................      1,000,000         1,038,110
      Paradise Valley Estates, California Mortgage Insured, 5.00%, 1/01/13 ......................      1,815,000         1,966,462
      Paradise Valley Estates, California Mortgage Insured, 5.00%, 1/01/14 ......................      1,635,000         1,757,429
      Sutter Health, Refunding, Series A, MBIA Insured, 5.875%, 8/15/16 .........................      3,750,000         4,031,175
      The Episcopal Home, California Mortgage Insured, 4.625%, 2/01/12 ..........................      1,350,000         1,422,751
      The Episcopal Home, California Mortgage Insured, 4.75%, 2/01/13 ...........................      1,200,000         1,271,616
  California HFAR, SFM Purchase, Class III, Series A-1, MBIA Insured, 5.70%, 8/01/11 ............        905,000           932,811
  California State Department of Water Resources Central Valley Project Revenue, Water System,
     Refunding, Series S, 5.00%, 12/01/19 .......................................................      4,000,000         4,235,760


48 |  Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST

----------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN CALIFORNIA INTERMEDIATE-TERM-FREE INCOME FUND                                         PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  California State Department of Water Resources Power Supply Revenue, Series A,
      5.50%, 5/01/12 ............................................................................  $   2,000,000   $     2,260,440
      5.125%, 5/01/18 ...........................................................................      2,500,000         2,680,750
  California State Department of Water Resources Water Revenue, Central Valley Project, Series Z,
     FGIC Insured, 3.50%, 12/01/12 ..............................................................      5,000,000         5,086,400
  California State Economic Recovery Revenue, Series A, 5.00%, 7/01/15 ..........................     10,670,000        11,708,725
  California State GO,
      5.00%, 11/01/12 ...........................................................................        665,000           726,306
      5.25%, 2/01/14 ............................................................................      4,000,000         4,461,120
      5.25%, 6/01/16 ............................................................................      2,000,000         2,096,760
      Pre-Refunded, 5.00%, 11/01/12 .............................................................      1,335,000         1,497,683
      Refunding, 5.00%, 12/01/05 ................................................................      7,000,000         7,175,910
      Refunding, 4.00%, 2/01/10 .................................................................      6,900,000         7,218,987
      Refunding, MBIA Insured, 5.00%, 2/01/18 ...................................................      1,175,000         1,249,178
      Veterans, Series B, 5.00%, 12/01/12 .......................................................      2,000,000         2,045,820
      Veterans, Series B, 5.25%, 12/01/15 .......................................................      2,310,000         2,370,799
      Veterans, Series B, 5.375%, 12/01/16 ......................................................        605,000           618,141
  California State Public Works Board Lease Revenue,
      Department of Forestry and Fire Protection, Series A, 4.875%, 10/01/18 ....................      1,325,000         1,367,374
      Various Community College Projects, Refunding, Series C, 5.50%, 9/01/09 ...................      1,555,000         1,664,736
  California Statewide CDA Revenue,
      Insured Health Facilities, Jewish Home, California Mortgage Insured, 5.00%, 11/15/18 ......      3,000,000         3,171,360
      Kaiser Permanente, Series I, Mandatory Put 5/01/11, 3.45%, 4/01/35 ........................      5,000,000         4,954,950
      Mission Community, California Mortgage Insured, 4.40%, 11/01/10 ...........................      1,100,000         1,164,768
      Mission Community, California Mortgage Insured, 4.50%, 11/01/11 ...........................      1,145,000         1,213,906
      Viewpoint School, ACA Insured, 4.50%, 10/01/17 ............................................        460,000           462,134
      Viewpoint School, ACA Insured, 4.75%, 10/01/18 ............................................        480,000           489,346
  California Statewide CDA, COP,
      California Lutheran Homes, ETM, 5.375%, 11/15/06 ..........................................      1,000,000         1,056,620
      Kaiser Permanente, ETM, 5.30%, 12/01/15 ...................................................      2,000,000         2,138,260
      St. Joseph Health System Obligation Group, 5.25%, 7/01/11 .................................      1,005,000         1,084,606
      St. Joseph Health System, Refunding, 5.00%, 7/01/12 .......................................      2,180,000         2,300,510
  Central Joint Powers Health Financing Authority COP, Community Hospitals of Central California,
      5.125%, 2/01/13 ............................................................................     1,375,000         1,434,978
      5.25%, 2/01/14 ............................................................................      1,435,000         1,505,731
      5.75%, 2/01/16 ............................................................................      1,585,000         1,695,189
  Central Valley Financing Authority Cogeneration Project Revenue, Carson Ice General Project,
     Refunding, MBIA Insured, 5.00%, 7/01/17 ....................................................      2,000,000         2,124,260
  Cerritos PFAR, Tax Allocation, Redevelopment Project, Series A, AMBAC Insured, 3.00%,
     11/01/11 ...................................................................................      2,585,000         2,569,154
  Chaffey Community College District COP, Pre-Refunded, 5.10%, 9/01/13 ..........................      1,860,000         2,076,448
  Clovis MFR, Mandatory Put Refunding, FNMA Insured, 5.10%, 11/01/30 ............................      4,105,000         4,302,451
  Coalinga COP, Custody Facility, Refunding, 4.25%, 4/01/10 .....................................      1,000,000         1,041,410
  Colma 1915 Act Special Assessment, Local ID No. 1, Refunding, 5.40%, 9/02/05 ..................        570,000           571,647
  Compton Community College District GO, Series 2004-A, MBIA Insured, 4.25%, 7/01/16 ............      1,025,000         1,063,110
  Compton COP, Civic Center and Capital Improvement, Refunding, Series A,
      5.00%, 9/01/08 ............................................................................      4,340,000         4,630,476
      5.50%, 9/01/15 ............................................................................      1,180,000         1,243,201


                                                         Semiannual Report  | 49

FRANKLIN CALIFORNIA TAX-FREE TRUST

----------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN CALIFORNIA INTERMEDIATE-TERM-FREE INCOME FUND                                         PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  Conejo Valley USD, GO, Election of 1998, Series D, FGIC Insured, 4.50%,
      8/01/18 ...................................................................................  $   3,850,000   $     4,004,847
      8/01/19 ...................................................................................      4,000,000         4,148,000
  Contra Costa Community College District GO, Election of 2002, FGIC Insured, 4.75%,
     8/01/18 ....................................................................................      2,450,000         2,586,980
  Contra Costa County Public Financing Lease Revenue, Refunding, Series B, MBIA Insured,
     4.00%, 6/01/13 .............................................................................      1,065,000         1,104,373
  Corona PFA Lease Revenue, City Hall Project, Series B, MBIA Insured,
      3.75%, 9/01/13 ............................................................................      1,000,000         1,017,970
      4.00%, 9/01/14 ............................................................................      1,210,000         1,245,356
  Duarte RDA Tax Allocation, Merged Redevelopment Project Area, Refunding, 5.125%,
     10/01/16 ...................................................................................      4,200,000         4,513,866
  Fairfax School District GO, Election of 2000, Series A, FGIC Insured, 5.00%, 11/01/17 .........        895,000           999,303
  Fairfield-Suisun Sewer District Sewer Revenue, Series A, Refunding, FGIC Insured, 5.00%,
     5/01/12 ....................................................................................        600,000           659,052
  Folsom PFA Lease Revenue, City Hall and Community Center, Refunding, FSA Insured, 5.00%,
     10/01/17 ...................................................................................      1,275,000         1,387,315
  Foothill/Eastern Corridor Agency Toll Road Revenue, Refunding, MBIA Insured, 5.00%,
     1/15/16 ....................................................................................      1,000,000         1,067,450
  Fremont UHSD Santa Clara County GO, Series C, FSA Insured, 4.25%, 9/01/13 .....................      1,310,000         1,386,268
  Galt Capital Improvements Authority Lease Revenue, Culture and Recreation Improvement
     Project, 5.00%, 4/01/12 ....................................................................      2,390,000         2,516,742
  Galt Middle School Joint Powers Authority Special Tax, CFD No. 1, Refunding, 5.40%,
     9/01/12 ....................................................................................      1,955,000         2,086,356
  Garden Grove Agency Community Development Tax Allocation, Garden Grove Community Project,
     Refunding, AMBAC Insured, 4.25%, 10/01/13 ..................................................      2,025,000         2,141,539
  Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue, 5.00%, 6/01/12 ..........      1,500,000         1,607,190
  Hi-Desert Memorial Health Care District Revenue, Refunding,
      5.10%, 10/01/06 ...........................................................................        615,000           621,162
      5.125%, 10/01/07 ..........................................................................        650,000           658,808
  Hollister RDA Tax Allocation, Community Development Project, Series 1994, 5.55%,
     10/01/05 ...................................................................................        585,000           602,550
  Huntington Beach City School District GO, Series A, FGIC Insured, 5.00%, 8/01/18 ..............      1,245,000         1,337,130
  Huntington Beach PFAR, Lease Capital Improvement Refinancing Project, Series B,
     AMBAC Insured,
      4.00%, 8/01/13 ............................................................................      1,500,000         1,563,000
      4.125%, 8/01/14 ...........................................................................      2,140,000         2,228,596
      4.25%, 8/01/15 ............................................................................      2,080,000         2,167,984
  Inland Empire Solid Waste Financing Authority Revenue, Landfill Improvement Financing Project,
     Series B, FSA Insured, ETM, 6.25%, 8/01/11 .................................................      1,000,000         1,120,630
  Irvine 1915 Act GO, AD No. 03-19, Group 2,
      4.875%, 9/02/16 ...........................................................................      1,000,000           997,740
      5.00%, 9/02/18 ............................................................................      1,000,000           995,040
      5.125%, 9/02/19 ...........................................................................      1,000,000           997,380
  Irvine 1915 Act Special Assessment, AD No. 00-18,
      Group 2, 4.375%, 9/02/10 ..................................................................        885,000           896,248
      Group 2, 4.70%, 9/02/12 ...................................................................      1,475,000         1,500,547
      Group 2, 4.80%, 9/02/13 ...................................................................      1,175,000         1,197,560


50 |  Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST

----------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN CALIFORNIA INTERMEDIATE-TERM-FREE INCOME FUND                                         PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  Irvine 1915 Act Special Assessment, AD No. 00-18, (cont.)
     Group 2, 5.125%, 9/02/17 ...................................................................  $   1,705,000   $     1,724,795
     Group 3, 4.75%, 9/02/15 ....................................................................      1,000,000         1,004,880
     Group 3, 5.00%, 9/02/17 ....................................................................      1,000,000         1,007,620
  Kings River Conservation District Pine Flat Power Revenue, Refunding, Series E, 5.125%,
     1/01/18 ....................................................................................      1,735,000         1,854,889
  La Palma Community Development Commission Tax Allocation, La Palma Community
     Development Project No. 1, Refunding, 5.80%, 6/01/05 .......................................        160,000           162,341
  La Quinta RDA Tax Allocation, Redevelopment Project Areas No. 1 and 2, MBIA Insured, 5.40%,
     9/01/07 ....................................................................................        560,000           583,834
  Lake Elsinore PFA Tax Allocation Revenue,
      Lake Elsinore Redevelopment Projects, Series A, FSA Insured, 5.40%, 9/01/08 ...............      1,230,000         1,243,628
      Series A, 5.00%, 9/01/09 ..................................................................      1,500,000         1,590,525
  Lake Elsinore School Financing Authority Revenue, Refunding, 6.00%, 9/01/11 ...................      1,000,000         1,086,560
  Lancaster COP, School District Project, Refunding, FSA Insured, 5.125%, 4/01/14 ...............      2,000,000         2,172,980
  Lancaster RDA Tax Allocation,
      Central Business District Redevelopment, Refunding, 5.70%, 8/01/05 ........................         50,000            50,082
      Fox Field Redevelopment Project Area, Refunding, 5.70%, 8/01/05 ...........................         75,000            75,197
  Las Virgenes USD, GO, Series D, FGIC Insured, 3.30%, 9/01/13 ..................................      1,415,000         1,401,289
  Lemon Grove CDA Tax Allocation, 1998, Refunding,
      5.00%, 8/01/06 ............................................................................        380,000           391,164
      5.10%, 8/01/07 ............................................................................        205,000           214,797
      5.20%, 8/01/08 ............................................................................        215,000           229,027
  Los Angeles Convention and Exhibition Center Authority Lease Revenue, Refunding, Series A,
     AMBAC Insured, 3.00%, 8/15/12 ..............................................................      4,525,000         4,449,161
  Los Angeles County MTA Sales Tax Revenue, First Tier Proposition A, First Tier, Refunding,
     Series A, FSA Insured, 5.00%, 7/01/15 ......................................................      5,345,000         5,739,568
  Los Angeles County Sanitation Districts Financing Authority Revenue, Capital Project, Series A,
     FSA Insured, 5.00%, 10/01/17 ...............................................................      1,000,000         1,086,920
  Los Angeles USD,
      COP, Refunding, Series A, AMBAC Insured, 4.00%, 10/01/13 ..................................      4,415,000         4,569,393
      GO, Election of 2004, Series C, FGIC Insured, 5.00%, 7/01/19 ..............................      2,035,000         2,204,393
      GO, Refunding, MBIA Insured, 5.25%, 7/01/13 ...............................................      3,500,000         3,965,675
  Los Angeles Wastewater System Revenue, Series A, FGIC Insured, 5.00%, 6/01/14 .................      1,075,000         1,151,992
  Lynwood PFAR, Water System Improvement Project, 6.15%, 6/01/08 ................................        565,000           583,961
  M-S-R Public Power Agency San Juan Project Revenue, Refunding, Series I, MBIA Insured,
      4.25%, 7/01/11 ............................................................................      5,055,000         5,409,659
      5.00%, 7/01/18 ............................................................................      1,000,000         1,064,290
  Metropolitan Water District Southern California GO, Waterworks, Refunding, Series B,
      4.125%, 3/01/13 ...........................................................................      1,000,000         1,068,570
      4.25%, 3/01/14 ............................................................................      1,000,000         1,043,990
      4.30%, 3/01/15 ............................................................................      1,000,000         1,037,180
  Moreno Valley USD, GO, Election of 2004, Series A, FSA Insured, 5.00%,
      8/01/17 ...................................................................................      2,000,000         2,187,660
      8/01/18 ...................................................................................      2,300,000         2,506,195
  Morgan Hill USD, GO, FGIC Insured, 4.25%, 8/01/14 .............................................      1,585,000         1,663,442
  Moulton-Niguel Water District GO, Refunding,
      AMBAC Insured, 4.00%, 9/01/12 .............................................................      2,930,000         3,077,789
      Consolidated, AMBAC Insured, 5.00%, 9/01/16 ...............................................      3,520,000         3,868,022


                                                         Semiannual Report  | 51

FRANKLIN CALIFORNIA TAX-FREE TRUST

----------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                      PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  Murrieta COP, Road Improvement Project, 6.00%,
      4/01/07 ...................................................................................  $     235,000   $       248,771
      4/01/08 ...................................................................................        245,000           260,293
  Nevada County COP, Refunding, MBIA Insured, 4.125%, 10/01/12 ..................................      1,040,000         1,094,631
  Newport Mesa USD, GO, MBIA Insured, 4.00%, 8/01/12 ............................................      1,000,000         1,049,970
  North City West School Facilities Financing Authority Special Tax, Refunding, Series B,
     FSA Insured, 5.625%, 9/01/08 ...............................................................        500,000           535,955
  Orange County CFD No. 86-2 Special Tax, Rancho Santa Margarita, Refunding, Series A,
     5.375%, 8/15/12 ............................................................................      1,500,000         1,610,550
  Orange County CFD Special Tax,
      No. 02-1, Ladera Ranch, Series A, 4.60%, 8/15/14 ..........................................      1,000,000         1,014,710
      No. 02-1, Ladera Ranch, Series A, 4.75%, 8/15/15 ..........................................      1,000,000           992,550
      No. 02-1, Ladera Ranch, Series A, 4.90%, 8/15/16 ..........................................      1,285,000         1,273,718
      No. 03-1, Ladera Ranch, Series A, 4.90%, 8/15/17 ..........................................      1,000,000         1,011,860
      No. 03-1, Ladera Ranch, Series A, 5.10%, 8/15/18 ..........................................      1,000,000         1,015,260
  Orange County Local Transportation Authority Sales Tax Revenue, First Senior Measure M,
     6.00%, 2/15/06 .............................................................................        500,000           521,350
  Orange County Recovery COP, Series A, MBIA Insured, 6.00%, 7/01/08 ............................      1,500,000         1,677,015
  Oroville Hospital Revenue, Oroville Hospital, Series A, California Mortgage Insured, 5.125%,
     12/01/12 ...................................................................................      1,435,000         1,496,059
  Oxnard Harbor District Revenue, Series A, 5.10%, 8/01/14 ......................................      1,000,000         1,039,010
  Pajaro Valley USD, GO, Election of 2002, Series A, FSA Insured, 5.00%, 8/01/16 ................      1,500,000         1,635,180
  Palm Desert Financing Authority Lease Revenue, Blythe County Administrative Project,
     Pre-Refunded, 6.375%, 8/01/11 ..............................................................        855,000           926,931
  Palm Desert Financing Authority Tax Allocation Revenue, MBIA Insured, 4.75%, 8/01/18 ..........      1,050,000         1,117,242
  Pleasanton USD, GO, Refunding, Series C, MBIA Insured, 5.00%, 8/01/14 .........................      3,535,000         3,947,817
  Pomona RDA Tax Allocation, Mountain Meadows Redevelopment Project, Refunding, Series X,
     5.35%, 12/01/16 ............................................................................      1,000,000         1,098,960
  Poway RDA Tax Allocation, Paguay Redevelopment Project, Series A, MBIA Insured, 4.50%,
     6/15/14 ....................................................................................      4,595,000         4,893,767
  Puerto Rico Commonwealth GO, Public Improvement, FSA Insured, 5.25%, 7/01/16 ..................      2,500,000         2,872,625
  Redlands USD, GO, Election of 2002, FSA Insured, 5.00%, 7/01/19 ...............................      1,000,000         1,075,850
  Richmond Joint Powers Financing Authority Revenue, Multiple Redevelopment Projects,
     Series B, ETM, 5.35%, 5/15/13 ..............................................................      2,000,000         2,204,360
  Riverside County Housing Authority MFHR, Brandon Place Apartments, Mandatory Put 7/01/09,
     Series B, FNMA Insured, 5.625%, 7/01/29 ....................................................        995,000         1,058,222
  Riverside USD, GO, Election, Series A, FGIC Insured, 4.00%, 2/01/13 ...........................      1,000,000         1,043,460
  Sacramento City USD, GO, Election of 1999, Series D, FSA Insured, 5.00%, 7/01/19 ..............      1,465,000         1,576,120
  San Bernardino City USD, GO, Refunding,
      FSA Insured, 5.00%, 8/01/17 ...............................................................      2,615,000         2,849,435
      FSA Insured, 5.00%, 8/01/18 ...............................................................      1,140,000         1,242,201
      Series A, FSA Insured, 5.00%, 8/01/19 .....................................................      1,680,000         1,820,818
  San Bernardino County COP, Medical Center Financing Project, Refunding, 6.00%, 8/01/09 ........      2,000,000         2,225,580
  San Francisco City and County Airports Commission International Airport Revenue, Issue 30,
     Refunding, Second Series, XLCA Insured, 4.00%, 5/01/14 .....................................      2,500,000         2,566,525
  San Francisco City and County GO, Refunding, Series 1, FGIC Insured, 5.00%, 6/15/12 ...........      3,650,000         3,951,928


52 |  Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST

----------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                      PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  San Joaquin County COP,
      General Hospital Project, Refunding, MBIA Insured, 5.00%, 9/01/17 .........................  $   1,000,000   $     1,062,630
      Solid Waste System Facilities Projects, MBIA Insured, 4.00%, 4/01/12 ......................      2,925,000         3,075,023
      Solid Waste System Facilities Projects, MBIA Insured, 5.00%, 4/01/17 ......................      1,340,000         1,450,791
  San Jose MFHR, Countrybrook Project, Refunding, Series A, FNMA Insured, 4.95%,
     4/01/12 ....................................................................................      4,665,000         4,864,615
  San Marcos Public Facilities Authority Revenue,
      Senior Tax Increment Project Area 3, Series A, MBIA Insured, 5.30%, 10/01/11 ..............        350,000           399,032
      Tax Increment Project Area 3, Series A, MBIA Insured, 4.70%, 10/01/05 .....................        595,000           606,751
      Tax Increment Project Area 3, Series A, MBIA Insured, 5.10%, 10/01/09 .....................        515,000           571,305
  Santa Ana COP, Refunding, Series A, AMBAC Insured, 4.25%, 6/01/13 .............................      1,405,000         1,488,471
  Santa Clara 1915 Act, Reassessment District 187, Refunding, Series 1, 5.25%, 9/02/11 ..........      1,720,000         1,780,062
  Santa Clara County Financing Authority Lease Revenue, Multiple Facilities Projects, Refunding,
     Series A, AMBAC Insured, 4.50%, 5/15/12 ....................................................      2,900,000         3,040,447
  Santa Monica-Malibu USD, COP, Series C, MBIA Insured,
      4.00%, 5/01/12 ............................................................................        525,000           547,318
      4.25%, 5/01/14 ............................................................................        840,000           873,004
      4.25%, 5/01/15 ............................................................................        875,000           903,368
      4.25%, 11/01/15 ...........................................................................        670,000           691,721
  Shafter Joint Powers Financing Authority Lease Revenue, Community Correctional Facility
     Project, Series A, 5.50%, 1/01/06 ..........................................................        650,000           669,253
  South County Regional Wastewater Authority Revenue, Regional Wastewater Facilities Project,
     Refunding, FSA Insured, 3.25%, 8/01/11 .....................................................      1,000,000         1,011,810
  South Gate PFA Tax Allocation Revenue, South Gate Redevelopment Project No. 1,
     XLCA Insured, 5.00%, 9/01/16 ...............................................................      2,000,000         2,181,020
  South Gate PFA Water Revenue, Refunding, Series A, FGIC Insured,
      5.35%, 10/01/07 ...........................................................................        995,000         1,076,451
      5.45%, 10/01/08 ........................................................................         1,040,000         1,154,712
  Stockton Health Facilities Revenue, Dameron Hospital Association, Refunding, Series A, 5.35%,
     12/01/09 ...................................................................................        385,000           410,799
  Stockton Port District Port Facilities Revenue, Refunding and Improvement, Series A,
     FSA Insured, 5.75%, 7/01/11 ................................................................      1,295,000         1,428,605
  Stockton Revenue, O'Connor Woods Housing Corp., Series A, 5.375%, 11/01/11 ....................      1,365,000         1,418,153
  Sunline Transport Agency COP, Transport Finance Corp., Series B, 5.75%, 7/01/06 ...............        445,000           452,507
  Sweetwater UHSD, COP, FSA Insured, 4.15%, 9/01/12 .............................................      1,000,000         1,060,530
  Temecula Valley USD, GO, Series E, FSA Insured, Pre-Refunded, 5.65%, 9/01/07 ..................        370,000           386,472
  Tobacco Securitization Authority Northern California Tobacco Settlement Revenue, Asset Backed
     Bonds, Series B,
      4.25%, 6/01/09 ............................................................................        880,000           876,128
      4.375%, 6/01/10 ...........................................................................      1,665,000         1,642,489
      4.50%, 6/01/11 ............................................................................      1,540,000         1,502,054
      4.60%, 6/01/12 ............................................................................      1,760,000         1,728,531
      4.70%, 6/01/13 ............................................................................      1,500,000         1,437,285
      4.80%, 6/01/14 ............................................................................        725,000           686,031
  Torrance Hospital Revenue, Torrance Memorial Medical Center, Series A, 5.10%, 6/01/12 .........      1,000,000         1,088,260
  University of California Revenues,
      Multiple Purpose Projects N, FGIC Insured, 4.00%, 9/01/12 .................................      1,380,000         1,436,207
      Research Facilities, Series E, AMBAC Insured, 5.00%, 9/01/15 ..............................      3,645,000         3,921,874


                                                         Semiannual Report  | 53

FRANKLIN CALIFORNIA TAX-FREE TRUST

----------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                      PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    Virgin Islands PFAR, senior lien,
        Fund Loan Notes, Refunding, Series A, 5.40%, 10/01/12 ...................................  $   4,150,000   $     4,412,197
        Refunding, Series A, 5.30%, 10/01/11 ....................................................      1,000,000         1,061,170
    Virgin Islands Water and Power Authority Water System Revenue, Refunding,
        4.875%, 7/01/06 .........................................................................      1,500,000         1,536,465
        5.00%, 7/01/09 ..........................................................................      2,000,000         2,111,700
    West Contra Costa USD, GO, Series B, FSA Insured, 4.00%, 8/01/12 ............................      1,875,000         1,975,125
    Whittier Health Facility Revenue, Presbyterian Intercommunity Hospital, 5.00%,
        6/01/11 .................................................................................      1,060,000         1,137,285
        6/01/12 .................................................................................      2,225,000         2,394,367
        6/01/13 .................................................................................      2,335,000         2,501,929
    Yucaipa Valley Water District Water System Revenue COP, Series A, MBIA Insured,
        5.00%, 9/01/15 ..........................................................................      1,080,000         1,195,841
        5.25%, 9/01/20 ..........................................................................      1,325,000         1,471,081
                                                                                                                   ---------------
    TOTAL BONDS (COST $379,224,177) .............................................................                      396,085,113
                                                                                                                   ---------------
    ZERO COUPON/STEP-UP BONDS 5.5%
    Alameda Corridor Transportation Authority Revenue, Capital Appreciation, sub. lien, Refunding,
       Series A, AMBAC Insured, 10/01/17 ........................................................     10,000,000         5,609,600
    Burbank USD, GO, Capital Appreciation, Election of 1997, Series C, FGIC Insured,
        8/01/15 .................................................................................      4,600,000         2,933,696
        8/01/16 .................................................................................      4,670,000         2,818,952
    Clovis USD, GO, Capital Appreciation, Election of 2004, Series A, FGIC Insured, 8/01/17 .....      5,235,000         2,977,145
    Conejo Valley USD, GO, Election of 1998, Series C, FSA Insured, 8/01/17 .....................      2,500,000         1,421,750
    Montebello USD, GO, Capital Appreciation, FGIC Insured,
        8/01/18 .................................................................................      1,455,000           778,644
        8/01/19 .................................................................................      1,480,000           748,865
    San Francisco City and County Redevelopment Financing Authority Tax Allocation,
       Redevelopment Projects, Series A, 8/01/17 ................................................      3,825,000         1,998,830
    San Joaquin Hills Transportation Corridor Agency Toll Road Revenue, Capital Appreciation,
       Refunding, Series A, zero cpn. to 1/15/07, 5.60% thereafter, 1/15/16 .....................      3,000,000         2,667,750
    Santa Ana USD, GO, Election of 1999, Series B, FGIC Insured, 8/01/14 ........................      3,125,000         2,113,031
                                                                                                                   ---------------
    TOTAL ZERO COUPON/STEP-UP BONDS (Cost $22,956,637) ..........................................                       24,068,263
                                                                                                                   ---------------
    TOTAL LONG TERM INVESTMENTS (Cost $402,180,814)..............................................                      420,153,376
                                                                                                                   ---------------

    SHORT TERM INVESTMENTS 2.5%
    BONDS
(a) California State Department of Water Resources Power Supply Revenue,
    Series B-3, Daily VRDN and Put, 2.17%, 5/01/22 ..............................................        300,000           300,000
    Series B-6, Daily VRDN and Put, 2.15%, 5/01/22 ..............................................      2,200,000         2,200,000
    Series C-7, FSA Insured, Weekly VRDN and Put, 2.00%, 5/01/22 ................................      1,500,000         1,500,000
(a) California State GO, Kindergarten University, Series B-3, Daily VRDN and Put, 2.15%,
     5/01/34 ....................................................................................        500,000           500,000
(a) Irvine USD Special Tax,
        CFD No. 03-1, Daily VRDN and Put, 2.15%, 9/01/39 ........................................      1,000,000         1,000,000
        CFD No. 01-1, Daily VRDN and Put, 2.15%, 9/01/38 ........................................      2,175,000         2,175,000


54 |  Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST

----------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN CALIFORNIA INTERMEDIATE-TERM TAX-FREE INCOME FUND                                      PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------------
  SHORT TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
(a) Metropolitan Water District Southern California Waterworks Revenue,
      Refunding, Series B-1, Daily VRDN and Put, 2.15%, 7/01/35 .................................  $   1,700,000   $     1,700,000
      Series B, Weekly VRDN and Put, 1.95%, 7/01/27 .............................................        700,000           700,000
      Series C-2, Daily VRDN and Put, 2.10%, 7/01/36 ............................................        700,000           700,000
(a) Orange County Sanitation Districts COP, Refunding, Series B, Daily VRDN and
       Put, 2.15%, 8/01/30 ......................................................................        200,000           200,000
                                                                                                                   ---------------
    TOTAL SHORT TERM INVESTMENTS (COST $10,975,000)................................................                     10,975,000
                                                                                                                   ---------------
    TOTAL INVESTMENTS (COST $413,155,814) 98.9%....................................................                    431,128,376
    OTHER ASSETS, LESS LIABILITIES 1.1%............................................................                      4,878,718
                                                                                                                   ---------------
    NET ASSETS 100.0%..............................................................................                $   436,007,094
                                                                                                                   ===============

See glossary of terms on page 65.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. VRDNs are valued at cost.


                  Semiannual Report  |  See notes to financial statements.  | 55

FRANKLIN CALIFORNIA TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN CALIFORNIA LIMITED-TERM TAX-FREE INCOME FUND

                                                     -----------------------------
                                                      SIX MONTHS
                                                         ENDED            PERIOD
                                                     DECEMBER 31,          ENDED
                                                         2004            JUNE 30,
CLASS A                                               (UNAUDITED)         2004(e)
                                                     -----------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period .............   $       9.91      $     10.00
                                                     -----------------------------
Income from investment operations:

 Net investment income(a) ........................            .07              .11

 Net realized and unrealized gains (losses) ......            .07             (.10)
                                                     -----------------------------
Total from investment operations .................            .14              .01
                                                     -----------------------------
Less distributions from net investment income ....           (.07)            (.10)
                                                     -----------------------------
Redemption fees ..................................             --(c)            --
                                                     -----------------------------
Net asset value, end of period ...................   $       9.98      $      9.91
                                                     -----------------------------

Total return(b) ..................................           1.42%             .06%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ................   $     19,854      $    16,244

Ratios to average net assets:

 Expenses ........................................           1.11%(d)         1.20%(d)

 Expenses net of waiver and payments by affiliate             .50%(d)          .50%(d)

 Net investment income ...........................           1.41%(d)         1.30%(d)

Portfolio turnover rate ..........................           1.47%            7.42%

(a)   Based on average daily shares outstanding.

(b) Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized for periods less than one year.

(c)   Amount is less than $.001 per share.

(d)   Annualized.

(e) For the period September 2, 2003 (commencement of operations) to June 30, 2004.


56 |  See notes to financial statements.  |  Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST

STATEMENT OF INVESTMENTS, DECEMBER 31, 2004 (UNAUDITED)

----------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN CALIFORNIA LIMITED-TERM TAX-FREE INCOME FUND                                          PRINCIPAL AMOUNT       VALUE
----------------------------------------------------------------------------------------------------------------------------------
  LONG TERM INVESTMENTS 73.4%
  BONDS
  Azusa Redevelopment Agency Tax Allocation, Refunding, West End Redevelopment Project Area A,
     AMBAC Insured, 2.00%, 8/01/06 ..............................................................  $     375,000   $       374,074
  Brea Olinda USD, GO, Election of 1999, Series A, FGIC Insured, 2.60%, 8/01/09 .................        120,000           120,618
  Cajon Valley Unified Elementary School District COP, MBIA Insured, 2.50%, 5/01/08 .............        250,000           251,985
  California Educational Facilities Authority Revenue, Santa Clara University, Series A,
     FSA Insured, 2.625%, 9/01/09 ...............................................................        100,000           100,194
  California Health Facilities Financing Authority Revenue, AMBAC Insured, 3.75%, 7/01/05 .......        300,000           302,613
  California State Department of Water Resources Central Valley Project Revenue, Water Systems,
     Refunding, Series Y, FGIC Insured, 5.00%, 12/01/08 .........................................        200,000           219,664
  California State Department of Water Resources Power Supply Revenue, Series A, MBIA Insured,
     3.50%, 5/01/07 .............................................................................        555,000           569,330
  California State Economic Recovery Revenue, Series A, 5.00%, 7/01/06 ..........................        500,000           520,245
  California State RAN, Series A, 3.00%, 6/30/05 ................................................        500,000           502,475
  California State University at Channel Islands Financing Authority Revenue, Rental Housing and
     Town Center, Series A, 2.50%, 8/01/44 ......................................................        750,000           752,602
  California Statewide CDA Revenue,
     Kaiser Permanente, Series G, Mandatory Put 5/01/07, 2.30%, 4/01/34 .........................        400,000           397,128
     Viewpoint School, ACA Insured, 3.50%, 10/01/08 .............................................        320,000           325,040
     California Statewide CDA Water and Wastewater Revenue,
     Pooled Financing Program 2004, Series C, FSA Insured, 2.00%, 10/01/05 ......................        460,000           459,729
     Pooled Financing Program, Series B, FSA Insured, 2.00%, 10/01/05 ...........................        270,000           270,016
  Chaffey Joint UHSD, COP, Refunding, 3.00%, 5/01/08 ............................................        250,000           256,370
  Costa Mesa RDA Tax Allocation Revenue, Downtown Redevelopment Project, FSA Insured, 2.50%,
    10/01/08 ....................................................................................        265,000           266,884
  Evergreen School District GO, Refunding, Series D, FGIC Insured, 2.75%, 9/01/08 ...............        150,000           152,088
  Fontana USD, COP, Facility Bridge Funding, Program, FSA Insured, 3.00%, 9/01/15 ...............        500,000           502,905
  Foothill-De Anza Community College District GO, Election of 1999, Series B, 2.60%,
    8/01/08 .....................................................................................        100,000           100,851
  Glendale USD, GO, Series F, MBIA Insured, 2.50%, 9/01/08 ......................................        200,000           201,042
  Glendora PFAR, Tax Allocation, Project No. 1, Refunding, Series A, MBIA Insured,
     2.00%, 9/01/07 .............................................................................        100,000            98,853
     2.125%, 9/01/08 ............................................................................        105,000           103,994
  Goleta Water District Revenue COP, 1991 Project and 2003 Project, Refunding, MBIA Insured,
     2.00%, 12/01/05 ............................................................................        300,000           299,955
  Guam International Airport Authority Revenue, Series A, MBIA Insured, 2.375%, 10/01/08 ........        250,000           248,002
  Industry Urban Development Agency Tax Allocation, Civic Recreational Industrial, Series 1-B,
     MBIA Insured, 2.50%, 5/01/05 ...............................................................        500,000           500,930
  Inglewood USD, GO, Election of 1998, Series C, FSA Insured, 2.50%, 10/01/08 ...................        265,000           266,410
  Lodi USD, COP, Capital Projects, Refunding, FSA Insured, 3.00%, 2/01/08 .......................        110,000           112,434
  Los Angeles Convention and Exhibition Center Authority Lease Revenue, Series A, AMBAC Insured,
     3.25%, 8/15/09 .............................................................................        250,000           257,233
  Los Angeles County MTA Sales Tax Revenue, Proposition A, First Tier, Refunding, Senior
     Series A, FSA Insured, 2.50%, 7/01/07 ......................................................        100,000           100,602
  Los Angeles USD, GO, Election of 1997, Series F, FSA Insured, 3.00%, 7/01/06 ..................        150,000           151,859
  Los Angeles Water and Power Revenue, Power System, Series A, Sub Series A-1, 4.00%,
     7/01/06 ....................................................................................        500,000           512,965
  Lynwood USD, GO, Election of 2002, Series A, FSA Insured, 4.00%, 8/01/10 ......................        100,000           105,991
  Manteca USD Special Tax, CFD No. 89-1, AMBAC Insured, 2.50%, 9/01/08 ..........................        250,000           251,303


                                                         Semiannual Report  | 57

FRANKLIN CALIFORNIA TAX-FREE TRUST

------------------------------------------------------------------------------------------------------------------------------------
FRANKLIN CALIFORNIA LIMITED-TERM TAX-FREE INCOME FUND                                             PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------------
    LONG TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
    Modesto High School District Stanislaus County GO, Refunding, FSA Insured, 2.50%,
       8/01/05 ..................................................................................  $     100,000   $       100,299
    North Orange County Community College District GO, Election of 2002, Series B, FGIC Insured,
       2.125%, 8/01/08 ..........................................................................        500,000           496,165
    Placer County Water Agency Water Revenue COP, Refunding, MBIA Insured, 2.375%,
       7/01/07 ..................................................................................        105,000           105,316
    Poway RDA Tax Allocation, Paguay Redevelopment Project, Series A, MBIA Insured, 3.00%,
       6/15/09 ..................................................................................        100,000           101,963
    Puerto Rico Commonwealth GO, Public Improvement, Refunding, Series C, MBIA Insured, 5.00%,
       7/01/28 ..................................................................................        200,000           215,702
    Puerto Rico Commonwealth Highway and Transportation Authority Revenue, Series AA,
       FGIC Insured, 2.625%, 7/01/08 ............................................................        300,000           301,845
    Rio Linda Unified Elementary School District, Election of 2002, Series A, FSA Insured, 4.00%,
       8/01/10 ..................................................................................        100,000           105,991
    Riverside County Asset Leasing Corp. Leasehold Revenue,
       Hospital Project, Refunding, Series A,
       MBIA Insured, 3.00%, 6/01/08 .............................................................        115,000           117,431
    San Diego Community College District GO, Election of 2002, Refunding,
       Series A, FSA Insured, 2.50%, 5/01/07 ....................................................        300,000           302,022
       Series B, FSA Insured, 4.00%, 5/01/05 ....................................................        150,000           150,998
    San Diego Regional Building Authority Lease Revenue, San Miguel Conservation Fire District,
       Refunding, AMBAC Insured, 3.00%, 1/01/08 .................................................        240,000           245,174
    San Francisco City and County Airports Commission International Airport Revenue, Issue 29,
       Refunding, Second Series B, FGIC Insured, 3.00%, 5/01/07 .................................        500,000           508,430
    San Francisco City and County Public Utility Commission Warrant Revenue, Refunding, Series A,
       MBIA Insured, 3.00%, 10/01/08 ............................................................        100,000           102,311
    San Jose Financing Authority Lease Revenue, Central Service Yard Project, Refunding,
       AMBAC Insured, 3.00%, 10/15/06 ...........................................................        245,000           248,523
    San Mateo Foster City School District GO, Refunding, FSA Insured, 2.50%, 9/01/08 ............        200,000           201,042
    Santa Clara Electric Revenue, Sub Series A, MBIA Insured, 3.00%, 7/01/09 ....................        225,000           228,980
    Santa Clara Valley Transportation Authority Sales Tax Revenue, Measure A, AMBAC Insured,
       3.00%, 4/01/36 ...........................................................................        500,000           508,165
    Sonoma County COP, Series A, Refunding, MBIA Insured, 3.00%, 11/15/08 .......................        250,000           255,960
    South Coast Local Education Agencies Note Participations, Pooled TRAN, 3.00%, 6/30/05 .......        500,000           502,260
    University of California Revenues, University and College Improvements, Refunding, Series A,
       3.00%, 5/15/05 ...........................................................................        120,000           120,466
                                                                                                                   ---------------
    TOTAL LONG TERM INVESTMENTS (COST $14,635,602)...............................................                       14,575,427
                                                                                                                   ---------------
    SHORT TERM INVESTMENTS 25.9%
    BONDS
(a) Bay Area Toll Authority Toll Bridge Revenue, San Francisco Bay Area, Series C, AMBAC Insured,
       Weekly VRDN and Put, 1.96%, 4/01/37 ......................................................        400,000           400,000
(a) California State Department of Water Resources Power Supply Revenue,
       Series B-6, Daily VRDN and Put, 2.15%, 5/01/22 ...........................................        100,000           100,000
       Series C-7, FSA Insured, Weekly VRDN and Put, 2.00%, 5/01/22 .............................        300,000           300,000
(a) California State GO, Kindergarten University, Series B-3, Daily VRDN and Put, 2.15%,
       5/01/34 ..................................................................................        200,000           200,000
(a) Daly City HFA, MFR, Refunding, Weekly VRDN and Put, 1.96%, 10/15/29 .........................        100,000           100,000


58 |  Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST

------------------------------------------------------------------------------------------------------------------------------------
  FRANKLIN CALIFORNIA LIMITED-TERM TAX-FREE INCOME FUND                                           PRINCIPAL AMOUNT      VALUE
------------------------------------------------------------------------------------------------------------------------------------
    SHORT TERM INVESTMENTS (CONT.)
    BONDS (CONT.)
(a) Irvine 1915 Act Special Assessment, AD No. 00-18, Series A, Daily VRDN and Put, 2.15%,
       9/02/26 ..................................................................................  $     200,000   $       200,000
(a) Irvine Ranch Water District Revenue, Construction Bonds, Daily VRDN and Put, 2.15%,
       10/01/05 .................................................................................         45,000            45,000
(a) Irvine USD Special Tax, CFD No. 01-1, Daily VRDN and Put, 2.15%, 9/01/38 ....................        700,000           700,000
(a) Livermore COP, Capital Projects, Weekly VRDN and Put, 2.00%, 10/01/30 .......................        200,000           200,000
(a) Los Angeles Department of Water and Power Waterworks Revenue, Sub Series B-2, Daily VRDN
       and Put, 2.15%, 7/01/35 ..................................................................        800,000           800,000
(a) Metropolitan Water District Southern California Waterworks Revenue,
       Refunding, Series B-2, Weekly VRDN and Put, 1.95%, 7/01/35 ...............................        200,000           200,000
       Refunding, Series B-3, Daily VRDN and Put, 1.70%, 7/01/35 ................................        200,000           200,000
       Series B, Weekly VRDN and Put, 1.95%, 7/01/27 ............................................        200,000           200,000
(a) Newport Beach Revenue, Hoag Memorial Presbyterian Hospital, Series A, Weekly VRDN and Put,
       2.13%, 10/01/26...........................................................................        400,000           400,000
(a) Orange County Sanitation Districts COP, Refunding, Series B, Daily VRDN and Put, 2.15%,
       8/01/30 ..................................................................................        200,000           200,000
(a) Puerto Rico Commonwealth Government Development Bank Revenue, Refunding, MBIA Insured,
       Weekly VRDN and Put, 1.92%, 12/01/15 .....................................................        100,000           100,000
(a) Rancho Water District Financing Authority Revenue, Series B, FGIC Insured, Weekly VRDN and
       Put, 1.95%, 8/01/31 ......................................................................        200,000           200,000
(a) San Bernardino County COP, County Center Refinancing Project, Refunding, Weekly VRDN and
       Put, 1.96%, 7/01/15 ......................................................................        500,000           500,000
(a) Westminster COP, Civic Center Refunding Project, Series B, AMBAC Insured, Weekly VRDN and
       Put, 2.00%, 6/01/24 ......................................................................        100,000           100,000
                                                                                                                   ---------------
  TOTAL SHORT TERM INVESTMENTS (COST $5,145,000) ................................................                        5,145,000
                                                                                                                   ---------------
  TOTAL INVESTMENTS (COST $19,780,602) 99.3% ....................................................                       19,720,427
  OTHER ASSETS, LESS LIABILITIES .7% ............................................................                          133,201
                                                                                                                   ---------------
  NET ASSETS 100.0% .............................................................................                  $    19,853,628
                                                                                                                   ===============

See glossary of terms on page 65.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. VRDNs are valued at cost.


                  Semiannual Report  |  See notes to financial statements.  | 59

FRANKLIN CALIFORNIA TAX-FREE TRUST

FINANCIAL HIGHLIGHTS

FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND

                                                   --------------------------------------------------------------------------------
                                                   SIX MONTHS ENDED
                                                   DECEMBER 31, 2004                         YEAR ENDED JUNE 30,
CLASS A                                               (UNAUDITED)              2004        2003         2002       2001        2000
                                                   --------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)

Net asset value, beginning of period ...........   $            1.00      $    1.00   $    1.00   $    1.00   $    1.00   $    1.00
                                                   --------------------------------------------------------------------------------

Icome from investment operations - net
 investment income .............................                .004           .004        .007        .012        .027        .026

Less distributions from net investment income ..               (.004)         (.004)      (.007)      (.012)      (.027)      (.026)
                                                   --------------------------------------------------------------------------------
Net asset value, end of period .................   $            1.00      $    1.00   $    1.00   $    1.00   $    1.00   $    1.00
                                                   ================================================================================

Total return(a) ................................                .43%            .38%        .71%       1.21%       2.76%       2.64%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000's) ..............   $         606,779      $ 631,895   $ 671,392   $ 679,788   $ 711,789   $ 696,803

Ratios to average net assets:

 Expenses ......................................                 .56%(b)        .56%        .56%        .56%        .56%        .56%

 Net investment income .........................                 .85%(b)        .38%        .71%       1.20%       2.72%       2.61%

(a) Total return does not reflect the contingent deferred sales charge and is not annualized for periods less than one year.

(b)   Annualized.


60 |  See notes to financial statements.  |  Annual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST

STATEMENT OF INVESTMENTS, DECEMBER 31, 2004 (UNAUDITED)

---------------------------------------------------------------------------------------------------------------------------
FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND                                                    PRINCIPAL AMOUNT     VALUE
---------------------------------------------------------------------------------------------------------------------------
BONDS 99.8%
(a) Alameda County IDAR, United Manufacturing Project, Series A, Weekly VRDN and Put,
        2.00%, 6/01/30 ....................................................................    $   1,000,000   $  1,000,000
(a) Bay Area Toll Authority Toll Bridge Revenue, San Francisco Bay Area, Series A, AMBAC
       Insured, Weekly VRDN and Put, 1.95%, 4/01/36 .......................................        2,500,000      2,500,000
(a) Butte County Housing Authority MFR, Pine Tree Apartment Project, Weekly VRDN and Put,
       2.00%, 12/01/10 ....................................................................        1,532,000      1,532,000
    California Community College Financing Authority TRAN, Series A, 3.00%, 6/30/05 .......       20,000,000     20,136,879
(a) California Educational Facilities Authority Revenue, University of Southern
       California, Series C, Annual VRDN and Put, 1.01%, 10/01/33 .........................        6,000,000      6,000,000
(a) California Health Facilities Financing Authority Revenue,
       Catholic Healthcare West, MBIA Insured, Weekly VRDN and Put, 1.98%, 7/01/16 ........        3,955,000      3,955,000
       Pooled Loan Program, Series B, FGIC Insured, Weekly VRDN and Put, 2.00%, 10/01/10 ..        2,500,000      2,500,000
       Scripps Health, Series A, MBIA Insured, Weekly VRDN and Put, 1.92%, 10/01/22 .......        4,900,000      4,900,000
(a) California Infrastructure and Economic Development Bank Revenue,
       Independent System Operating Corp. Project, Refunding, Series B, MBIA Insured,
         Weekly VRDN and Put, 1.98%, 4/01/08 ..............................................        6,500,000      6,500,000
       J. Paul Getty Trust, Refunding, Series B, Annual VRDN and Put, 1.17%, 4/01/33 ......        8,000,000      8,000,000
       J. Paul Getty Trust, Refunding, Series D, Annual VRDN and Put, 1.17%, 4/01/33 ......        2,000,000      2,000,000
    California School Cash Reserves Program Authority Revenue, Pool, Series A, 3.00%,
        7/06/05............................................................................       24,870,000     25,036,044
(a) California State Department of Water Resources Power Supply Revenue,
       Series B-3, Daily VRDN and Put, 2.17%, 5/01/22 .....................................       11,220,000     11,220,000
       Series B-5, Daily VRDN and Put, 2.10%, 5/01/22 .....................................          300,000        300,000
       Series B-6, Daily VRDN and Put, 2.15%, 5/01/22 .....................................        7,000,000      7,000,000
       Series C-8, Weekly VRDN and Put, 1.96%, 5/01/22 ....................................        6,000,000      6,000,000
       Series C-12, Weekly VRDN and Put, 1.95%, 5/01/22 ...................................        6,700,000      6,700,000
(a) California State Economic Development Financing Authority Revenue,
       Calco Project, Weekly VRDN and Put, 2.08%, 4/01/27 .................................        1,500,000      1,500,000
       KQED Inc. Project, Refunding, Weekly VRDN and Put, 1.97%, 4/01/20 ..................        1,080,000      1,080,000
(a) California State Economic Recovery GO,
       Series C-4, Daily VRDN and Put, 2.20%, 7/01/23 .....................................        4,900,000      4,900,000
       Series C-6, Daily VRDN and Put, 2.13%, 7/01/23 .....................................        8,000,000      8,000,000
(a) California State Economic Recovery Revenue,
       Series C-11, Weekly VRDN and Put, 1.95%, 7/01/23 ...................................          900,000        900,000
       Series C-15, FSA Insured, Weekly VRDN and Put, 1.98%, 7/01/23 ......................        3,000,000      3,000,000
(a) California State GO,
       Kindergarten University, Series B-3, Daily VRDN and Put, 2.15%, 5/01/34 ............        4,600,000      4,600,000
       Series A-3, Daily VRDN and Put, 2.10%, 5/01/33 .....................................        8,700,000      8,700,000
    California State RAN, Series A, 3.00%, 6/30/05 ........................................       15,000,000     15,092,427
    California Statewide CDA Revenue, TRAN, Series A-1, FSA Insured, 3.00%, 6/30/05 .......       13,385,000     13,476,607
(a) Carlsbad USD, COP, School Facility Bridge Funding Program, FSA Insured, Weekly VRDN
        and Put, 1.95%, 9/01/14 ...........................................................          500,000        500,000
(a) Chico MFMR, Webb Homes Project, Weekly VRDN and Put, 1.60%, 1/01/10 ...................        1,520,000      1,520,000
(a) Chino Basin Regional Financing Authority Revenue, Inland Empire Utilities, Series A,
       AMBAC Insured, Weekly VRDN and Put, 1.94%, 6/01/32 .................................        5,485,000      5,485,000
(a) Commerce Joint Powers Financing Authority IDR, Weekly VRDN and Put, 2.00%, 11/01/14. ..        1,620,000      1,620,000
(a) Elsinore Valley Municipal Water District COP, Series A, FGIC Insured, Weekly VRDN and
       Put, 1.95%, 7/01/29 ................................................................       13,600,000     13,600,000


                                                         Semiannual Report  | 61

FRANKLIN CALIFORNIA TAX-FREE TRUST

---------------------------------------------------------------------------------------------------------------------------
FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND                                                    PRINCIPAL AMOUNT     VALUE
---------------------------------------------------------------------------------------------------------------------------
BONDS (CONT.)
(a) Fremont PFA, COP, Weekly VRDN and Put, 2.00%, 8/01/30 .................................    $   5,900,000   $  5,900,000
(a) Grant Joint UHSD, COP,
       School Facilities Bridge Funding Program, FSA Insured, Weekly VRDN and Put, 1.95%,
       9/01/34 ............................................................................        4,900,000      4,900,000
       Various Bridge Funding Program, FSA Insured, Weekly VRDN and Put, 1.95%, 7/01/37 ...       10,000,000     10,000,000
(a) Hillsborough COP, Water and Sewer System Project, Refunding, Series B, Weekly VRDN
       and Put, 1.98%, 6/01/30 ............................................................        4,300,000      4,300,000
(a) Irvine 1915 Act Revenue, AD No. 94-15, Daily VRDN and Put, 2.15%, 9/02/20 .............        2,600,000      2,600,000
(a) Irvine 1915 Act Special Assessment,
       AD No. 00-18, Series A, Daily VRDN and Put, 2.15%, 9/02/26 .........................        2,595,000      2,595,000
       AD No. 03-19, Series A, Daily VRDN and Put, 2.15%, 9/02/29 .........................        1,100,000      1,100,000
       AD No. 93-14, Daily VRDN and Put, 2.10%, 9/02/25 ...................................        5,961,000      5,961,000
       AD No. 97-13, Daily VRDN and Put, 2.15%, 9/02/23 ...................................       16,895,000     16,895,000
       AD No. 97-16, Daily VRDN and Put, 2.15%, 9/02/22 ...................................        6,000,000      6,000,000
(a) Irvine Ranch Water District GO, Nos. 105, 140, 240 and 250, Daily VRDN and Put, 2.10%,
       1/01/21 ............................................................................        7,800,000      7,800,000
(a) Irvine Ranch Water District Revenue,
       Consolidated Bonds, Daily VRDN and Put, 2.15%, 10/01/10 ............................        1,400,000      1,400,000
       Consolidated Bonds, Refunding, Series B, Daily VRDN and Put, 2.25%, 10/01/09 .......        2,300,000      2,300,000
       Consolidated, Daily VRDN and Put, 2.15%, 8/01/16 ...................................          400,000        400,000
       Construction Bonds, Daily VRDN and Put, 2.15%, 10/01/05 ............................        1,500,000      1,500,000
(a) Irvine USD Special Tax,
       CFD No. 01-1, Daily VRDN and Put, 2.15%, 9/01/38 ...................................       15,300,000     15,300,000
       CFD No. 03-1, Daily VRDN and Put, 2.15%, 9/01/39 ...................................        1,000,000      1,000,000
(a) Kern County COP, Kern Public Facilities Project, Series A, Weekly VRDN and Put, 1.95%,
       8/01/06 ............................................................................          400,000        400,000
(a) Lancaster RDA, MFHR, Woodcreek Garden Project, Refunding, Series B, FNMA Insured,
       Weekly VRDN and Put, 1.98%, 12/15/31 ...............................................        2,400,000      2,400,000
(a) Los Angeles County Pension Obligation Revenue, Refunding,
       Series A, AMBAC Insured, Weekly VRDN and Put, 1.94%, 6/30/07 .......................        1,400,000      1,400,000
       Series B, Weekly VRDN and Put, 1.94%, 6/30/07 ......................................        3,200,000      3,200,000
    Los Angeles County Schools Pooled Financing Program COP, GO, Transport, Series A,
       FSA Insured, 3.50%, 6/30/05 ........................................................        8,000,000      8,073,345
(a) Los Angeles Department of Water and Power Waterworks Revenue, Sub Series B-2,
        Daily VRDN and Put, 2.15%, 7/01/35 ................................................       10,875,000     10,875,000
(a) Los Angeles MFR, Casden Project, Series K, Weekly VRDN and Put, 2.05%, 7/01/10 ........          145,507        145,507
(a) Los Angeles Wastewater System Revenue, Refunding, Sub Series A, FGIC Insured,
       Annual VRDN and Put, 2.15%, 12/01/31 ...............................................        5,000,000      5,000,000
(a) Los Angeles Water and Power Revenue, Sub Series B-5, Refunding, Weekly VRDN and Put,
       1.98%, 7/01/34 .....................................................................        3,700,000      3,700,000
(a) Metropolitan Water District Southern California Waterworks Revenue,
       Refunding, Series A, Weekly VRDN and Put, 1.95%, 6/01/23 ...........................        6,575,000      6,575,000
       Refunding, Series B-1, Daily VRDN and Put, 2.15%, 7/01/35 ..........................        4,800,000      4,800,000
       Refunding, Series B-3, Daily VRDN and Put, 2.10%, 7/01/35 ..........................        2,500,000      2,500,000
       Refunding, Series C-1, Weekly VRDN and Put, 1.92%, 7/01/30 .........................        3,000,000      3,000,000
       Series B-4, Weekly VRDN and Put, 1.94%, 7/01/35 ....................................        3,500,000      3,500,000
       Series C, Weekly VRDN and Put, 1.97%, 7/01/28 ......................................       13,200,000     13,200,000


62 |  Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST

---------------------------------------------------------------------------------------------------------------------------
FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND                                                    PRINCIPAL AMOUNT     VALUE
---------------------------------------------------------------------------------------------------------------------------
BONDS (CONT.)
(a) Northern California Public Power Agency Revenue, Hydroelectric No. 1, Refunding,
       Series A, MBIA Insured, Weekly VRDN and Put, 1.94%, 7/01/23 ........................    $   8,700,000   $  8,700,000
(a) Oakland COP, Capital Equipment Project, Weekly VRDN and Put, 1.98%, 12/01/15 ..........        6,100,000      6,100,000
(a) Orange County Sanitation Districts COP,
       Nos. 1-3, 5-7 and 11, Refunding, AMBAC Insured, Daily VRDN and Put, 2.15%,
       8/01/16 ............................................................................        1,250,000      1,250,000
       Refunding, Series A, Daily VRDN and Put, 2.15%, 8/01/29 ............................        4,820,000      4,820,000
       Refunding, Series B, Daily VRDN and Put, 2.15%, 8/01/30 ............................        4,900,000      4,900,000
(a) Pajaro Valley USD, COP, School Facility Bridge Funding Program, Weekly VRDN and Put,
       1.95%, 9/01/31 .....................................................................          700,000        700,000
(a) Rancho Water District Financing Authority Revenue,
       Refunding, Series A, FGIC Insured, Weekly VRDN and Put, 1.95%, 8/01/29 .............        6,000,000      6,000,000
       Series B, FGIC Insured, Weekly VRDN and Put, 1.95%, 8/01/31 ........................        3,880,000      3,880,000
(a) Riverside County Asset Leasing Corp. Leasehold Revenue, Southwest Justice Center,
       Series B, MBIA Insured, Weekly VRDN and Daily Put, 1.94%, 11/01/32 .................        5,000,000      5,000,000
(a) Riverside County COP, Riverside County Public Facilities, ACES, Series B, Weekly
       VRDN and Put, 1.88%, 12/01/15 .....................................................         1,800,000      1,800,000
(a) Sacramento County COP, Administration Center and Courthouse Project, Weekly VRDN
       and Put, 2.00%, 6/01/20 ............................................................       11,300,000     11,300,000
(a) Sacramento County Sanitation District Financing Authority Revenue, Series C,
       Weekly VRDN and Put, 1.97%, 12/01/30 ...............................................       28,600,000     28,600,000
    Sacramento County TRAN, Series A, 3.00%, 7/11/05 ......................................       10,000,000     10,069,473
(a) San Francisco City and County RDA, MFR,
       Derek Silva Community, Series D, Weekly VRDN and Put, 2.10%, 12/01/19 ..............        4,550,000      4,550,000
       Fillmore Center, Refunding, Series B-2, Weekly VRDN and Put, 2.02%, 12/01/17 .......        1,000,000      1,000,000
       San Joaquin County Transportation Authority Sales Tax Revenue, TECP, 1.78%, 1/12/05        29,200,000     29,200,000
(a) San Jose RDAR, Merged Area Redevelopment Project, Series A, Weekly VRDN and Put, 1.94%,
       7/01/26 ............................................................................        3,300,000      3,300,000
(a) San Jose-Santa Clara Water Financing Authority Sewer Revenue, Series B, Weekly VRDN and
       Put, 1.94%, 11/15/11 ...............................................................        1,200,000      1,200,000
(a) San Mateo County MFHR, Pacific Oaks Apartment Project, Series A, Weekly VRDN and Put,
       2.04%, 7/01/17 .....................................................................        2,950,000      2,950,000
(a) Santa Ana Housing Authority MFHR, Vintage Apartments, Refunding, Series A, Weekly VRDN
       and Put, 2.03%, 12/15/22 ...........................................................        4,650,000      4,650,000
(a) Santa Clara County Housing Authority MFHR, Benton Park Central Apartments, Refunding,
       Series A, Weekly VRDN and Put, 1.98%, 12/15/25 .....................................        5,000,000      5,000,000
(a) South San Francisco MFHR, Magnolia Plaza Apartments, Series A, Weekly VRDN and Put,
       2.04%, 5/01/17 .....................................................................          500,000        500,000
(a) Southern California Public Power Authority Transmission Project Revenue, Southern
     Transmission, Refunding,
       AMBAC Insured, Weekly VRDN and Put, 1.94%, 7/01/19 .................................       27,715,000     27,715,000
       Series A, Weekly VRDN and Put, 1.95%, 7/01/23 ......................................        1,000,000      1,000,000
       Series B, FSA Insured, Weekly VRDN and Put, 1.95%, 7/01/23 .........................        6,600,000      6,600,000
(a) Stanislaus Waste to Energy Financing Agency Revenue, Solid Waste Facility, Ogden Martin
       Systems Project, Refunding, MBIA Insured, Weekly VRDN and Put, 2.00%, 1/01/10 ......        4,100,000      4,100,000
(a) Suisun City Housing Authority MFR, Village Green, Series A, Weekly VRDN and Put, 1.95%,
       6/15/18 ............................................................................        7,300,000      7,300,000


                                                         Semiannual Report  | 63

FRANKLIN CALIFORNIA TAX-FREE TRUST

---------------------------------------------------------------------------------------------------------------------------
FRANKLIN CALIFORNIA TAX-EXEMPT MONEY FUND                                                    PRINCIPAL AMOUNT     VALUE
---------------------------------------------------------------------------------------------------------------------------
BONDS (CONT.)
(a) Turlock Irrigation District COP, Capital Improvement and Refunding Project, Daily
       VRDN and Put, 2.20%, 1/01/31 .......................................................    $   1,900,000   $  1,900,000
(a) Tustin 1915 Act, Special Assessment, Reassessment District, No. 95-2, Series A,
       Daily VRDN and Put, 2.15%, 9/02/13 .................................................       16,169,000     16,169,000
(a) Union City MFR, Housing Mission Sierra, Refunding, Series A, FNMA Insured, Weekly
       VRDN and Put, 1.98%, 7/15/29 .......................................................        2,000,000      2,000,000
(a) Upland CRDA, MFHR, Weekly VRDN and Put, 1.97%, 2/15/30 ................................        1,000,000      1,000,000
(a) Val Verde USD, COP, Land Bank Program, Series A, Weekly VRDN and Put, 1.98%, 9/01/24 ..        2,600,000      2,600,000
(a) Vallecitos Water District Revenue COP, Twin Oaks Reservoir Project, Weekly VRDN
       and Put, 1.95%, 7/01/30 ............................................................        2,400,000      2,400,000
(a) Vallejo Housing Authority MFR, FNMA Insured, Weekly VRDN and Put, 1.95%, 5/15/22 ......        1,985,000      1,985,000
(a) Watereuse Finance Authority Revenue, FSA Insured, Weekly VRDN and Put, 2.00%,
       5/01/28 ............................................................................       20,900,000     20,900,000
(a) Western Placer Union School COP, Facilities Project B, Weekly VRDN and Put, 1.98%,
       8/01/23 ............................................................................        5,000,000      5,000,000
(a) Western Riverside County Regional Wastewater Authority Revenue, Regional Wastewater
       Treatment, Daily VRDN and Put, 2.15%, 4/01/28 ......................................        1,450,000      1,450,000
                                                                                                               ------------
    TOTAL BONDS (COST $605,562,282) 99.8%..................................................                     605,562,282
    OTHER ASSETS, LESS LIABILITIES .2%.....................................................                       1,216,403
                                                                                                               ------------
    NET ASSETS 100.0%......................................................................                    $606,778,685
                                                                                                               ============

See glossary of terms on page 65.

(a) Variable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. VRDNs are valued at cost.


64 |  See notes to financial statements.  |  Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST

GLOSSARY OF TERMS

1915 Act   - Improvement Bond Act of 1915                        MBIA    - Municipal Bond Investors Assurance Corp.
ABAG       - The Association of Bay Area Governments             MFHR    - Multi-Family Housing Revenue
ACA        - American Capital Access Holdings Inc.               MFMR    - Multi-Family Mortgage Revenue
ACES       - Adjustable Convertible Exempt Securities            MFR     - Multi-Family Revenue
AD         - Assessment District                                 MTA     - Metropolitan Transit Authority
AMBAC      - American Municipal Bond Assurance Corp.             MUD     - Municipal Utility District
BART       - Bay Area Rapid Transit                              PCFA    - Pollution Control Financing Authority
CDA        - Community Development Authority/Agency              PCR     - Pollution Control Revenue
CFD        - Community Facilities District                       PFA     - Public Financing Authority
COP        - Certificate of Participation                        PFAR    - Public Financing Authority Revenue
CRDA       - Community Redevelopment Authority/Agency            RAN     - Revenue Anticipation Notes
ETM        - Escrow to Maturity                                  RDA     - Redevelopment Agency/Authority
FGIC       - Financial Guaranty Insurance Co.                    RDAR    - Redevelopment Agency/Authority
FNMA       - Federal National Mortgage Association               SFM     - Single Family Mortgage
FSA        - Financial Security Assistance                       SFMR    - Single Family Mortgage Revenue
GNMA       - Government National Mortgage Association            TECP    - Tax-Exempt Commercial Paper
GO         - General Obligation                                  TRAN    - Tax and Revenue Anticipation Notes
HFA        - Housing Finance Authority/Agency                    UHSD    - Unified/Union High School District
HFAR       - Housing Finance Authority/Agency Revenue            USD     - Unified/Union School District
ID         - Improvement District                                XLCA    - XL Capital Assurance
IDAR       - Industrial Development Revenue
IDR        - Industrial Development Revenue


                  Semiannual Report  |  See notes to finanical statements.  | 65

FRANKLIN CALIFORNIA TAX-FREE TRUST

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2004 (unaudited)

                                                       --------------------------------------------------------------------------
                                                           FRANKLIN      FRANKLIN CALIFORNIA  FRANKLIN CALIFORNIA     FRANKLIN
                                                          CALIFORNIA      INTERMEDIATE-TERM      LIMITED-TERM        CALIFORNIA
                                                       INSURED TAX-FREE       TAX-FREE             TAX-FREE          TAX-EXEMPT
                                                         INCOME FUND         INCOME FUND          INCOME FUND        MONEY FUND
                                                       --------------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost .............................................   $  1,798,184,105   $     413,155,814    $      19,780,602    $ 605,562,282
                                                       ==========================================================================
  Value ............................................      1,941,349,027         431,128,376           19,720,427      605,562,282
 Cash ..............................................              6,842              52,550               35,951            7,662
 Receivables:
  Capital shares sold ..............................          3,220,611             930,051                   91          856,334
  Interest .........................................         27,153,254           5,340,867              140,701        2,319,994
                                                       --------------------------------------------------------------------------
      Total assets .................................      1,971,729,734         437,451,844           19,897,170      608,746,272
                                                       --------------------------------------------------------------------------
Liabilities:
 Payables:
  Capital shares redeemed ..........................          2,719,987             658,621               16,400        1,591,690
  Affiliates .......................................          1,111,392             230,009                2,834          272,148
  Professional fees ................................             15,366              10,361                9,021            7,965
 Distributions to shareholders .....................          2,814,802             522,090                9,372           58,834
 Other liabilities .................................             40,335              23,399                5,915           36,950
                                                       --------------------------------------------------------------------------
      Total liabilities ............................          6,701,882           1,444,750               43,542        1,967,587
                                                       --------------------------------------------------------------------------
       Net assets, at value ........................   $  1,965,027,852   $     436,007,094    $      19,853,628    $ 606,778,685
                                                       ==========================================================================
Net assets consist of:
 Undistributed net investment income (distributions
     in excess of net investment income) ...........   $     (1,262,970)  $        (314,229)   $          13,446    $          --
 Net unrealized appreciation (depreciation) ........        143,164,922          17,972,562              (60,175)              --
 Accumulated net realized gain (loss) ..............         (9,296,006)         (1,959,197)                  --               --
 Capital shares ....................................      1,832,421,906         420,307,958           19,900,357      606,778,685
                                                       --------------------------------------------------------------------------
       Net assets, at value ........................   $  1,965,027,852   $     436,007,094    $      19,853,628    $ 606,778,685
                                                       ==========================================================================


66 |  See notes to financial statements.  |  Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)
December 31, 2004 (unaudited)

                                                       --------------------------------------------------------------------------
                                                           FRANKLIN      FRANKLIN CALIFORNIA  FRANKLIN CALIFORNIA     FRANKLIN
                                                          CALIFORNIA      INTERMEDIATE-TERM      LIMITED-TERM        CALIFORNIA
                                                       INSURED TAX-FREE       TAX-FREE             TAX-FREE          TAX-EXEMPT
                                                         INCOME FUND         INCOME FUND          INCOME FUND        MONEY FUND
                                                       --------------------------------------------------------------------------
CLASS A:
 Net assets, at value ..............................   $  1,760,218,541   $     423,944,812   $       19,853,628    $ 606,778,685
                                                       ==========================================================================
 Shares outstanding ................................        138,927,674          36,389,263            1,989,299      606,778,685
                                                       ==========================================================================
 Net asset value per share(a) ......................   $          12.67   $           11.65   $             9.98    $        1.00
                                                       ==========================================================================
 Maximum offering price per share (net asset value
   per share / 95.75%, 97.75%, 100% and 100%,
   respectively) ...................................   $          13.23   $           11.92   $             9.98    $        1.00
                                                       ==========================================================================
CLASS B:
 Net assets, at value ..............................   $     79,350,704                  --                   --               --
                                                       ==========================================================================
 Shares outstanding ................................          6,234,248                  --                   --               --
                                                       ==========================================================================
 Net asset value and maximum offering price
   per share(a) ....................................   $          12.73                  --                   --               --
                                                       ==========================================================================
CLASS C:
 Net assets, at value ..............................   $    125,458,607   $      12,062,282                   --               --
                                                       ==========================================================================
 Shares outstanding ................................          9,815,144           1,033,747                   --               --
                                                       ==========================================================================
 Net asset value and maximum offering price
   per share(a) ....................................   $          12.78   $           11.67                   --               --
                                                       ==========================================================================

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable, and redemption fees retained by the Fund.


                  Semiannual Report  |  See notes to financial statements.  | 67

FRANKLIN CALIFORNIA TAX-FREE TRUST

STATEMENTS OF OPERATIONS
for the six months ended December 31, 2004 (unaudited)

                                                       --------------------------------------------------------------------------
                                                           FRANKLIN      FRANKLIN CALIFORNIA  FRANKLIN CALIFORNIA     FRANKLIN
                                                          CALIFORNIA      INTERMEDIATE-TERM      LIMITED-TERM        CALIFORNIA
                                                       INSURED TAX-FREE       TAX-FREE             TAX-FREE          TAX-EXEMPT
                                                         INCOME FUND         INCOME FUND          INCOME FUND        MONEY FUND
                                                       --------------------------------------------------------------------------
INVESTMENT INCOME:
 Interest ..........................................   $     49,045,603   $       9,187,947   $          180,265    $   4,390,536
                                                       --------------------------------------------------------------------------
Expenses:
 Management fees (Note 3) ..........................          4,504,702           1,086,311               47,081        1,527,105
 Administrative fees (Note 3) ......................                 --                  --               18,894               --
 Distribution fees: (Note 3)
  Class A ..........................................            876,040             208,120               14,156               --
  Class B ..........................................            256,437                  --                   --               --
  Class C ..........................................            402,108              34,209                   --               --
 Transfer agent fees (Note 3) ......................            284,940              73,775                2,140          161,265
 Custodian fees ....................................             14,790               3,196                  130            4,847
 Reports to shareholders ...........................             28,230               6,685                1,021           16,902
 Registration and filing fees ......................              7,820               6,210                4,023            2,449
 Amortization of offering costs (Note 1) ...........                 --                  --                1,790               --
 Professional fees .................................             16,529               9,994                9,453            8,291
 Trustees' fees and expenses .......................             20,323               4,122                  159            6,551
 Other .............................................             69,369              29,739                6,180           16,917
                                                       --------------------------------------------------------------------------
      Total expenses ...............................          6,481,288           1,462,361              105,027        1,744,327
      Expenses waived/paid by affiliate (Note 3) ...                 --                  --              (57,809)              --
                                                       --------------------------------------------------------------------------
       Net expenses ................................          6,481,288           1,462,361               47,218        1,744,327
                                                       --------------------------------------------------------------------------
        Net investment income ......................         42,564,315           7,725,586              133,047        2,646,209
                                                       --------------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments .........            840,146             142,402                   --           (1,565)
 Net change in unrealized appreciation
 (depreciation) on investments .....................         66,547,883          10,482,572              122,693               --
                                                       --------------------------------------------------------------------------
Net realized and unrealized gain (loss) ............         67,388,029          10,624,974              122,693           (1,565)
                                                       --------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations ...................................   $    109,952,344   $      18,350,560   $          255,740    $   2,644,644
                                                       ==========================================================================


68 |  See notes to financial statements.  |  Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST

STATEMENTS OF CHANGES IN NET ASSETS
for the six months ended December 31, 2004 (unaudited) and the year ended June 30, 2004

                                                      -----------------------------------------------------------------------------
                                                      FRANKLIN CALIFORNIA INSURED TAX-FREE    FRANKLIN CALIFORNIA INTERMEDIATE-TERM
                                                                  INCOME FUND                         TAX-FREE INCOME FUND
                                                      -----------------------------------------------------------------------------
                                                      SIX MONTHS ENDED       YEAR ENDED       SIX MONTHS ENDED       YEAR ENDED
                                                      DECEMBER 31, 2004     JUNE 30, 2004     DECEMBER 31, 2004    JUNE 30, 2004
                                                      -----------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...........................   $      42,564,315    $    90,533,901    $       7,725,586    $     15,072,195
  Net realized gain (loss) from
    investments ...................................             840,146          4,549,719              142,402          (1,444,960)
  Net change in unrealized appreciation
   (depreciation) on investments ..................          66,547,883       (102,836,172)          10,482,572         (12,387,719)
                                                      -----------------------------------------------------------------------------
      Net increase (decrease) in net assets
       resulting from operations ..................         109,952,344         (7,752,552)          18,350,560           1,239,516
 Distributions to shareholders from:
  Net investment income:
   Class A ........................................         (38,935,898)       (81,912,569)          (7,682,887)        (14,985,040)
   Class B ........................................          (1,538,589)        (3,208,586)                  --                  --
   Class C ........................................          (2,386,534)        (5,018,247)            (164,226)           (183,314)
                                                      -----------------------------------------------------------------------------
 Total distributions to shareholders ..............         (42,861,021)       (90,139,402)          (7,847,113)        (15,168,354)
 Capital share transactions: (Note 2)
   Class A ........................................           1,460,584       (126,577,971)          29,488,700         (16,567,037)
   Class B ........................................            (552,653)        (4,527,274)                  --                  --
   Class C ........................................             580,424         (9,710,641)           2,676,228           9,275,690
                                                      -----------------------------------------------------------------------------
 Total capital share transactions .................           1,488,355       (140,815,886)          32,164,928          (7,291,347)
 Redemption fees ..................................                  75                 --                  937                  --
                                                      -----------------------------------------------------------------------------
      Net increase (decrease) in net
       assets .....................................          68,579,753       (238,707,840)          42,669,312         (21,220,185)
Net assets:
 Beginning of period ..............................       1,896,448,099      2,135,155,939          393,337,782         414,557,967
                                                      -----------------------------------------------------------------------------
 End of period ....................................   $   1,965,027,852    $ 1,896,448,099    $     436,007,094    $    393,337,782
                                                      =============================================================================
Undistributed net investment income
 (distributions in excess of net investment
 income) included in net assets:
  End of period ...................................   $      (1,262,970)   $      (966,264)   $        (314,229)   $       (192,702)
                                                      =============================================================================


                  Semiannual Report  |  See notes to financial statements.  | 69

FRANKLIN CALIFORNIA TAX-FREE TRUST

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED) for the six months ended December 31, 2004 (unaudited) and the year ended June 30, 2004

                                                      ----------------------------------------------------------------------------
                                                        FRANKLIN CALIFORNIA LIMITED-TERM              FRANKLIN CALIFORNIA
                                                              TAX-FREE INCOME FUND                   TAX-EXEMPT MONEY FUND
                                                      ----------------------------------------------------------------------------
                                                      SIX MONTHS ENDED     PERIOD ENDED      SIX MONTHS ENDED        YEAR ENDED
                                                      DECEMBER 31, 2004   JUNE 30, 2004(a)   DECEMBER 31, 2004      JUNE 30, 2004
                                                      ----------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ...........................   $         133,047   $        130,707   $       2,646,209     $     2,490,464
  Net realized gain (loss) from investments .......                  --                 --              (1,565)                 --
  Net change in unrealized appreciation
 (depreciation) on investments ....................             122,693           (182,868)                 --                  --
                                                      ----------------------------------------------------------------------------
      Net increase (decrease) in net assets
        resulting from operations .................             255,740            (52,161)          2,644,644           2,490,464
 Distributions to shareholders from net
   investment income ..............................            (133,280)          (128,991)         (2,644,644)(b)      (2,490,464)
 Capital share transactions (Note 2) ..............           3,486,759         16,425,560         (25,116,469)        (39,497,215)
 Redemption fees ..................................                   1                 --                  --                  --
                                                      ----------------------------------------------------------------------------
      Net increase (decrease) in net assets .......           3,609,220         16,244,408         (25,116,469)        (39,497,215)
Net assets:
 Beginning of period ..............................          16,244,408                 --         631,895,154         671,392,369
                                                      ----------------------------------------------------------------------------
 End of period ....................................   $      19,853,628   $     16,244,408   $     606,778,685     $   631,895,154
                                                      ============================================================================
Undistributed net investment income
 (distributions in excess of net investment
 income) included in net assets:
  End of period ...................................   $          13,446   $         13,679   $              --     $            --
                                                      ============================================================================

(a) For the period September 2, 2003 (commencement of operations) to June 30, 2004.

(b) Distributions were decreased by net realized losses from security transactions of $1,565.


70 |  See notes to financial statements.  |  Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin California Tax-Free Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of four series (the Funds). All Funds are diversified except the Franklin California Intermediate-Term Tax-Free Income Fund (Intermediate-Term Fund). The Funds' primary investment objectives are to provide a high level of current income exempt from federal and California state personal income taxes, while seeking preservation of capital. The Franklin California Tax-Exempt Money Fund (Money Fund) also seeks liquidity in its investments.

The following summarizes the Funds' significant accounting policies.

A. SECURITY VALUATION

Municipal securities generally trade in the over-the-counter market rather than on a securities exchange. The Trust's pricing services use valuation models or matrix pricing, which considers information with respect to comparable bond and note transactions, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. For the Money Fund, short term securities are valued at amortized cost unless otherwise noted.

The Trust has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Some methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. INCOME TAXES

No provision has been made for U.S. income taxes because each fund's policy is to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of its income. Fund distributions to shareholders are determined on an income tax basis and may differ from net investment income and realized gains for financial reporting purposes.

C. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. For the California Insured Tax-Free Income Fund (Insured Fund), the


                                                         Semiannual Report  | 71

FRANKLIN CALIFORNIA TAX-FREE TRUST

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

C. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

Intermediate-Term Fund, and the Limited-Term Fund, dividends from net investment income are normally declared daily and distributed monthly to shareholders. For the Money Fund, dividends from net investment income and capital gains or losses are normally declared daily. Such distributions are reinvested in additional shares of the fund or distributed monthly.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets. Other expenses are charged to each fund on a specific identification basis.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class for the Insured Fund and the Intermediate-Term Fund.

D. INSURANCE

The scheduled payments of interest and principal for each insured municipal security in the Insured Fund are insured by either a new issue insurance policy, a portfolio insurance policy, or a secondary insurance policy. Some municipal securities in the fund are secured by collateral guaranteed by an agency of the U.S. government.

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security, included as an expense of the fund, or paid by a third party.

E. OFFERING COSTS

Offering costs are amortized on a straight line basis over twelve months.

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

Effective June 1, 2004, redemptions and exchanges of the Funds' shares, except for the Money Fund, held five trading days or less may be subject to the Funds' redemption fee, which is 2% of the amount redeemed. Such fees are retained by the Funds and accounted for as additional paid-in capital as noted in the Statements of Changes in Net Assets.


72 |  Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liability arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. Effective March 1, 2005, Class B shares will no longer be offered except to existing Class B shareholders through reinvested distributions or exchanges into other Franklin Templeton funds' Class B Shares, as permitted by the applicable fund prospectus. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

--------------------------------------------------------------------------------
CLASS A               CLASS A & CLASS C             CLASS A, CLASS B & CLASS C
--------------------------------------------------------------------------------
Limited -Term Fund    Intermediate-Term Fund        Insured Fund
Money Fund

At December 31, 2004, there were an unlimited number of shares authorized (no par value). Transactions in the Money Fund's shares were at $1.00 per share. Transactions in the Funds' shares were as follows:

                                     ------------------------------------------------------------
                                             INSURED FUND               INTERMEDIATE-TERM FUND
                                     ------------------------------------------------------------
                                       SHARES           AMOUNT         SHARES           AMOUNT
                                     ------------------------------------------------------------
CLASS A SHARES:
Six months ended December 31, 2004
 Shares sold .....................     5,936,809    $  74,580,701      5,256,344    $  60,794,333
 Shares issued in reinvestment
   of distributions ..............     1,703,110       21,412,110        385,698        4,480,520
 Shares redeemed .................    (7,531,575)     (94,532,227)    (3,085,772)     (35,786,153)
                                     ------------------------------------------------------------
 Net increase (decrease) .........       108,344    $   1,460,584      2,556,270    $  29,488,700
                                     ============================================================
Year ended June 30, 2004
 Shares sold .....................    18,980,728    $ 237,925,528     11,527,778    $ 133,026,492
 Shares issued in reinvestment
   of distributions ..............     3,553,147       44,490,385        771,318        8,903,549
 Shares redeemed .................   (32,804,476)    (408,993,884)   (13,788,055)    (158,497,078)
                                     ------------------------------------------------------------
 Net increase (decrease) .........   (10,270,601)   $(126,577,971)    (1,488,959)   $ (16,567,037)
                                     ============================================================


                                                         Semiannual Report  | 73

FRANKLIN CALIFORNIA TAX-FREE TRUST

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                 ----------------------------------------------------------------
                                                         INSURED FUND                  INTERMEDIATE-TERM FUND
                                                 ----------------------------------------------------------------
                                                    SHARES            AMOUNT           SHARES          AMOUNT
                                                 ----------------------------------------------------------------
CLASS B SHARES:
Six months ended December 31, 2004
 Shares sold ...............................         317,095       $  4,000,728
 Shares issued in reinvestment
  of distributions .........................          81,611          1,030,605
 Shares redeemed ...........................        (442,746)        (5,583,986)
                                                 -------------------------------
 Net increase (decrease) ...................         (44,040)      $   (552,653)
                                                 ===============================
Year ended June 30, 2004
 Shares sold ...............................       1,108,542       $ 13,945,723
 Shares issued in reinvestment
  of distributions .........................         172,057          2,162,656
 Shares redeemed ...........................      (1,654,209)       (20,635,653)
                                                 -------------------------------
 Net increase (decrease) ...................        (373,610)      $ (4,527,274)
                                                 ===============================
CLASS C SHARES:
Six months ended December 31, 2004
 Shares sold ...............................         805,351       $ 10,204,842          340,325    $   3,956,167
 Shares issued in reinvestment
  of distributions .........................         108,068          1,370,516            8,453           98,357
 Shares redeemed ...........................        (870,318)       (10,994,934)        (118,873)      (1,378,296)
                                                 ----------------------------------------------------------------
 Net increase (decrease) ...................          43,101       $    580,424          229,905    $   2,676,228
                                                 ================================================================
Year ended June 30, 2004
 Shares sold ...............................       2,003,569       $ 25,356,286        1,046,200    $  12,057,807
 Shares issued in reinvestment
  of distributions .........................         230,947          2,914,870            9,085          105,009
 Shares redeemed ...........................      (3,029,459)       (37,981,797)        (251,443)      (2,887,126)
                                                 ----------------------------------------------------------------
 Net increase (decrease) ...................        (794,943)      $ (9,710,641)         803,842    $   9,275,690
                                                 ================================================================

                                                 ----------------------------------------------------------------
                                                        LIMITED-TERM FUND                            MONEY FUND
                                                 ----------------------------------------------------------------
                                                   SHARES              AMOUNT                          AMOUNT
                                                 ----------------------------------------------------------------
CLASS A SHARES:
Six months ended December 31, 2004
 Shares sold ...............................       1,057,488       $ 10,553,691                     $ 220,824,498
 Shares issued in reinvestment
  of distributions .........................           8,561             85,579                         2,631,317
 Shares redeemed ...........................        (715,767)        (7,152,511)                     (248,572,284)
                                                 ----------------------------------------------------------------
 Net increase (decrease) ...................         350,282       $  3,486,759                     $ (25,116,469)
                                                 ================================================================
Year ended June 30, 2004(a)
 Shares sold ...............................       2,319,006       $ 23,220,874                     $ 672,833,442
 Shares issued in reinvestment
  of distributions .........................           7,263             72,724                         2,482,205
 Shares redeemed ...........................        (687,252)        (6,868,038)                     (714,812,862)
                                                 ----------------------------------------------------------------
 Net increase (decrease) ...................       1,639,017       $ 16,425,560                     $ (39,497,215)
                                                 ================================================================

(a) For the period September 2, 2003 (commencement of operations) to June 30, 2004 for the Limited-Term Fund.


74 |  Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST

3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Funds are also officers and/or trustees of the following entities:

-------------------------------------------------------------------------------------------
ENTITY                                                            AFFILIATION
-------------------------------------------------------------------------------------------
Franklin Advisers Inc. (Advisers)                                 Investment manager
Franklin Templeton Services LLC (FT Services)                     Administrative manager
Franklin Templeton Distributors Inc. (Distributors)               Principal underwriter
Franklin Templeton Investor Services LLC (Investor Services)      Transfer agent

A. MANAGEMENT FEES

The Insured Fund and the Intermediate-Term Fund pay an investment management fee to Advisers based on the month-end net assets and the Money Fund pays an investment management fee to Advisers based on average daily net assets as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------------
       .625%          First $100 million
       .500%          Over $100 million, up to and including $250 million
       .450%          In excess of $250 million

The Limited-Term Fund pays an investment management fee to Advisers based on the average daily net assets of the Fund as follows:

--------------------------------------------------------------------------------
ANNUALIZED FEE RATE   NET ASSETS
--------------------------------------------------------------------------------
       .500%          First $100 million
       .450%          Over $100 million, up to and including $250 million
       .425%          Over $250 million, up to and including $500 million

Fees are further reduced on net assets over $500 million.

B. ADMINISTRATIVE FEES

The Limited-Term Fund pays an administrative fee to FT Services of .20% per year of the average daily net assets of the Fund.

Under an agreement with Advisers, FT Services provides administrative services to the Insured Fund, the Intermediate-Term Fund and the Money Fund. The fee is paid by Advisers based on average daily net assets of the Funds, and is not an additional expense of the Funds.

FT Services agreed in advance to voluntarily waive administrative fees, for the Limited-Term Fund, as noted in the Statements of Operations. Additionally, Advisers agreed in advance to voluntarily waive a portion of management fees for the Limited-Term Fund, as noted in the Statements of Operations. Total expenses waived by FT Services and Advisers are not subject to reimbursement by the Fund subsequent to the Fund's fiscal year end.


                                                         Semiannual Report  | 75

FRANKLIN CALIFORNIA TAX-FREE TRUST

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES

The Funds, except the Money Fund, reimburse Distributors for costs incurred in marketing the Funds' shares under a Rule 12b-1 plan up to a certain percentage per year of their average daily net assets of each class as follows:

                                         --------------------------------------
                                           INSURED   INTERMEDIATE-    LIMITED-
                                             FUND      TERM FUND     TERM FUND
                                         --------------------------------------
Class A ...............................      .10%        .10%            15%
Class B ...............................      .65%          --            --
Class C ...............................      .65%        .65%            --

Under the Class A distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds' shares for the period:

                                         --------------------------------------
                                          INSURED    INTERMEDIATE-     MONEY
                                            FUND       TERM FUND       FUND
                                         --------------------------------------
Sales charges received ................  $ 197,387     $  31,701       $   --
Contingent deferred sales charges
retained ..............................  $  84,247     $   3,183       $  261

E. TRANSFER AGENT FEES

The Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were paid to Investor Services:

                           ----------------------------------------------------
                            INSURED    INTERMEDIATE-    LIMITED-        MONEY
                             FUND        TERM FUND     TERM FUND        FUND
                           ----------------------------------------------------
Transfer agent fees .....  $ 185,745     $  45,643      $  1,658     $  118,010


76 |  Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST

4. INCOME TAXES

At June 30, 2004, the following Funds had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                      ------------------------------------------
                                        INSURED      INTERMEDIATE-      MONEY
                                          FUND        TERM FUND         FUND
                                      ------------------------------------------
Capital loss carryovers expiring in:
 2005 ..............................  $         --    $         --   $     1,444
 2006 ..............................            --              --         9,957
 2007 ..............................            --              --         4,593
 2008 ..............................     2,000,818          90,667         9,293
 2009 ..............................     7,452,092         321,166        21,840
 2010 ..............................            --         112,465            --
 2011 ..............................            --         145,149            --
 2012 ..............................            --         865,726         2,466
                                      ------------------------------------------
                                      $  9,452,910    $  1,535,173   $    49,593
                                      ==========================================

At June 30, 2004, the following Funds had deferred capital losses occurring subsequent to October 31, 2003:

                       ---------------------------
                        INSURED      INTERMEDIATE-
                         FUND          TERM FUND
                       ---------------------------
                       $ 412,406      $  566,426

For tax purposes, such losses will be reflected in the year ending June 30, 2005.

Net investment income (loss) differs for financial statement and tax purposes primarily due to differing treatments of bond discounts and offering costs.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and bond discounts.

At December 31, 2004, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes were as follows:

                                             --------------------------------
                                                 INSURED        INTERMEDIATE-
                                                  FUND            TERM FUND
                                             --------------------------------
Cost of investments ......................   $ 1,797,618,007    $ 413,132,796
                                             ================================
Unrealized appreciation ..................   $   143,741,170    $  18,304,262
Unrealized depreciation ..................           (10,150)        (308,682)
                                             --------------------------------
Net unrealized appreciation (depreciation)   $   143,731,020    $  17,995,580
                                             ================================


                                                         Semiannual Report  | 77

FRANKLIN CALIFORNIA TAX-FREE TRUST

4. INCOME TAXES (CONTINUED)

                                             --------------------------------
                                                 LIMITED-           MONEY
                                                TERM FUND           FUND
                                             --------------------------------
Cost of investments.......................   $    19,780,602    $ 605,562,282
                                             ================================
Unrealized appreciation...................   $        14,028    $          --
Unrealized depreciation...................           (74,203)              --
                                             --------------------------------
Net unrealized appreciation (depreciation)   $       (60,175)   $          --
                                             ================================

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short-term securities) for the period ended December 31, 2004, were as follows:

                                   ------------------------------------------
                                      INSURED      INTERMEDIATE-    LIMITED-
                                       FUND         TERM FUND      TERM FUND
                                   ------------------------------------------
Purchases ......................   $  48,556,806  $ 48,121,827  $   1,781,690
Sales ..........................   $  95,610,689  $ 16,707,327  $     200,000

6. REGULATORY MATTERS

INVESTIGATIONS

As part of various investigations by a number of federal, state, and foreign regulators and governmental entities, including the Securities and Exchange Commission ("SEC"), the California Attorney General's Office ("CAGO"), and the National Association of Securities Dealers, Inc. ("NASD"), relating to certain practices in the mutual fund industry, including late trading, market timing and marketing support payments to securities dealers who sell fund shares, Franklin Resources, Inc. and certain of its subsidiaries (as used in this section, together, the "Company"), as well as certain current or former executives and employees of the Company, received subpoenas and/or requests for documents, information and/or testimony. The Company and its current employees provided documents and information in response to those requests and subpoenas.

SETTLEMENTS

Beginning in August 2004, the Company entered into settlements with certain regulators investigating the mutual fund industry practices noted above. The Company believes that settlement of each of the matters described in this section is in the best interest of the Company and shareholders of the Franklin, Templeton, and Mutual Series mutual funds (the "funds").

On August 2, 2004, Franklin Resources, Inc. announced that its subsidiary, Franklin Advisers, Inc., reached an agreement with the SEC that resolved the issues resulting from the SEC investigation into market timing activity. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940 and Sections 9(b) and 9(f) of the Investment Company Act of


78 |  Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST

6. REGULATORY MATTERS (CONTINUED)

SETTLEMENTS (CONTINUED)

1940, Making Findings and Imposing Remedial Sanctions and a Cease-and-Desist Order" (the "Order"). The SEC's Order concerned the activities of a limited number of third parties that ended in 2000 and those that were the subject of the first Massachusetts administrative complaint described below.

Under the terms of the SEC's Order, pursuant to which Franklin Advisers, Inc. neither admitted nor denied any of the findings contained therein, Franklin Advisers, Inc. agreed to pay $50 million, of which $20 million is a civil penalty, to be distributed to shareholders of certain funds in accordance with a plan to be developed by an independent distribution consultant. At this time, it is unclear which funds or which shareholders of any particular fund will receive distributions. The Order also required Franklin Advisers, Inc. to, among other things, enhance and periodically review compliance policies and procedures.

On September 20, 2004, Franklin Resources, Inc. announced that two of its subsidiaries, Franklin Advisers, Inc. and Franklin Templeton Alternative Strategies, Inc. ("FTAS"), reached an agreement with the Securities Division of the Office of the Secretary of the Commonwealth of Massachusetts (the "State of Massachusetts") related to its administrative complaint filed on February 4, 2004, concerning one instance of market timing that was also a subject of the August 2, 2004 settlement that Franklin Advisers, Inc. reached with the SEC, as described above.

Under the terms of the settlement consent order issued by the State of Massachusetts, Franklin Advisers, Inc. and FTAS consented to the entry of a cease-and-desist order and agreed to pay a $5 million administrative fine to the State of Massachusetts (the "Massachusetts Consent Order"). The Massachusetts Consent Order included two different sections: "Statements of Fact" and "Violations of Massachusetts Securities Laws." Franklin Advisers, Inc. and FTAS admitted the facts in the Statements of Fact.

On October 25, 2004, the State of Massachusetts filed a second administrative complaint, alleging that Franklin Resources, Inc.'s Form 8-K filing (in which it described the Massachusetts Consent Order and stated that "Franklin did not admit or deny engaging in any wrongdoing") failed to state that Franklin Advisers, Inc. and FTAS admitted the Statements of Fact portion of the Massachusetts Consent Order (the "Second Complaint"). Franklin Resources, Inc. reached a second agreement with the State of Massachusetts on November 19, 2004, resolving the Second Complaint. As a result of the November 19, 2004 settlement, Franklin Resources, Inc. filed a new Form 8-K. The terms of the Massachusetts Consent Order did not change and there was no monetary fine associated with this second settlement.

On November 17, 2004, Franklin Resources, Inc. announced that Franklin/Templeton Distributors, Inc. ("FTDI") reached an agreement with the CAGO, resolving the issues resulting from the CAGO's investigation concerning sales and marketing support payments. Under the terms of the settlement, FTDI neither admitted nor denied the allegations in the CAGO's complaint and agreed to pay


                                                         Semiannual Report  | 79

FRANKLIN CALIFORNIA TAX-FREE TRUST

6. REGULATORY MATTERS (CONTINUED)

SETTLEMENTS (CONTINUED)

$2 million to the State of California as a civil penalty, $14 million to the funds, to be allocated by an independent distribution consultant to be paid for by FTDI, and $2 million to the CAGO for its investigative costs.

On December 13, 2004, Franklin Resources, Inc. announced that its subsidiaries FTDI and Franklin Advisers, Inc. reached an agreement with the SEC, resolving the issues resulting from the SEC's investigation concerning marketing support payments to securities dealers who sell fund shares. In connection with that agreement, the SEC issued an "Order Instituting Administrative and Cease-and-Desist Proceedings, Making Findings, and Imposing Remedial Sanctions Pursuant to Sections 203(e) and 203(k) of the Investment Advisers Act of 1940, Sections 9(b) and 9(f) of the Investment Company Act of 1940, and Section 15(b) of the Securities Exchange Act of 1934" (the "Second Order").

Under the terms of the Second Order, in which FTDI and Franklin Advisers, Inc. neither admitted nor denied the findings contained therein, they agreed to pay the funds a penalty of $20 million and disgorgement of $1 (one dollar). FTDI and Franklin Advisers, Inc. also agreed to implement certain measures and undertakings relating to marketing support payments to broker-dealers for the promotion or sale of fund shares, including making additional disclosures in the funds' Prospectuses and Statements of Additional Information. The Second Order further requires the appointment of an independent distribution consultant, at the Company's expense, who shall develop a plan for the distribution of the penalty and disgorgement to the funds.

OTHER LEGAL PROCEEDINGS

The Trust, in addition to the Company and other funds, and certain current and former officers, employees, and directors have been named in multiple lawsuits in different federal courts in Nevada, California, Illinois, New York and Florida, alleging violations of various federal securities laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, advisers, administrators, and distributors, rescission of management contracts and 12b-1 Plans, and/or attorneys' fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, resulting in alleged market timing activity. The majority of these lawsuits duplicate, in whole or in part, the allegations asserted in the February 4, 2004 Massachusetts administrative complaint and the findings in the SEC's August 2, 2004 Order, as described above. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc.


80 |  Semiannual Report

FRANKLIN CALIFORNIA TAX-FREE TRUST

6. REGULATORY MATTERS (CONTINUED)

OTHER LEGAL PROCEEDINGS (CONTINUED)

In addition, the Company, as well as certain current and former officers, employees, and directors, have been named in multiple lawsuits alleging violations of various securities laws and pendent state law claims relating to the disclosure of directed brokerage payments and/or payment of allegedly excessive advisory, commission, and distribution fees, and seeking, among other relief, monetary damages, restitution, rescission of advisory contracts, including recovery of all fees paid pursuant to those contracts, an accounting of all monies paid to the named advisers, declaratory relief, injunctive relief, and/or attorneys' fees and costs. These lawsuits are styled as class actions or derivative actions brought on behalf of certain funds.

The Company and fund management strongly believes that the claims made in each of the lawsuits identified above are without merit and intends to vigorously defend against them. The Company cannot predict with certainty, however, the eventual outcome of the remaining governmental investigations or private lawsuits, nor whether they will have a material negative impact on the Company. Public trust and confidence are critical to the Company's business and any material loss of investor and/or client confidence could result in a significant decline in assets under management by the Company, which would have an adverse effect on the Company's future financial results. If the Company finds that it bears responsibility for any unlawful or inappropriate conduct that caused losses to the Trust, it is committed to making the Trust or their shareholders whole, as appropriate. The Company is committed to taking all appropriate actions to protect the interests of its funds' shareholders.


                                                         Semiannual Report  | 81

FRANKLIN CALIFORNIA TAX-FREE TRUST

SHAREHOLDER INFORMATION

PROXY VOTING POLICIES AND PROCEDURES

The Fund has established Proxy Voting Policies and Procedures ("Policies") that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at 1-954/847-2268 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the Securities and Exchange Commission's website at sec.gov and reflect the 12-month period beginning July 1, 2003, and ending June 30, 2004.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800/SEC-0330.


82 |  Semiannual Report

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

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

LITERATURE REQUEST

LITERATURE REQUEST. TO RECEIVE A BROCHURE AND PROSPECTUS, PLEASE CALL US AT 1-800/DIAL BEN(R) (1-800/342-5236) OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

FRANKLIN TEMPLETON INVESTMENTS

INTERNATIONAL

Mutual European Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton International (Ex EM) Fund

GLOBAL

Mutual Discovery Fund
Templeton Capital Accumulator Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

GROWTH

Franklin Aggressive Growth Fund
Franklin Capital Growth Fund
Franklin Flex Cap Growth Fund
Franklin Small-Mid Cap Growth Fund
Franklin Small Cap Growth Fund II(1)

VALUE

Franklin Balance Sheet Investment Fund(2)
Franklin Equity Income Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(2)
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Qualified Fund
Mutual Recovery Fund(3)
Mutual Shares Fund

BLEND

Franklin Blue Chip Fund
Franklin Convertible Securities Fund
Franklin Growth Fund
Franklin Rising Dividends Fund
Franklin U.S. Long-Short Fund(4)

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Communications Fund
Franklin Global Health Care Fund
Franklin Gold and Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Technology Fund
Franklin Utilities Fund
Mutual Financial Services Fund

ASSET ALLOCATION

Franklin Templeton Corefolio Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund

TARGET FUNDS

Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund

INCOME

Franklin Adjustable U.S. Government Securities Fund(5)
Franklin's AGE High Income Fund
Franklin Floating Rate Daily Access Fund
Franklin Floating Rate Trust(3)
Franklin Income Fund
Franklin Limited Maturity
  U.S. Government Securities Fund(5),(6)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(5)
Templeton Global Bond Fund

TAX-FREE INCOME(7)

NATIONAL FUNDS

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(8)

LIMITED-TERM FUNDS

California Limited-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Limited-Term Tax-Free Income Fund

INTERMEDIATE-TERM FUNDS

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama            Michigan(8)
Arizona            Minnesota(8)
California(9)      Missouri
Colorado           New Jersey
Connecticut        New York(9)
Florida(9)         North Carolina
Georgia            Ohio(8)
Kentucky           Oregon
Louisiana          Pennsylvania
Maryland           Tennessee
Massachusetts(8)   Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(10)

(1) The fund is closed to new investors. Existing shareholders can continue adding to their accounts.

(2) The fund is only open to existing shareholders and select retirement plans.

(3) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(4) Upon reaching approximately $350 million in assets, the fund intends to close to all investors.

(5) An investment in the fund is neither insured nor guaranteed by the U.S. government or by any other entity or institution.

(6) Formerly Franklin Short-Intermediate U.S. Government Securities Fund. Effective 9/1/04, the fund's name changed; its investment goal and strategy remained the same.

(7) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(8)   Portfolio of insured municipal securities.

(9) These funds are available in two or more variations, including long-term portfolios, portfolios of insured securities, a high-yield portfolio (CA) and limited-term, intermediate-term and money market portfolios (CA and NY).

(10) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.


11/04                                          Not part of the semiannual report

       [LOGO](R)
FRANKLIN(R) TEMPLETON(R)              One Franklin Parkway
      INVESTMENTS                     San Mateo, CA 94403-1906

o     WANT TO RECEIVE THIS DOCUMENT FASTER VIA EMAIL?

      Eligible shareholders can sign up for eDelivery at franklintempleton.com. See inside for details.

SEMIANNUAL REPORT AND SHAREHOLDER LETTER

FRANKLIN CALIFORNIA
TAX-FREE TRUST

INVESTMENT MANAGER

Franklin Advisers, Inc.

DISTRIBUTOR

Franklin Templeton Distributors, Inc.
1-800/DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES

1-800/632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

CAT S2004 02/05

ITEM 2. CODE OF ETHICS.

(A) THE REGISTRANT HAS ADOPTED A CODE OF ETHICS THAT APPLIES TO ITS PRINCIPAL EXECUTIVE OFFICERS AND PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER.

(C) N/A

(D) N/A

(F) PURSUANT TO ITEM 10(A), THE REGISTRANT IS ATTACHING AS AN EXHIBIT A COPY OF ITS CODE OF ETHICS THAT APPLIES TO ITS PRINCIPAL EXECUTIVE OFFICERS FINANCIAL AND ACCOUNTING OFFICER.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(A)(1) THE REGISTRANT HAS AN AUDIT COMMITTEE FINANCIAL EXPERT SERVING ON ITS AUDIT COMMITTEE.

(2) THE AUDIT COMMITTEE FINANCIAL EXPERT IS FRANK W.T. LAHAYE, AND HE IS "INDEPENDENT" AS DEFINED UNDER THE RELEVANT SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.  N/A
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.  N/A
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A

ITEM 9. CONTROLS AND PROCEDURES.
(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 10. EXHIBITS.

(A) CODE OF ETHICS FOR PRINCIPAL EXECUTIVE AND SENIOR FINANCIAL OFFICERS.

(B)(1) CERTIFICATIONS PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002 OF JIMMY D. GAMBILL, CHIEF EXECUTIVE OFFICER - FINANCE AND ADMINISTRATION, AND GALEN G. VETTER, CHIEF FINANCIAL OFFICER

(B)(2) CERTIFICATIONS PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 OF JIMMY D. GAMBILL, CHIEF EXECUTIVE OFFICER - FINANCE AND ADMINISTRATION, AND GALEN G. VETTER, CHIEF FINANCIAL OFFICER

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN CALIFORNIA TAX-FREE TRUST

By /s/Jimmy D. Gambill
Chief Executive Officer - Finance and Administration
Date  February 18, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/Jimmy D. Gambill
Chief Executive Officer - Finance and Administration
Date  February 18, 2005


By /s/Galen G. Vetter
Chief Financial Officer
Date  February 18, 2005